UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12
Trex Company, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Trex Company, Inc.

160 Exeter Drive

Winchester, Virginia 22603-8605

Notice of Annual Meeting of Stockholders

May 4, 2023

To our stockholders:

Notice is hereby given that the 2023 annual meeting of stockholders of Trex Company, Inc. will be held at Trex University, 331 Apple Valley Road, Winchester, Virginia, on Thursday, May 4, 2023, at 9:00 a.m., local time, for the following purposes:

➊	to elect three directors of Trex Company, Inc.;

➋	to approve, on a non-binding advisory basis, the compensation of our named executive officers;

➌	to approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers;

➍	to approve the Trex Company, Inc. 2023 Stock Incentive Plan;

➎	to ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2023 fiscal year; and

➏	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 8, 2023 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend this meeting.

We have elected to adopt the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) to our stockholders instead of a paper copy of this Proxy Statement and our 2022 Annual Report. The Notice of Availability contains instructions on how to access and review those documents over the Internet. We believe that this process will allow us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. Stockholders who receive a Notice of Availability by mail and would like to receive a printed copy of our proxy materials should follow the instructions for requesting such materials included on the Notice of Availability.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote, please complete and return your proxy card, or vote by telephone or via the Internet by following the instructions on your Notice of Availability. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the annual meeting and vote in person.

By Order of the Board of Directors,

Amy M. Fernandez

Vice President, General Counsel

and Assistant Secretary

Dated: March 21, 2023

TREX COMPANY, INC.	2023 PROXY STATEMENT	i

ii	TREX COMPANY, INC.	2023 PROXY STATEMENT

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

Annual Stockholders Meeting		Meeting Agenda
Date Time Place	Thursday, May 4, 2023 9:00 a.m. Eastern Time Trex University 331 Apple Valley Road Winchester, Virginia 22602

∎ Election of three directors

∎ Non-binding advisory vote on executive compensation

∎  Approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers

Record Date Voting

March 8, 2023

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

∎  Approve the Trex Company, Inc. 2023 Stock Incentive Plan

∎  Ratification of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for fiscal year 2023

∎  Transact other business that may properly come before the meeting

  Voting Matters and Vote Recommendation

Item	Board recommendation	Reasons for recommendation	More information
1. Election of three directors.	FOR	The Board and Nominating/Corporate Governance Committee believe that the three Board candidates possess the skills, experience, and diversity to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy.	Page 11
2. Non-binding advisory vote on executive compensation (“say-on-pay”).	FOR	The Board of Directors believes that the Company’s executive compensation programs demonstrate the continuing focus by the Company on a pay-for-performance philosophy.	Page 62
3. Non-binding advisory vote on the frequency of future advisory votes on the compensation of named executive officers (“say-on-frequency”).	FOR the option of One Year	The Board of Directors believes an advisory vote on executive compensation that occurs every year will provide the timeliest stockholder feedback on the Company’s compensation philosophy, policies and practices and is the most appropriate alternative for the Company.	Page 63

TREX COMPANY, INC.	2022 PROXY STATEMENT	1

PROXY SUMMARY

Item	Board recommendation	Reasons for recommendation	More information
4. Approve the Trex Company, Inc. 2023 Stock Incentive Plan.	FOR	The Company’s current Stock Incentive Plan expires prior to the 2024 Annual Meeting, so it is necessary to adopt an amended and restated Stock Incentive Plan at this meeting. The Board of Directors believes it is in the best interests of the Company to be able to issue equity grants to key employees and directors as part of our overall incentive compensation program, as more fully described in this Proxy Statement.	Page 64
5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.	FOR	Based on the Audit Committee’s assessment of Ernst & Young’s qualifications and performance, the Board of Directors and the Audit Committee believe that its retention for fiscal year 2023 is in the best interests of the Company.	Page 73

2	TREX COMPANY, INC.	2023 PROXY STATEMENT

Board of Directors

The following table provides summary information about each director.

Director Occupation	Age	Director since	Board Independent	Other public boards	Committee memberships			Up for re-election at current Annual Meeting
					AC	CC	NCGC

Jay M. Gratz Retired; Former Executive Vice President and Chief Financial Officer, Ryerson Inc.	70	2007	Yes	0				Yes

Ronald W. Kaplan* Retired; Former President and CEO, Trex Company, Inc.	71	2008	Yes	1				Yes

Gerald Volas Retired; Former CEO, TopBuild Corp.	68	2014	Yes	1				Yes

James E. Cline** Retired; Former President and CEO, Trex Company, Inc.	71	2015	No	1				No

Bryan H. Fairbanks President and CEO, Trex Company, Inc.	53	2020	No	0				No

Michael F. Golden*** Retired; Former President and CEO, Smith and Wesson Brands, Inc.	68	2013	Yes	1				No

Kristine L. Juster CEO, Kimball International, Inc.	59	2019	Yes	1				No

Gena C. Lovett, Ph.D Former Vice President, Manufacturing, Safety and Quality, Defense, Space and Security of Boeing Company	60	2021	Yes	2				No

Patricia B. Robinson Retired; Former President of Mead School and Office Products	70	2000	Yes	0				No

*	Vice Chairman of the Board

**	Chairman of the Board

***	Lead Independent Director

AC	Audit Committee	Chair

CC	Compensation Committee	Member

NCGC	Nominating/Corporate Governance Committee	Financial expert

TREX COMPANY, INC.	2023 PROXY STATEMENT	3

BOARD OF DIRECTORS

  Director Demographics

Racial/Ethnic Diversity[1]	Average Tenure	Independence
Gender Diversity[1]	Age Diversity

[1]	Based on self-identified characteristics

4	TREX COMPANY, INC.	2023 PROXY STATEMENT

Trex Company, Inc.

160 Exeter Drive

Winchester, Virginia 22603-8605

Annual Meeting of Stockholders

May 4, 2023

Proxy Statement

General Information

  Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Trex Company, Inc. (the “Company”, “we” or “our”) for use at the Company’s 2023 annual meeting of stockholders to be held at Trex University, 331 Apple Valley Road, Winchester, Virginia, on Thursday, May 4, 2023 at 9:00 a.m., local time. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

  Record Date and Voting Securities

Only stockholders of record at the close of business on March 8, 2023, the record date for the annual meeting (the “record date”), will be entitled to notice of and to vote at the annual meeting. As of March 8, 2023, we had 108,795,012 shares of common stock outstanding, which are our only securities entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

A list of stockholders entitled to vote at the annual meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company’s offices at 160 Exeter Drive, Winchester, Virginia, and at the time and place of the meeting during the whole time of the meeting.

  Electronic Notice and Mailing

Notice of the Company’s annual meeting was mailed on or about March 21, 2023 to all stockholders as of the record date.

Those stockholders entitled to vote may vote their shares via the Proxy Card, or via the Internet, telephone or mail, following the instructions printed on the Notice of Availability.

Stockholders who receive a Notice of Availability and would like to receive a printed copy of our proxy materials should follow the instructions for requesting such materials included in the Notice of Availability.

From the date of the mailing of the Notice of Availability until the conclusion of the annual meeting, all of the proxy materials will be accessible on the Company’s website at www.trex.com/proxy.

TREX COMPANY, INC.	2023 PROXY STATEMENT	5

GENERAL INFORMATION

  Revocability of Proxies

Stockholders who execute proxies may revoke them by giving written notice to our Secretary any time before such proxies are voted. Attendance at the annual meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary at any time prior to the voting of the proxy at the annual meeting.

  Other Matters

The Board does not know of any matter that is expected to be presented for consideration at the annual meeting, other than the election of three directors, a non-binding advisory vote on the compensation of our named executive officers, a non-binding advisory vote on the frequency of future advisory votes on the compensation of named executive officers, approval of the Trex Company, Inc. 2023 Stock Incentive Plan, and ratification of the appointment of our independent registered public accounting firm for the current fiscal year. However, if other matters properly come before the annual meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

  Solicitation Expenses

We are not engaging any company for the purpose of proxy solicitation in conjunction with this Proxy Statement. We will bear the cost of the annual meeting and the cost of soliciting proxies, including the cost of mailing any proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses. In addition, we have retained Broadridge Financial Solutions, Inc., or Broadridge, to assist in the mailing, collection, and administration of the proxy.

The 2022 Annual Report to stockholders and the 2022 Form 10-K are not proxy soliciting materials.

  Voting Procedures; Quorum; Abstentions; Broker Voting

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld. Where a choice is specified as to the proposal, proxies will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy intend to vote:

∎	FOR election of the nominees listed herein as directors;

∎	FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers;

∎	FOR approval on a non-binding advisory basis of the option of every year as the frequency of future advisory votes on the compensation of named executive officers (“say-on-frequency”);

∎	FOR approval of the Trex Company, Inc. 2023 Stock Incentive Plan; and

∎	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year.

A majority of the outstanding shares of common stock entitled to vote on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting and any adjournment or postponement thereof. Abstentions and broker non-votes (which occur with respect to any proposal when a broker holds shares of a customer in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given) will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

6	TREX COMPANY, INC.	2023 PROXY STATEMENT

GENERAL INFORMATION

The following vote shall be required for approval of each matter:

Voting Matter	Standard Required
Proposal 1: Election of three directors.

Majority, which means nominees for the Board of Directors will be elected if more votes are cast in favor of a nominee then are cast against such nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors. As this proposal is considered a “non-routine” matter, brokers may vote their shares on the election of directors only if they have voting instructions from the beneficial owners of the shares.

In the event a nominee does not receive a majority of the votes cast on such nominee’s election, our Bylaws provide that the nominee must immediately submit a written offer of resignation to the Board. Within 60 days after the certification of the election results, the Nominating/Corporate Governance Committee will consider the director’s offer of resignation and recommend to the Board whether to accept the resignation or reject it. The Board will act on such recommendation within 90 days following receipt of the certification of the election results. If a director’s resignation is not accepted by the Board, then the director who tendered that resignation will continue to serve on the Board until the 2024 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her death, resignation or removal, if earlier.

Proposal 2: Non-binding advisory vote on executive compensation (“say-on-pay”);

Proposal 4: Approve the Trex Company Inc. 2023 Stock Incentive Plan; and

Proposal 5: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year.

Majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions from voting on these proposals will not be treated as votes cast on this matter, and therefore, will not have any effect on determining the outcome. Brokers may vote their shares on the say-on-pay proposal and the approval of the 2023 Stock Incentive Plan only if they have voting instructions from the beneficial owners of the shares, and in the case of ratification of the appointment of the Company’s independent registered public accounting firm, brokers may vote their shares on this proposal even if they have not received instructions (ratification of the appointment of the independent registered public accounting firm is considered a “routine” matter for which a broker may exercise discretionary voting power). With respect to Proposal 2 and Proposal 4, as these proposals are considered “non-routine” matters, broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome. With respect to Proposal 5, as this proposal is considered a “routine” matter, we do not expect any “broker non-votes” in connection therewith.

TREX COMPANY, INC.	2023 PROXY STATEMENT	7

GENERAL INFORMATION

Voting Matter	Standard Required
Proposal 3: Non-binding advisory vote on the frequency of future advisory votes on the compensation of named executive officers (“say-on-frequency”).	Majority. The option of one year, two years, or three years, that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Brokers may vote their shares on this proposal so long as they have voting instructions from the beneficial owners of the shares. With respect to Proposal 3, as this proposal is considered a “non-routine” matter, broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome.

8	TREX COMPANY, INC.	2023 PROXY STATEMENT

Security Ownership

The following table presents, as of March 8, 2023, information based upon the Company’s records and filings with the U.S. Securities and Exchange Commission (“SEC”) regarding beneficial ownership of its common stock by the following persons:

∎  each person known to the Company to be the beneficial owner of more than 5% of the common stock;

∎  each director and each nominee to the Board;

∎  each executive officer of the Company named in the Summary Compensation Table following the Compensation Discussion and Analysis section of this Proxy Statement; and

∎  all directors and executive officers of the Company as a group.

As of March 8, 2023, there were 108,795,012 shares of common stock outstanding.

The following information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership of a class of capital stock as of any date includes any shares of such class as to which a person, directly or indirectly, has or shares voting power or investment power as of such date and also any shares as to which a person has the right to acquire such voting or investment power as of or within 60 days after such date through the exercise of any stock option, stock appreciation right, warrant or other right, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all such persons may be deemed to be the beneficial owners of such securities.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%) (1)

BlackRock, Inc. (2) 55 East 52nd Street New York, New York 10055	12,386,582	11.3%

The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	10,175,044	9.27%

Wasatch Advisors LP(4) 505 Wakara Way Salt Lake City, UT 84108	6,151,337	5.6%

Adam D. Zambanini (5)	200,618	*

Bryan H. Fairbanks (6)	147,403	*

William R. Gupp (7)	144,439	*

Dennis C. Schemm (8)	34,905	*

James E. Cline (9)	77,347	*

Patricia B. Robinson (10)	65,220	*

Gerald Volas (11)	38,131	*

Michael F. Golden (12)	11,270	*

Jay M. Gratz (13)	25,763	*

Ronald W. Kaplan (14)	19,455	*

Kristine L. Juster (15)	7,787	*

Gena C. Lovett (16)	2,961	*

All directors and executive officers as a group (12 persons) (17)	775,299	*

*	Less than 1%.

(1)

The percentage of beneficial ownership as to any person as of March 8, 2023 is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after March 8, 2023, by the sum of the number of shares outstanding as of March 8, 2023 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after March 8, 2023.

TREX COMPANY, INC.	2023 PROXY STATEMENT	9

SECURITY OWNERSHIP

Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, the Company believes that the beneficial owners of the Company’s common stock listed in the table have sole voting and investment power with respect to the shares shown.

(2)

The information concerning BlackRock, Inc. is based on a Schedule 13G filed with the SEC on January 23, 2023, in which the reporting person reports that it has sole voting power with respect to 12,086,740 of the shares shown and sole dispositive power with respect to all of the shares shown.

(3)

The information concerning The Vanguard Group is based on a Schedule 13G filed with the SEC on February 9, 2023, in which the reporting person reports that it has shared voting power with respect to 48,753 of the shares shown, sole dispositive power with respect to 10,017,488 of the shares shown, and shared dispositive power with respect to 157,556 of the shares shown.

(4)

The information concerning Wasatch Advisors LP is based on a Schedule 13G filed with the SEC on February 8, 2023, in which the reporting person reports that it has sole voting power with respect to all of the shares shown, sole dispositive power with respect to all of the shares shown.

(5)

The shares of common stock shown as beneficially owned by Mr. Zambanini include 25,979 unvested restricted stock units and 19,961 stock appreciation rights he has the right to exercise as of or within 60 days after March 8, 2023 and exclude 9,887 stock appreciation rights that are not scheduled to vest as of or within 60 days after March 8, 2023.

(6)

The shares of common stock shown as beneficially owned by Mr. Fairbanks include 70,430 unvested restricted stock units and 22,510 stock appreciation rights he has the right to exercise as of or within 60 days after March 8, 2023, and exclude 26,918 stock appreciation rights that are not scheduled to vest as of or within 60 days after March 8, 2023.

(7)

The shares of common stock shown as beneficially owned by Mr. Gupp include 38,160 unvested restricted stock units and 27,604 stock appreciation rights he has the right to exercise as of or within 60 days after March 8, 2023, and exclude 6,241 stock appreciation rights that are not scheduled to vest as of or within 60 days after March 8, 2023.

(8)

The shares of common stock shown as beneficially owned by Mr. Schemm include 21,287 unvested restricted stock units and 5,890 stock appreciation rights he has the right to exercise as of or within 60 days after March 8, 2023, and exclude 8,114 stock appreciation rights that are not scheduled to vest as of or within 60 days after March 8, 2023.

(9)

The shares of common stock shown as beneficially owned by Mr. Cline include 1,976 unvested restricted stock units and 65,522 stock appreciation rights he has the right to exercise as of or within 60 days after March 8, 2023.

(10)	The shares of common stock shown as beneficially owned by Ms. Robinson include 1,976 unvested restricted stock units.

(11)

The shares of common stock shown as beneficially owned by Mr. Volas include 1,976 unvested restricted stock units and 11,752 stock appreciation rights he has the right to exercise as of or within 60 days after March 8, 2023.

(12)	The shares of common stock shown as beneficially owned by Mr. Golden include 1,976 unvested restricted stock units.

(13)	The shares of common stock shown as beneficially owned by Mr. Gratz include 1,976 unvested restricted stock units.

(14)	The shares of common stock shown as beneficially owned by Mr. Kaplan include 1,976 unvested restricted stock units.

(15)	The shares of common stock shown as beneficially owned by Ms. Juster include 2,956 unvested restricted stock units.

(16)	The shares of common stock shown as beneficially owned by Ms. Lovett include 1,976 unvested restricted stock units.

(17)

The shares of common stock shown as beneficially owned by all directors and named executive officers as a group include a total of 172,644 unvested restricted stock units and 153,239 stock appreciation rights they have the right to exercise as of or within 60 days after March 8, 2023, and exclude 51,160 stock appreciation rights that are not scheduled to vest as of or within 60 days after March 8, 2023.

10	TREX COMPANY, INC.	2023 PROXY STATEMENT

Election of Directors

(Proposal 1)

  Nominees for Election as Directors

The Company’s Restated Certificate of Incorporation, as amended, provides that the Board is to be divided into three classes of directors, with the classes to be as nearly equal in number as possible. The current terms of office of the three current classes of directors expire at this annual meeting, at the annual meeting of stockholders in 2024 and at the annual meeting of stockholders in 2025, respectively. Upon the expiration of the term of office of each class, the nominees for such class will be elected for a term of three years to succeed the directors whose terms of office expire.

In accordance with the recommendation of the Nominating/Corporate Governance Committee, Mr. Gratz, Mr. Kaplan, and Mr. Volas have been nominated by the Board for election to the class with a three-year term that will expire at the annual meeting of stockholders in 2026. These nominees are incumbent directors.

  Approval of Nominees

Approval of the nominees requires the affirmative vote of a majority of the votes cast in favor of such nominee at the annual meeting. The term “Majority” for purposes of election of directors means that a nominee receives more votes in favor of such nominee then are cast against such nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors. Brokers may vote their shares in favor of directors if they have voting instructions from the beneficial owners of the shares. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy FOR the election of each of the nominees. If any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy intend to vote for the election of such substitute nominee for director as the Board may recommend. It is not anticipated that any of the nominees will be unable or unwilling to serve as a director.

The Board unanimously recommends that the stockholders of the Company vote FOR the election of the nominees to serve as directors.

  Information About Nominees and Continuing Directors

Biographical information concerning each of the nominees and each of the directors continuing in office is presented below.

  Nominees for Election for Three-Year Terms

Director	Age	Director Since

Jay M. Gratz	70	2007

Ronald W. Kaplan	71	2008

Gerald Volas	68	2014

Jay M. Gratz is retired. Mr. Gratz served as a consultant and director of 10X Technologies, a high technology startup, between April 2017 and December 2018. He served as the Chief Financial Officer of VisTracks, Inc., an application enabling platform service provider, between March 2010 and January 2018, and a director of such company between April 2010 and January 2018. He was a partner in Tatum LLC, a national executive services and consulting firm that focuses on the needs of the Office of the CFO between February 2010 and March 2010. He was an independent consultant between October 2007 and February 2010. He served as Executive Vice President and Chief Financial Officer of Ryerson Inc., a metals processor and distributor, between 1999 and

TREX COMPANY, INC.	2023 PROXY STATEMENT	11

ELECTION OF DIRECTORS (PROPOSAL 1)

October 2007, and as President of Ryerson Coil Processing Division between November 2001 and October 2007. He served as Vice President and Chief Financial Officer of Inland Steel Industries, a steel company, between 1994 and 1998, and served in various other positions, including Vice President of Finance, within that company since 1975. Mr. Gratz is a Certified Public Accountant. He received a B.A. degree in economics from State University of New York in Buffalo and a M.B.A. degree from Northwestern University Kellogg Graduate School of Management.

Mr. Gratz was initially appointed to the Board in 2007, and renominated in 2008, 2011, 2014, 2017, 2020 and this year, because the Board felt it was important to have a member with extensive financial experience. He is a Certified Public Accountant, served as a chief financial officer of another respected public company, and has experience dealing with a wide range of financial matters that the Board feels is beneficial to the Company.

Ronald W. Kaplan retired as President and Chief Executive Officer of the Company on August 17, 2015 and remains the Vice Chairman. He served as Chairman between August 2015 and April 2020. He served as Chairman, President and Chief Executive Officer of the Company between May 2010 and August 2015, and as President and Chief Executive Officer of the Company between January 2008 and May 2010. He served as Chief Executive Officer of Continental Global Group, Inc., a manufacturer of bulk material handling systems, between February 2006 and December 2007. For 26 years prior to this, he was employed by Harsco Corporation, an international industrial services and products company, at which he served in a number of capacities, including as Senior Vice President-Operations, and, between 1994 and 2005, as President of Harsco’s Gas Technologies Group, which manufactures containment and control equipment for the global gas industry. He also serves on the Board of Directors of Caesarstone Sdot-Yam, Ltd., a company engaged in the manufacture and sale of engineered stone surfaces used for kitchen countertops, vanity tops and tiles. He received a B.A. degree in economics from Alfred University and a M.B.A. degree from the Wharton School of Business, University of Pennsylvania.

Mr. Kaplan was hired by the Company in January 2008 as its President and Chief Executive Officer. The Board believed that the Company at that time would greatly benefit from someone with prior professional experience as a chief executive officer of manufacturing companies, including experience leading companies through financial and operational “turnarounds”, which the Board felt was important experience for the Company at that time. He was initially appointed to the Board in 2008 because the Board believed that the Chief Executive Officer of the Company should serve on the Board, and renominated in 2011, 2014, 2017, 2020, and this year, because of his experience as Chief Executive Officer of the Company and prior experience as a chief executive officer of manufacturing companies. He has retired as the Company’s Chief Executive Officer but remains as Vice Chairman of the Board because the Board believes they can benefit from his experience with both the Company and in the industry in which the Company competes, and his experience in the Company’s finances, sales and marketing, and operations, including manufacturing and logistics.

Gerald Volas is retired. He served as Chief Executive Officer and a director of TopBuild Corp., a leading installer and distributor of insulation products, between June 2015 and December 2020. He was employed by Masco Corporation, one of the world’s leading manufacturers of brand-name products for the home improvement and new home construction industries, in various positions of increasing responsibility, between 1982 and June 2015. He served as a Group Executive responsible for almost all of Masco’s operating companies between February 2005 and June 2015. He served as President of Liberty Hardware, a Masco operating company, between April 2001 and February 2005, as a Group Controller supporting a variety of Masco operating companies between January 1996 and April 2001, and in progressive financial roles including Vice President/Controller at BrassCraft Manufacturing Company, a Masco operating company, between May 1982 to January 1996. He has served as a director of The Scotts Miracle-Gro Company, a lawn and garden products company, since August 2021. He is a Certified Public Accountant. He received a Bachelor of Business Administration degree from the University of Michigan.

Mr. Volas was initially appointed to the Board in March 2014, and renominated in 2017, 2020, and this year, because of his professional experience as an executive of a consumer products company, with additional specific experience in the home improvement and new home construction industry. In addition, the Board felt it was important to find a member with extensive financial experience. He is a Certified Public Accountant and has experience dealing with a wide range of financial matters that the Board feels is beneficial to the Company.

12	TREX COMPANY, INC.	2023 PROXY STATEMENT

ELECTION OF DIRECTORS (PROPOSAL 1)

  Directors Whose Terms Expire in 2024

Director	Age	Director Since

James E. Cline	71	2015

Gena C. Lovett	60	2021

Patricia B. Robinson	70	2000

James E. Cline is retired. He served as President and Chief Executive Officer of the Company between August 2015 and his retirement in April 2020, as Senior Vice President and Chief Financial Officer between August 2013 and August 2015, and as Vice President and Chief Financial Officer between March 2008 and July 2013. Between July 2005 and December 2007, he served as the President of Harsco GasServ, a division of Harsco Corporation and a manufacturer of containment and control equipment for the global gas industry. Between January 2008 and February 2008, in connection with the purchase of Harsco GasServ by Taylor-Wharton International LLC, which was owned by Windpoint Partners Company, he served as a consultant to the buyers by providing transition management and financial services. Between April 1994 and June 2005, he served as the Vice President and Controller of Harsco GasServ. He served in various capacities with Huffy Corporation between June 1976 and February 1994, including as the Director of Finance of its True Temper Hardware subsidiary, a manufacturer of lawn care and construction products. He has served as a director of Latham Group, Inc., a manufacturer of swimming pools, since March 2019. He received a B.S.B.A. degree in accounting from Bowling Green State University.

Mr. Cline was initially appointed to the Board in August 2015 upon his promotion to President and Chief Executive Officer, and renominated in 2016, 2018 and 2021 because the Board believed it was in the best interest of the Company that the Chief Executive Officer be a member of the Board, and because the Board felt it was important to have another member of the Board with significant expertise in this industry. In addition, he has in-depth knowledge and experience as the prior Chief Executive Officer of the Company, extensive knowledge of the industry in which the Company competes and prior experience as a chief executive officer of a manufacturing company.

Gena C. Lovett served as the Vice President, Manufacturing, Safety and Quality, Defense, Space and Security of The Boeing Company, a manufacturer of airplanes, between July 2015 and June 2019. She served as Global Chief Diversity Officer between January 2012 and June 2015, and as Director, Manufacturing, Forging between July 2007 and January 2012 of Alcoa Corporation, a manufacturer of aluminum. She served in numerous roles with Ford Motor Company, a manufacturer of cars and trucks, between April 1992 and June 2007, most recently as Plant Manager, New Model Programs. She has served as a director of AdvanSix, Inc., a leading integrated producer of nylon solutions, chemical intermediates, and plant nutrients, since September 2021, and as a director of QuantumScape Corporation, a developer of next generation battery technology for electric vehicles, since January 2022. She received a B.A. degree in Criminal Justice from The Ohio State University, a M.B.A. degree from Baker Center for Graduate Studies, and a M.S. degree in Organizational Leadership and a Ph.D. in Values-Driven Leadership from Benedictine University.

Dr. Lovett was appointed to the Board in March 2021, and renominated in 2021, because the Board believed it was important to find and include an additional member with experience in manufacturing and operations. As a company where manufacturing and operations are critical functions, the Board believes this is important experience to have on the Board.

Patricia B. Robinson is retired. Ms. Robinson was an independent consultant between 1998 and 2020. Ms. Robinson served in a variety of positions with Mead Corporation, a forest products company, between 1977 and 1998, including President of Mead School and Office Products, Vice President of Corporate Strategy and Planning, President of Gilbert Paper, Plant Manager of a specialty machinery facility and Product Manager for new packaging product introductions. Ms. Robinson received a B.A. degree in economics from Duke University and a M.B.A. degree from the Darden School at the University of Virginia.

Ms. Robinson was initially appointed to the Board in November 2000, and renominated in 2003, 2006, 2009, 2012, 2015, 2018, and 2021, due to her professional experience as a President of a consumer products company

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ELECTION OF DIRECTORS (PROPOSAL 1)

and her experience with strategic planning and new product introductions. As a consumer products company that continues to innovate with new products, the Board believes this is important experience to have on the Board.

  Directors Whose Terms Expire in 2025

Director	Age	Director Since

Bryan H. Fairbanks	53	2020

Michael F. Golden	68	2013

Kristine L. Juster	59	2019

Bryan H. Fairbanks has served as President and Chief Executive Officer of the Company since April 2020. He previously served as Executive Vice President and Chief Financial Officer of the Company between July 2018 and April 2020, and as Vice President and Chief Financial Officer of the Company between August 2015 and July 2018. Between March 2006 and August 2015, he served as Senior Director, Supply Chain, and between September 2012 and August 2015, he concurrently served as Executive Director, International Business Development, with the Company. He served as Director, Financial Planning and Analysis of the Company between May 2004 and March 2006. He served in numerous senior finance roles with the Ford Motor Company, a manufacturer of cars and trucks, between August 1994 and May 2004. He received a B.S. degree in accounting from the University of Dayton and a M.B.A. degree from the University of Pittsburgh.

Mr. Fairbanks was appointed to the Board in April 2020 upon his promotion to President and Chief Executive Officer, renominated in 2021, and 2022, because the Board believes it is in the best interest of the Company that the Chief Executive Officer be a member of the Board, he has significant experience in finance, and because the Board determined it was important to have another member of the Board with expertise in this industry.

Michael F. Golden is retired. He served as President and Chief Executive Officer of Smith & Wesson Brands, Inc., a manufacturer of firearms and firearms-related products and accessories, between December 2004 and September 2011, and currently serves as a director of such company. He was employed in various executive positions with the Kohler Company, which manufactures kitchen and bath plumbing fixtures, furniture, tile, engines, and generators, and operates resorts, between February 2002 and December 2004, with his last position being the President of its Cabinetry Division. He was the President of Sales for the Industrial/Construction Group of the Stanley Works Company, which manufactures tools and hardware, between 1999 and 2002; Vice President of Sales for Kohler’s North American Plumbing Group between 1996 and 1998; and Vice President, Sales and Marketing for a division of The Black & Decker Corporation, which manufactures tools and hardware, where he was employed between 1981 and 1996. Between October 2012 and April 2021, he served on the Board of Directors of Quest Resources Holding Corporation, a company that provides management programs to reuse, recycle, and dispose of various waste streams and recyclables in the United States. He received a B.S. degree in Marketing from Pennsylvania State University and a M.B.A. degree from Emory University.

Mr. Golden was initially appointed by the Board in February 2013, and renominated in 2016, 2019, and 2022 because the Board felt it was important to find and include an additional member with experience as a chief executive officer and experience in growing branded consumer products companies.

Kristine L. Juster has served as Chief Executive Officer of Kimball International, a leading manufacturer of furnishings sold through a family of brands including Kimball, National, Kimball Hospitality, David Edward and D’style by Kimball Hospitality, since November 2018, and a director of such company since April 2016. Prior to joining Kimball International, Ms. Juster was employed by Newell Brands, Inc., in various positions of increasing responsibility, since 1995. During her tenure at Newell Brands, she held the role of President of the Home Décor Segment with the brands, Levelor and Kirsh; the Culinary Lifestyle Segment with the brand Calphalon; and the Global Writing Segment with brands such as Sharpie and Expo. She received a Bachelor of Applied Science degree, Hotel and Restaurant Management from Cornell University.

Ms. Juster was initially appointed to the Board in October 2019, and renominated in 2020, and 2022 because of her professional experience as an executive of consumer products companies with strong brands. As a company with a strong consumer brand, the Board believes this is important experience to have on the Board.

14	TREX COMPANY, INC.	2023 PROXY STATEMENT

Corporate Governance

  Board of Directors

The Board currently consists of nine directors. Richard E. Posey retired from the Board of Directors effective May 5, 2022, after 16 years of service to the Company.

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. During the Company’s 2022 fiscal year, the Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held six meetings, and the Nominating/Corporate Governance Committee held five meetings. During 2022, each director attended at least 75% of the aggregate of the total number of meetings of the Board and of each committee of the Board on which such director served.

It is the Company’s policy that all directors should attend annual meetings of the Company’s stockholders. One director was not able to attend the annual meeting in May 2022 due to illness. All of the other directors attended the annual meeting in May 2022.

The Board does not have a strict retirement age for directors. However, the Board does believe that once a director attains a certain age, the Board should carefully consider whether such director’s continued service on the Board is in the best interests of the Company. The Company’s Corporate Governance Principles provide that at the adjournment of each annual meeting of stockholders, any director who is then age 75 or older shall tender his or her resignation to the Board, at which time the Board may elect to either accept such resignation or request that such director continue to serve on the Board.

  Board Leadership Structure

Board Leadership Structure.    Our Board is currently led by a non-executive Chairman, Mr. Cline, who retired as the Company’s President and Chief Executive Officer on April 28, 2020, and a non-executive Vice Chairman, Mr. Kaplan, who retired as the Company’s President and Chief Executive Officer on August 17, 2015. Our Board determined that retaining Mr. Cline as Chairman and Mr. Kaplan as Vice Chairman was in the best interests of the Company because it allows the Company to benefit from Mr. Cline’s and Mr. Kaplan’s significant experience and accumulated expertise in the Company’s industry and the Company’s internal policies, practices and procedures to effectively and expertly guide the Board. Mr. Cline’s and Mr. Kaplan’s familiarity with the Company’s executives reinforces that the Board and executives will operate with continuity and common purpose. The Board determined that having Mr. Cline as Chairman and Mr. Kaplan as Vice Chairman will allow Mr. Fairbanks, the Company’s President and Chief Executive Officer, to focus on executing the Company’s strategy and manage operations and performance. The Board is further comprised of a Lead Independent Director, an independent Audit Committee Chairman, an independent Compensation Committee Chairman, and an independent Nominating/ Corporate Governance Committee Chairman. These independent positions align with the Company’s corporate governance policies and practices and assure adequate independence of the Board.

Mr. Golden currently serves as Lead Independent Director since May 6, 2022. Mr. Posey was Lead Independent Director from May 6, 2021 until May 5, 2022. Mr. Golden is an experienced former chief executive officer. (For additional information regarding Mr. Golden’s professional experience, please see “Election of Directors (Proposal 1”).” Pursuant to the Company’s Corporate Governance Principles, the responsibilities of the Lead Independent Director include: presiding at executive sessions of the independent directors; presiding at Board meetings in the absence of the Chairman and Vice Chairman; making recommendations and consulting with management with regard to Board meeting agendas, materials and schedules; and serving as a liaison between the independent directors and members of senior management.

Director Independence. The Board has affirmatively determined that all of the current directors, other than Mr. Cline, who is the Company’s current Chairman, and Mr. Fairbanks, who is the Company’s current President and Chief Executive Officer, are “independent” of the Company within the independence guidelines governing companies listed on the New York Stock Exchange (“NYSE”). For a director to be “independent” under the NYSE

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CORPORATE GOVERNANCE

guidelines, the Board must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

The Board has adopted the following categorical standards of independence to assist it in determining whether a director has a material relationship with the Company. The following relationships between a director and the Company will not be considered material relationships that would preclude a finding by the Board that the director is independent under the NYSE guidelines:

∎  employment of the director or the director’s immediate family member by another company that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; and

∎  a relationship of the director or the director’s immediate family member with a charitable organization, as an executive officer, board member, trustee or otherwise, to which the Company or any of its subsidiaries has made charitable contributions of not more than $50,000 annually in any of the last three years.

Furthermore, the Board has also determined, consistent with NYSE guidelines, a director is not independent if:

∎  The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.

∎  The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

∎  The director is a current partner or employee of a firm that is the Company’s internal audit firm or independent registered public accounting firm; the director has an immediate family member who is a current partner of such a firm; the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s internal or external audit; or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s internal or external audit within that time.

∎  The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

∎  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000, or 2% of such other company’s consolidated gross revenues.

Consistent with the NYSE guidelines, the Company’s corporate governance principles require the Company’s non-management directors to meet at least once each quarter without management present and, if the group of non-management directors includes any director who is not independent under NYSE guidelines, to meet at least once each year with only the independent directors present. The Company’s non-management directors, all of whom are independent under NYSE guidelines other than Mr. Cline, held five executive sessions in 2022. The independent directors held one executive session in 2022. Mr. Cline, as Chairman, acted as presiding director for each such executive session of non-management directors, and Mr. Golden, as Lead Independent Director, acted as presiding director for the executive session of independent directors.

16	TREX COMPANY, INC.	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

  Board Committees

Our Board has three standing committees:

∎  Audit Committee, chaired by Mr. Volas;

∎  Compensation Committee, chaired by Mr. Gratz; and

∎  Nominating/Corporate Governance Committee, chaired by Ms. Robinson.

Each of these committees plays an important role in the governance and leadership of our Board and each is chaired by an independent director with significant business experience.

Audit Committee.    During 2022, the Audit Committee of the Board was composed of five non-employee directors, from January 1, 2022 through May 5, 2022, and four non-employee directors, since May 6, 2022, all of whom meet the independence and expertise requirements of the NYSE listing standards: Mr. Gratz who was the Chairman from January 1, 2022 through May 5, 2022 and a member since May 6, 2022, Mr. Volas, who was a member from January 1, 2022 through May 5, 2022 and the Chairman since May 6, 2022, Mr. Posey from January 1, 2022 through May 5, 2022, Ms. Lovett, and Ms. Robinson. Pursuant to SEC rules, the Board has determined that Mr. Gratz and Mr. Volas are “audit committee financial experts,” as such term is defined for purposes of Item 407 of Regulation S-K promulgated by the SEC, and are independent of management. The Audit Committee held four meetings during 2022.

The Audit Committee operates under a written charter that is reviewed annually. The Audit Committee is responsible, among its other duties, for engaging, overseeing, evaluating and replacing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the internal audit function, reviewing the adequacy of the Company’s system of internal controls over financial reporting and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, reviewing the efficacy of the Company’s information security and technology risks (including cybersecurity) and related policies and procedures, which include receiving quarterly reports from our Senior Vice President and Chief Financial Officer (“CFO”) who is tasked with monitoring cybersecurity risks, and exercising oversight with respect to the Company’s Code of Conduct and Ethics and other policies and procedures regarding adherence with legal requirements. The Audit Committee has the authority to retain and terminate any third-party consultants and to obtain advice and assistance from internal and external legal, accounting and other advisers. The Audit Committee is authorized to delegate its authority to subcommittees as determined to be necessary or advisable. A current version of the Audit Committee charter is available on the Company’s website at www.trex.com/our-company/corporate-governance/committees-charters/.

Compensation Committee.    During 2022, the Compensation Committee of the Board was composed of four non-employee directors who meet the independence requirements of the NYSE listing standards: Mr. Gratz, who was a member from January 1, 2022 through May 5, 2022 and has been Chairman since May 6, 2022, Mr. Golden who was Chairman from January 1, 2022 through May 5, 2022, Ms. Juster and Mr. Volas. The Compensation Committee held six meetings during 2022.

The Compensation Committee operates under a written charter that is reviewed annually. Pursuant to its charter, the principal functions of the Compensation Committee are to review, determine and approve the compensation and benefits of the Company’s President and Chief Executive Officer (“CEO”) and the other executive officers named in the Summary Compensation Table following the Compensation Discussion and Analysis section of this Proxy Statement, or “named executive officers,” as well as other officers, and to administer the Company’s employee benefit programs, including its Amended and Restated 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”), Amended and Restated 1999 Employee Stock Purchase Plan (“1999 Employee Stock Purchase Plan”), annual cash incentive plan, and other incentive compensation plans, benefit plans and equity-based plans.

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CORPORATE GOVERNANCE

The Compensation Committee has the authority to retain and terminate any third-party compensation consultant and to obtain advice and assistance from internal and external legal, accounting and other advisers. (See the Compensation Discussion and Analysis section of this Proxy Statement for information regarding the practices of the Compensation Committee, including the role of the officers and the Compensation Committee’s compensation consultant in determining or recommending the amount and form of compensation paid to the named executive officers.) The Compensation Committee is authorized to delegate its authority to subcommittees as determined to be necessary or advisable. A current version of the Compensation Committee charter is available on the Company’s website at www.trex.com/our-company/corporate-governance/committees-charters/.

Nominating/Corporate Governance Committee.    During 2022, the Nominating/Corporate Governance Committee was composed of five non-employee directors, from January 1, 2022 through May 5, 2022, and four non-employee directors, since May 6, 2022, all of whom meet the independence and expertise requirements of the NYSE listing standards: Ms. Robinson who is currently Chairwoman, Mr. Golden, Ms. Juster, Ms. Lovett, and Mr. Posey from January 1, 2022 through May 5, 2022. The Nominating/Corporate Governance Committee held five meetings during 2022.

The Nominating/Corporate Governance Committee operates under a written charter that is reviewed annually. The Nominating/Corporate Governance Committee is responsible for recommending candidates for election to the Board and for making recommendations to the Board regarding corporate governance matters, including Board size and membership qualifications, Board committees, corporate organization, and non-employee director compensation, and for succession planning for officers and key executives, performance evaluations of the CEO and other officers, programs for training and development of executive-level employees, and stockholder proposals regarding these matters. Also, the Nominating/Corporate Governance Committee oversees the Company’s environmental, social and governance (ESG) matters that are significant to the Company and periodically reviews the Company’s ESG strategy, initiatives and polices and receives updates from management on significant ESG activities.

The Nominating/Corporate Governance Committee has the authority to retain and terminate any search firm engaged to identify director candidates, and to obtain advice and assistance from outside counsel and any other advisors, as it deems appropriate in its sole discretion. The Nominating/Corporate Governance Committee is authorized to delegate its authority to subcommittees as determined to be necessary or advisable. A current version of the Nominating/Corporate Governance Committee charter is available on the Company’s website at www.trex.com/our-company/corporate-governance/committees-charters/.

  Board Risk Oversight

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. While the CEO and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure best facilitates its oversight of risk by combining independent leadership, through an independent Lead Independent Director, independent board committees, and majority independent board composition, with an experienced Chairman and Vice Chairman and an experienced CEO who each have extensive knowledge of our business, history, and the complex challenges we face. The CEO’s in-depth understanding of these matters and involvement in the day-to-day management of the Company uniquely positions him to promptly identify and raise key business risks to the Board, call special meetings of the Board when necessary to address critical issues, and focus the Board’s attention on areas of concern. The Chairman, Vice Chairman, Lead Independent Director, independent committee chairs and other directors also are experienced executives who can and do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the Chairman, Vice Chairman, Lead Independent Director, independent board committees, independent board members, and the CEO, which enhances risk oversight.

18	TREX COMPANY, INC.	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

The Board exercises its oversight responsibility for risk both directly and through its three standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through regular attendance at all committee meetings by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as needed. On at least an annual basis, the Board conducts a review of our long-term strategic plans and members of senior management report on our top risks and the steps management has taken or will take to mitigate these risks. At each quarterly meeting, or more often as necessary, our CEO provides written and/or oral reports to the Board on the critical issues we face, and each officer reports on recent developments in their respective operating area. These reports include a discussion of business risks as well as a discussion regarding enterprise risk. In addition, at each quarterly meeting, or more often as necessary, the Senior Vice President, Chief Legal Officer and Secretary (“CLO”) as well as the Vice President, General Counsel and Assistant Secretary (“GC”) update the Board on material legal and regulatory matters.

The Audit Committee is responsible for reviewing the framework by which management discusses our risk profile and risk exposures with the full Board and its committees. The Audit Committee meets regularly with our CFO, independent registered public accounting firm, internal auditor, CLO, GC, and other members of senior management to discuss our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, and key operational risks. The Audit Committee meets regularly in separate executive sessions with the independent registered public accounting firm and internal auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices and ensuring executive compensation is aligned with performance. The Compensation Committee is also charged with monitoring our incentive and equity-based compensation plans, including employee benefit plans, reviewing and retaining compensation advisers, and considering the results of the non-binding advisory say-on-pay vote and determine what adjustments, if any, are necessary or appropriate for the Company to make to its compensation policies and practices in light of the results of such vote. The Compensation Committee meets regularly with the CLO and the GC and other executive officers as well as in separate sessions with the Company’s external compensation consultant to facilitate a full and candid discussion of executive performance and compensation.

The Nominating/ Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, Board compensation, director independence, our corporate governance profile and ratings and ESG-related strategies, initiatives and policies. The Committee also is actively engaged in overseeing risks associated with succession planning for the Board and management.

  Environmental, Social and Governance Matters

The Board of Directors, its committees and the Company’s management recognize the importance of environmental, social and governance (“ESG”) matters and how they impact our stakeholders. During 2022, the Company continued its focus on several ESG initiatives that matter to our customers, employees, communities, stockholders and the environment. We believe appropriately responding to ESG issues is an important component of corporate social responsibility and comprehensive fiscal management. Considering the continued importance surrounding ESG matters, the Company is active in establishing and improving programs, practices and policies to maximize the benefit to the Company, our stockholders, employees, customers and the communities we impact. We believe that strong ESG programs and practices are critical to attracting the best talent, executing on our strategies, maintaining a robust supplier and channel partner base, and innovating to meet our consumers’ evolving expectations.

The Company’s policies, practices and programs include engagement with external stakeholders to learn about their priorities and get their feedback; coordination of relevant company projects and initiatives; and alignment with the Company’s strategies and implementation.

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CORPORATE GOVERNANCE

Further, the Board and its committees review and discuss with management matters related to human capital management, including the Company’s commitments and progress on diversity, equity and inclusion, employee engagement, compensation and benefits, business conduct and compliance, and executive succession planning.

We are committed to conducting operations and activities in a manner that provides and maintains safe and healthy working conditions, protects the environment, and conserves natural resources. It is our policy that no employee shall engage in any conduct that violates any environmental, health or safety law or is otherwise inconsistent with the health and safety needs of our employees and the environmental needs of our communities. We are also committed to the continual improvement of our environmental management systems, our environmental, health and safety programs, and to the prevention of pollution.

On June 23, 2022 the Company published its third annual ESG Report that highlighted several achievements including:

∎	Investing to reduce environmental impact and advance sustainability.

∎	Prioritizing employee safety and career growth.

∎	Nurturing a diverse, equitable and inclusive workforce.

∎	Conducting business responsibly through strong governance and ethics.

∎	Adding value to the communities where Trex operates.

The Company is committed to continuing its ESG commitment and will continue its communications with customers, employees, communities and stockholders regarding its ESG initiatives in the upcoming 2022 ESG Report. A copy of the Company’s current ESG report is available on the Company’s website at www.trex.com/why-trex/esg.

In connection with the Company’s ESG efforts, in addition to our Code of Conduct and Ethics, the Company has adopted a Human Rights Policy, a Vendor and Customer Code of Conduct and Ethics, an Environmental Policy and an Occupational Health and Safety Policy. A current version of each of these policies is available on the Company’s website at www.trex.com/our-company/.

  Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during 2022. There are no interlock relationships as defined in the applicable SEC rules.

  Director Nominations Policy

The Board has adopted a director nominations policy (the “nominations policy”). The purpose of the nominations policy is to set forth the process by which candidates for directors are selected. The nominations policy is administered by the Nominating/Corporate Governance Committee of the Board.

The Board does not currently prescribe any minimum qualifications for director candidates. Consistent with the criteria for the selection of directors approved by the Board, the Nominating/Corporate Governance Committee will take into account the Company’s current needs and the qualities needed for Board service, including experience and achievement in business, finance, technology or other areas relevant to the Company’s activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; independence under SEC and NYSE rules; service on other boards of directors; sufficient time to devote to Board matters; ability to work effectively and collegially with other Board members; and diversity. In considering the diversity of candidates, the Committee considers an individual’s background, viewpoints, professional experience, education and skill, race, ethnicity, gender, age and/or national origin. In the case of incumbent directors whose terms of office are set to expire, the Nominating/Corporate Governance Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term.

20	TREX COMPANY, INC.	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating/Corporate Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates.

The Nominating/Corporate Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, and the Company’s advisers. The Nominating/Corporate Governance Committee has used in the past, and may use in the future, the services of an executive search firm to help identify candidates for directors who meet the qualifications outlined above. The search firm screens the candidates, conducts reference checks, prepares a biography of each candidate for committee review and assists in arranging interviews.

The Committee will also consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the Nominating/Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by the Secretary of the Company no later than 120 days before the anniversary of the previous year’s annual meeting of stockholders. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications, and must be mailed to Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary.

The nominations policy is intended to provide a flexible set of guidelines for the effective functioning of the Company’s director nominations process. The Nominating/Corporate Governance Committee intends to review the nominations policy as it considers advisable and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating/Corporate Governance Committee may amend the nominations policy at any time.

The Company’s bylaws provide that any stockholder wishing to nominate persons for election as directors at an annual meeting must deliver to the Secretary of the Company at the Company’s principal office in Winchester, Virginia a written notice of the stockholder’s intention to make such a nomination. The stockholder generally is required to furnish the notice no earlier than 120 days and no later than 90 days before the first anniversary of the preceding year’s annual meeting. The notice must contain the information required by the bylaws.

Communications with the Board of Directors; Reporting Questionable Accounting, Internal Accounting Controls and Auditing Matters

The Board welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Security holders and other interested parties may communicate any concerns they may have about the Company directly and confidentially to either the full Board or the non-management directors as a group, or an individual director, by writing to: “Board of Directors” or “Non-Management Directors” or Name of Individual Director, Trex Company, Inc., 160 Exeter Drive, Winchester, VA 22603-8605, Attention: Secretary, or by calling the Company’s Governance Hotline (800-719-4916). An independent third-party vendor maintains the Governance Hotline, which is available 24 hours a day, 365 days a year. A caller wishing to be identified may indicate his or her name in the message. All calls are forwarded to the CLO, GC and CFO. The Secretary then reviews and forwards all communications to the Board member or members that the caller designates, except for those communications that are outside the scope of Board matters or duplicative of other communications previously forwarded to the intended recipients. The Secretary will retain copies of all communications and maintain a record of whether the communications were forwarded and, if not, the reason why not.

Any individual, whether an employee or third party, may report to the Audit Committee any information relating to questionable accounting, internal accounting controls and auditing matters by writing to Trex Company, Inc., Audit Committee Chairman, c/o Woods Rogers PLC, 901 East Byrd Street, Suite 1550, Richmond, VA 23219, or by calling the Company’s Governance Hotline. As stated above, an independent third-party vendor maintains the Governance Hotline. A caller wishing to be identified may indicate his or her name in the message. All calls are forwarded to the Chairman of the Audit Committee. If anyone wants to submit relevant records, they should be mailed to the above address.

TREX COMPANY, INC.	2023 PROXY STATEMENT	21

CORPORATE GOVERNANCE

  Shareholder Engagement

We proactively engage with shareholders and other stakeholders throughout the year to learn their perspectives on significant issues, including company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance (ESG) topics. This engagement helps us better understand shareholder priorities and perspectives, gives us an opportunity to elaborate upon our initiatives and practices, and fosters constructive dialogue. We take feedback and insights from our engagement with shareholders and other stakeholders into consideration as we review and evolve our practices and disclosures, and further share them with our Board as appropriate.

  Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than 10% of the Company’s common stock to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The reporting persons are required by rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Section 16(a) reports furnished to the Company for fiscal 2022 or written representations that no other reports were required, the Company believes that the foregoing reporting persons complied with all filing requirements for fiscal 2022.

Availability of Code of Conduct and Ethics, Bylaws, Corporate Governance Principles, and Committee Charters

We have adopted a Code of Conduct and Ethics, which is applicable to all of our directors, officers and employees, including our CEO and CFO. We make available on our web site, at https://www.trex.com/our-company/corporate-governance/, and in print, to any stockholder who requests them, copies of our Code of Conduct and Ethics, our Bylaws, our Corporate Governance Principles and the Charters of each standing committee of our Board. Requests for copies of these documents should be directed to Secretary, Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605. To the extent required by SEC rules, we intend to disclose any amendments to our Code of Conduct and Ethics, and any waiver of a provision of the code with respect to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our web site referred to above within four business days following any such amendment or waiver, or within any other period that may be required under SEC rules from time to time.

22	TREX COMPANY, INC.	2023 PROXY STATEMENT

Non-Employee Director Compensation

Non-employee directors of the Company receive cash and stock-based compensation under the Trex Company, Inc. Amended and Restated 1999 Incentive Plan for Outside Directors (“Outside Director Plan”). The Outside Director Plan is administered by the Nominating/Corporate Governance Committee of the Board. The Outside Director Plan provides that all equity grants issued under such Plan are issued pursuant to the 2014 Stock Incentive Plan, which was approved by stockholders at the Company’s 2014 annual meeting.

The Nominating/Corporate Governance Committee is responsible for making recommendations to the Board regarding non-employee director compensation. In accordance with this authority, the Nominating/Corporate Governance Committee utilizes the Compensation Committee’s independent compensation consultant, Korn/Ferry International (“KF”), to advise the Nominating/Corporate Governance Committee on matters related to director compensation.

The Company’s director compensation program was reviewed by KF in February 2021 and February 2022 relative to the Company’s peer group. The Company’s peer group is reviewed by KF prior to each compensation review, and in July 2020, KF provided the Nominating/Corporate Governance Committee (with respect to director compensation) and the Compensation Committee (with respect to officer compensation) a set of considerations for change, including proposed additions and deletions to the peer group. (See discussion in Compensation Discussion and Analysis under the “How Do We Determine Executive Pay?” for further discussion on the changes to the Company’s peer group.)

The peer group approved by the Nominating/Corporate Governance Committee, and utilized by KF for the director compensation study, is as follows:

AAON, Inc.	Lennox International Inc.
A. O. Smith Corporation	Martin Marietta Materials, Inc.
Allegion PLC	Peloton Interactive, Inc.
Armstrong World Industries, Inc.	RH
Cavco Industries, Inc.	Simpson Manufacturing, Inc.
Cognex Corporation	The Azek Company Inc.
Eagle Materials, Inc.	Vulcan Materials Company
Floor & Decor Holdings, Inc.	Yeti Holdings, Inc.
Helen of Troy LTD

The KF review indicated that the non-employee directors’ total annual compensation (consisting of cash and equity-based compensation) in February 2021 was approximately 82% of the median of the peer group (assuming a hypothetical director serves as a member of the Audit Committee and the Compensation Committee). The Nominating/Corporate Governance Committee, desiring that non-employee directors’ total annual compensation more closely align with the peer group, recommended to the Board, and the Board approved on February 17, 2021 and February 23, 2022, increases in total annual compensation. For the hypothetical director referred to above, the total annual compensation was increased from $203,750 to $222,500, which equated to approximately 100% of the median of the peer group.

The elements of the non-employee director compensation package under the Outside Director Plan, as modified effective February 23, 2022, are as follows:

∎  Upon initial appointment to the Board, non-employee directors receive awards of options, stock appreciation rights (“SARs”), restricted shares, restricted stock units or any combination thereof (as determined by the Nominating/Corporate Governance Committee) valued at $55,000.

∎  For service on the Board, each non-employee director receives an annual fee of $82,500, and an annual award of options, SARs, restricted shares, restricted stock units or any combination thereof (as determined by the Nominating/Corporate Governance Committee) valued at $120,000.

∎  Any non-employee director who serves as Chairman of the Board will receive an additional $85,000 annually, as Vice Chairman of the Board will receive an additional $55,000 annually, and as Lead Independent Director will receive an additional $25,000 annually.

TREX COMPANY, INC.	2023 PROXY STATEMENT	23

NON-EMPLOYEE DIRECTOR COMPENSATION

∎  The chairman of each committee receives an annual committee fee of $20,000, and each member of a committee other than the chairman receives an annual committee fee of $10,000.

∎  The annual director fee and the annual committee fees are paid in four equal quarterly installments in arrears on the first business day following each quarter of the fiscal year in which the eligible director completes board or committee service. Such fees are paid in the form of cash, provided that a director may elect to receive all or any portion of such fees in the form of a grant of options, SARs, restricted shares, restricted stock units or any combination thereof (as determined by the Nominating/Corporate Governance Committee). The fiscal year of the Outside Director Plan is July 1 through June 30.

∎  The annual grants of equity are made in arrears on the date of the first regularly scheduled Board meeting after June 30 of each year.

∎  All grants of restricted shares or restricted stock units vest one year after grant provided that the grants will immediately vest in the event of death, disability, retirement, or termination in connection with a change in control. All grants of SARs or stock options vest immediately upon grant and have a term of ten years (provided that the term is extended for one year if the director dies during the tenth year of the SAR or stock option term). Upon the termination of a non-employee director’s service for any reason (other than for cause), the director will have the right, at any time within five years after the date of termination of service and before the termination of the SAR or stock option, to exercise any SAR or stock option held by the director on the service termination date.

∎  All fees described above paid in arrears are pro-rated for any partial periods served.

The Nominating/Corporate Governance Committee has elected to use restricted stock units as the form of equity described above.

The Outside Director Plan is designed to deliver compensation approximately 46% in cash and 54% in equity (assuming a director does not elect to receive additional equity in lieu of cash, as described above), with the objective of appropriately balancing the pay of non-employee directors for their service while linking their compensation closely to returns to stockholders through the potential for enhanced value from future stock price appreciation. Directors are also reimbursed for actual travel expenses.

The Company does not provide pensions, medical benefits or other benefit programs to non-employee directors.

In 2013, the Board adopted Stock Ownership Guidelines applicable to non-employee directors, pursuant to which each non-employee director is required to own and hold, as a minimum, that number of shares of the Company’s common stock having a market value of at least 3 times the director’s annual cash retainer. For purposes of the guidelines, common stock includes shares of common stock no matter how acquired (i.e., vesting of restricted shares or restricted stock units, or purchased on the open market), and unvested restricted shares and restricted stock units. Directors have 5 years from the adoption of the guidelines or 5 years from becoming a director, whichever occurs later, to comply with the ownership requirements. Other than Ms. Lovett who joined the Board on March 8, 2021, each director meets the current minimum requirements.

In 2013, the Board also adopted, on a voluntary basis and in advance of final Dodd-Frank Act hedging rules, an Anti-Hedging and Anti-Pledging Policy that applies to non-employee directors. This policy prohibits our directors from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of Company equity (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds), or pledging, hypothecating, or otherwise encumbering Company equity as collateral for indebtedness.

(See discussion in Compensation Discussion and Analysis under the “Stock Ownership Guidelines” and “Anti-Hedging and Anti-Pledging Policy” sections under “Additional Information on Our Program” for discussion of the Stock Ownership Guidelines and Anti-Hedging and Anti-Pledging Policy as applicable to our named executive officers.)

24	TREX COMPANY, INC.	2023 PROXY STATEMENT

2022 Non-Employee Director Compensation

The table below shows compensation paid to the non-employee directors for their service in 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	SAR Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

James C. Cline (2)	166,212	120,000	—	—	—	—	286,212

Michael F. Golden (3)	121,018	120,000	—	—	—	—	241,018

Jay M. Gratz (4)	111,212	120,000	—	—	—	—	231,212

Kristine L. Juster (5)	50,724	170,607	—	—	—	—	221,331

Ronald W. Kaplan (6)	136,212	120,000	—	—	—	—	256,212

Gena C. Lovett (7)	101,212	120,000	—	—	—	—	221,212

Richard E. Posey (8)	21,429	123,021	—	—	—	—	144,450

Patricia B. Robinson (9)	111,212	120,000	—	—	—	—	231,212

Gerald Volas (10)	107,750	120,000	—	—	—	—	227,750

(1)

Amounts represent the grant date fair value of restricted stock units granted in 2022 determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14, Stock-based Compensation, to the Company’s audited Consolidated Financial Statements in the 2022 Form 10-K, as filed with the SEC.

(2)	Mr. Cline has served as a non-executive Chairman since his retirement on April 28, 2020. Mr. Cline did not elect to receive any of his cash compensation in the form of equity.

(3)

Mr. Golden served as the Chairman of the Compensation Committee from January 1, 2022 until May 5, 2022, as a member of the Compensation Committee since May 6, 2022 and as a member of the Nominating/Corporate Governance Committee during 2022. Mr. Golden has served as Lead Independent Director since May 6, 2022. Mr. Golden did not elect to receive any of his cash compensation in the form of equity.

(4)

Mr. Gratz served as chairman of the Audit Committee and as a member of the Compensation Committee from January 1, 2022 until May 5, 2022, and as chairman of the Compensation Committee and as a member of the Audit Committee since May 6, 2022. Mr. Gratz did not elect to receive any of his cash compensation in the form of equity.

(5)

Ms. Juster served as a member of the Compensation Committee and the Nominating/Corporate Governance Committee during 2022. Ms. Juster elected to receive $50,607 of her cash compensation in the form of restricted stock units.

(6)	Mr. Kaplan served as a non-executive Vice Chairman during 2022. Mr. Kaplan did not elect to receive any of his cash compensation in the form of equity.

(7)

Ms. Lovett served as a member of the Audit Committee and the Nominating/Corporate Governance Committee during 2022. Ms. Lovett did not elect to receive any of her cash compensation in the form of equity.

(8)

Mr. Posey retired from the Board of Directors effective May 5, 2022. He served as a member of the Audit Committee and the Nominating/Corporate Governance Committee and as Lead Independent Director from January 1, 2022 through May 5, 2022. Mr. Posey elected to receive $21,429 of his cash compensation in the form of restricted stock units.

(9)

Ms. Robinson served as chairwoman of the Nominating/Corporate Governance Committee and as a member of the Audit Committee during 2022. Ms. Robinson did not elect to receive any of her cash compensation in the form of equity.

(10)

Mr. Volas served as a member for the Audit Committee from January 1, 2022 until May 5, 2022, as chairman of the Audit Committee since May 6, 2022 and as a member of the Compensation Committee during 2022. Mr. Volas did not elect to receive any of his cash compensation in the form of equity.

TREX COMPANY, INC.	2023 PROXY STATEMENT	25

2022 Non-Employee Director Equity Awards

Name	Grant Date	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock or Units ($) (1)

James C. Cline	7/27/2022 (2)	—	—	—	1,976	120,000

Michael F. Golden	7/27/2022 (2)	—	—	—	1,976	120,000

Jay M. Gratz	7/27/2022 (2)	—	—	—	1,976	120,000

Kristine L. Juster	1/3/2022 (3)	—	—	—	89	11,719

	4/1/2022 (3)	—	—	—	184	12,168

	7/1/2022 (3)	—	—	—	227	12,813

	7/27/2022 (2)	—	—	—	1,976	120,000

	10/3/2022 (3)	—	—	—	276	12,813

Ronald W. Kaplan	7/27/2022 (2)	—	—	—	1,976	120,000

Gena C. Lovett	7/27/2022 (2)	—	—	—	1,976	120,000

Richard E. Posey(4)	1/3/2022 (3)	—	—	—	112	14,844

	4/1/2022 (3)	—	—	—	232	15,293

	7/1/2022 (3)	—	—	—	109	6,136

	7/27/2022 (2)	—	—	—	1,673	101,592

Patricia B. Robinson	7/27/2022 (2)	—	—	—	1,976	120,000

Gerald Volas	7/27/2022 (2)	—	—	—	1,976	120,000

(1)

Amounts represent the grant date fair value of restricted stock units granted in 2022 determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14, Stock-based Compensation, to the Company’s audited Consolidated Financial Statements in the 2022 Form 10-K, as filed with the SEC.

(2)	Reflects annual award of restricted stock units to the Board.

(3)	Reflects an award of restricted stock units received in lieu of a percentage of cash compensation as elected by the director prior to the beginning of the fiscal year.

(4)	Mr. Posey retired from the Board on May 5, 2022. He received an equity grant on July 27, 2022 for his part-year service during the plan year July 1, 2021 through June 30, 2022.

26	TREX COMPANY, INC.	2023 PROXY STATEMENT

Named Executive Officers

The table below sets forth information concerning our executive officers covered in the “Compensation Discussion and Analysis” section of this Proxy Statement. We refer to them as the “named executive officers.”

Executive Officer	Age	Position with Company

Bryan H. Fairbanks	53	President and Chief Executive Officer

Adam D. Zambanini	46	President of Trex Residential Products

William R. Gupp	63	Senior Vice President, Chief Legal Officer and Secretary

Dennis C. Schemm	57	Senior Vice President and Chief Financial Officer

Bryan H. Fairbanks has served as President and Chief Executive Officer since April 2020. He previously served as Executive Vice President and Chief Financial Officer of the Company between July 2018 and April 2020, and as Vice President and Chief Financial Officer of the Company between August 2015 and July 2018. Between March 2006 and August 2015, he served as Senior Director, Supply Chain, and between September 2012 and August 2015, he concurrently served as Executive Director, International Business Development, with the Company. He served as Director, Financial Planning and Analysis of the Company between May 2004 and March 2006. He served in numerous senior finance roles with the Ford Motor Company between August 1994 and May 2004. He received a B.S. degree in accounting from the University of Dayton and a M.B.A. degree from the University of Pittsburgh.

Adam D. Zambanini has served as President of Trex Residential Products since July 2018. He served as Vice President, Marketing between January 2011 and July 2018, and served in a number of capacities at the Company, most recently as Director, Marketing between September 2005 and December 2010. He was employed by Rubbermaid Commercial Products between January 2000 and September 2005, with his last position being Product Manager. He received a B.S. degree in mechanical engineering from Penn State University, and a M.B.A. degree from Averett University.

William R. Gupp has served as Senior Vice President, Chief Legal Officer and Secretary of the Company since December 2021. He served as Senior Vice President, General Counsel and Secretary between August 2014 and December 2021. He served as Chief Administrative Officer, General Counsel and Secretary between October 2009 and August 2014, and as Vice President and General Counsel between May 2001 and October 2009. He was employed by Harsco Corporation, an international industrial services and products company, between March 1993 and May 2001, most recently as Senior Counsel and Director-Corporate Development. He was employed by the law firm of Harter, Secrest & Emery between August 1985 and March 1993. He received a B.S. degree in accounting from Syracuse University and a J.D. degree from the University of Pennsylvania Law School.

Dennis C. Schemm has served as Senior Vice President and Chief Financial Officer since February 2021, and as Vice President and Chief Financial Officer between April 2020 and February 2021. He served as Executive Vice President and Chief Financial Officer of Continental Building Products between May 2015 and April 2020, and as Vice President, Global Finance for Armstrong Flooring at Armstrong World Industries between May 2013 and April 2015. He served as Global Finance Director for Gilbarco-Veeder Root, a Danaher company between May 2011 and May 2013, and in various financial leadership roles within Monsanto Company between June 1996 and April 2011. He received simultaneous BS degrees in Accounting and Computer Science from Penn State University and a M.B.A. degree from Carnegie Mellon University.

TREX COMPANY, INC.	2023 PROXY STATEMENT	27

Compensation Discussion and Analysis

  Introduction

This section describes the Company’s compensation program for its President and Chief Executive Officer (“CEO”), its Senior Vice President and Chief Financial Officer (“CFO”), and its two other most highly compensated executive officers for fiscal year 2022, all of whom are referred to collectively as the “named executive officers”. For fiscal 2022, the Company’s named executive officers were:

∎	Bryan H. Fairbanks, President and Chief Executive Officer;

∎	Adam D. Zambanini, President of Trex Residential Products;

∎	William R. Gupp, Senior Vice President, Chief Legal Officer and Secretary; and

∎	Dennis C. Schemm, Senior Vice President and Chief Financial Officer.

This Compensation Discussion and Analysis focuses on the material elements of our executive compensation program in effect for the 2022 fiscal year. It also provides an overview of our executive compensation philosophy and why we believe the program is appropriate for the Company and its stockholders. Finally, we discuss the Compensation Committee’s methodology for determining appropriate and competitive levels of compensation for the named executive officers. Details of compensation paid to the named executive officers can be found in the tables below.

Our executive compensation program is intended to align our named executive officers’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Board and the Compensation Committee establish with the objective of increasing stockholder value. In line with our pay-for-performance philosophy, the total compensation received by our named executive officers will vary based on individual and corporate performance measured against annual and long-term performance goals. Our named executive officers’ total compensation is comprised of a mix of base salary, annual cash incentive compensation and long-term equity incentive compensation.

  2022 Say-on-Pay Results and Considerations

The Company provides its stockholders the opportunity to cast an annual non-binding advisory vote on executive compensation (a “say-on-pay proposal”). The Company and the Company’s Compensation Committee consider the outcome of the Company’s say-on-pay proposal when making future compensation decisions for the executive officers of the Company. In connection with the Company’s 2022 annual meeting of stockholders, the proposal to approve the executive compensation of the Company’s executive officers named in the Company’s Proxy Statement dated March 22, 2022 received 90,874,721 votes in favor, or 93.3% of votes cast. Although these votes are advisory (and therefore not binding on the Company), the Company, the Compensation Committee and the Board carefully review these results each year and consider them, along with other communications from stockholders relating to our compensation practices, in making future compensation decisions for executive officers of the Company.

  Compensation Philosophy and Objectives

What person or group is responsible for determining the compensation levels of named executive officers?

The Role of the Compensation Committee. The Compensation Committee, pursuant to its charter, reviews, determines and approves the compensation, including base salary, and annual and long-term incentive compensation, of the Company’s CEO, the other named executive officers, as well as the other officers. Additionally, the Compensation Committee administers the Company’s employee benefit programs, including its 2014 Stock Incentive Plan, 1999 Employee Stock Purchase Plan, annual cash incentive plan, and other incentive compensation plans, benefit plans and equity-based plans.

28	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The Role of Consultants. The Compensation Committee has the authority to retain and terminate any third-party compensation consultant and to obtain advice and assistance from internal and external legal, accounting and other advisers. The Compensation Committee has the authority to compensate its outside advisers without obtaining approval of the Board. In accordance with this authority, the Compensation Committee retained Korn/Ferry International (“KF”) in 2022 as the committee’s independent compensation consultant to advise the Compensation Committee on matters related to CEO and other officer compensation. The Compensation Committee assessed KF’s work as required under rules of the SEC and concluded that it did not raise any conflicts of interest and that KF was independent within the NYSE’s listing standards.

The consultant’s assignments are determined by the chairman of the Compensation Committee. At the request of the chairman, the current consultant assists in developing the peer group of companies and compensation surveys to be used for the competitive analyses, prepares the market analysis of named executive officer compensation, prepares a financial analysis of the Company’s performance vis-à-vis the peer group and analyzes the relationship between CEO pay and company performance, constructs market competitive ranges of pay opportunity for base salaries, annual cash incentive compensation targets, and long-term equity incentive awards for named executive officers, and reviews the annual cash incentive compensation and long-term equity incentive plans for linkage to key business objectives and company performance. The consultant advises the Compensation Committee as to the compensation of executive officers of the Company, but does not recommend any specific pay level changes for executive officers.

Total fees paid to KF for services performed during 2022 relating to executive compensation were $24,938. During 2022, KF also provided talent acquisition (professional search) consulting services. Management interviewed a number of consultants, but concluded that KF should be retained because they had a more robust process than the other consultants, and because of their intimate familiarity with the Company’s culture and baseline leadership inventory, and the depth of their approach to understand the Company’s strategy prior to the creation of competencies and role profiles. The fees paid by the Company to KF for such services performed during 2022 were $22,669. The decision to retain KF to provide these additional services was approved by the Nominating/Corporate Governance Committee and the Board.

The Role of Executives. The Company’s CEO, Senior Vice President, Chief Legal Officer and Secretary (“CLO”), Vice President, General Counsel and Assistant Secretary (“GC”), and Vice President, Human Resources (“VP-HR”) are actively involved in the executive compensation process. Historically, the CEO reviews the performance of each of the named executive officers (other than his own performance) and, within the defined program parameters, recommends to the Compensation Committee base salary increases and annual cash incentive compensation and long-term equity incentive awards for such individuals. He provides the Compensation Committee with both annual and long-term recommended financial performance goals for the Company that are used to link pay with performance. The CEO also provides his views to the Compensation Committee with respect to the executive compensation program’s ability to attract, retain and motivate the level of executive talent necessary to achieve the Company’s business goals. The CLO, GC and VP-HR work with the CEO to develop the recommended base salary increases, annual cash incentive compensation levels and long-term equity incentive awards and provide analysis on the ability of the executive compensation program to attract, retain, and motivate the Company’s executive team and potential executive hires. The CEO, CLO, GC and VP-HR attend the meetings of the Compensation Committee, but do not participate in the Compensation Committee’s executive sessions.

What are the Company’s executive compensation principles and objectives?

The Compensation Committee believes that the structure of the compensation program for named executive officers should be designed to attract, motivate, and retain key talent to promote the long-term success of the Company, and to balance these objectives with a strong link to stockholder return and other measures of performance that drive total stockholder return.

The Company’s overall executive compensation philosophy is that pay should be competitive with the relevant market for executive talent, be performance-based, vary with the attainment of specific objectives, and be closely aligned with the interests of the Company’s stockholders. The core principles of the Company’s executive compensation program include the following:

TREX COMPANY, INC.	2023 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

∎

Pay competitively: The Compensation Committee believes in positioning executive compensation at competitive levels necessary to attract and retain exceptional leadership talent. An individual’s performance and importance to the Company can result in that individual’s total compensation being higher or lower than the Company’s target market position. The Compensation Committee regularly utilizes the assistance of a compensation consultant to provide information on market practices, programs, and compensation levels.

∎

Pay-for-performance: The Compensation Committee structures executive compensation programs to balance annual and long-term corporate objectives, including specific measures which focus on financial performance, with the goal of fostering stockholder value creation in the short- and long-term.

∎

Create an ownership culture: The Compensation Committee believes that using equity compensation to instill an ownership culture effectively aligns the interests of management and the stockholders. To promote this alignment, the Compensation Committee granted equity-based compensation in 2022, which was comprised of time-based restricted stock units, performance-based restricted stock units and stock appreciation rights, to provide incentives for named executive officers to enhance stockholder value.

∎

Utilize a total compensation perspective: The Compensation Committee considers all of the compensation components — base salary, annual cash incentive compensation, long-term equity incentive compensation, and benefits and perquisites — in total.

∎

Improved financial performance: The Company aggressively pursues strategies intended to improve its financial and operational performance by expanding its product offerings, enhancing its sales channels, improving production performance, including quality, efficiency and capacity, and lowering costs. The Compensation Committee believes in utilizing a compensation program that appropriately rewards executives for the achievement of these objectives.

The CEO and the Compensation Committee regularly review the executive compensation program and philosophy to assess whether the program promotes the objectives of enabling the Company to attract and retain exceptionally talented executives and to link total compensation to the Company’s ability to meet its annual financial and non-financial goals and, in the longer term, to produce enhanced levels of total stockholder return. Based on such reviews, programmatic changes have been implemented at various times to enhance consistency of the various compensation elements with the program’s philosophy.

  How Do We Determine Executive Pay?

Benchmarking: Benchmarking in comparison to a peer group of companies (the “peer group”) is one of several factors considered in the compensation process but is not in and of itself determinative. The relative position of individual named executive officers in comparison to the peer group is based on their respective competencies, experience and performance. While the Company does not establish executive pay based solely on benchmarking data, we believe that our pay levels and practices should be within a range of competitiveness with our peer group and benchmarking provides us with an assessment of reasonableness and competitiveness. However, each individual’s actual compensation is based on numerous factors including the individual’s level of experience in the role and the annual and long-term performance of both the Company and the individual.

The Compensation Committee benchmarks target total direct compensation, which consists of base salary, target annual cash incentive compensation, and the value of long-term equity incentives, to the peer group. The Compensation Committee benchmarks its named executive officer compensation because the Compensation Committee believes this is the best way to determine whether such compensation is competitive with the Company’s labor market for executive talent.

Shareholder Engagement: As referenced above, in the Shareholder Engagement section of this Proxy, the Company proactively engages with shareholders and other stakeholders throughout the year. During 2022, no concerns were raised by shareholders regarding executive compensation.

Peer Group: The Compensation Committee (with respect to officer compensation) and Nominating/Corporate Governance Committee (with respect to director compensation) take into account a number of factors for each potential peer group company including, but not limited to, size (revenues, market capitalization and number of

30	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

employees), nature of business (business comparators and similar customer base), organizational complexity and business model (span and scope of the organization), competition for executive talent (organizations from which executives may be recruited to and from) and location. While all of the aforementioned factors are taken into account, the Compensation Committee and Nominating/Corporate Governance Committee consider the most important factors to be size, nature of business and competition for executive talent as these provide the most meaningful insight into competitive practices.

In July 2022, the Compensation Committee and the Nominating/Corporate Governance Committee requested that KF review the Company’s existing peer group in light of the Committees’ observation that, although the median yearly revenues of the existing peer group were aligned with the Company, the median market capitalization of the peer group was substantially lower than the Company’s, and there were a number of companies in the peer group that were not branded consumer product businesses. The Committees asked KF to consider modifications to the peer group in light of this observation. In response, KF provided the Committees with a set of considerations for change, including proposed additions and deletions to the peer group.

In July 2020, with input from KF, the Compensation Committee and Nominating/Corporate Governance Committee identified a publicly-traded peer group consisting of the following companies:

AAON, Inc.	Lennox International Inc.
A. O. Smith Corporation	Martin Marietta Materials, Inc.
Allegion PLC	Peloton Interactive, Inc.
Armstrong World Industries, Inc.	RH
Cavco Industries, Inc.	Simpson Manufacturing, Inc.
Cognex Corporation	The Azek Company Inc.
Eagle Materials, Inc.	Vulcan Materials Company
Floor & Decor Holdings, Inc.	Yeti Holdings, Inc.
Helen of Troy LTD

In July 2022, the Company removed Peloton Interactive, Inc. from the Peer Group due to its business and financial difficulties.

Executive Compensation Benchmarking Study: In October 2022 KF completed an executive compensation benchmarking study. KF assessed the Company’s executive compensation program against the peer group both with respect to competitiveness and mix of the elements of compensation. KF compared the following elements of compensation of the Company against the peer group (based on the most recently-filed proxy statement for each peer company at that time, the majority of which reflect 2021 compensation): (1) base salary; (2) target total cash compensation (base salary plus target annual cash incentive compensation); and (3) target total direct compensation (base salary plus target annual cash incentive compensation plus the value of long-term equity incentive compensation). Based on such comparison, KF determined that the Company’s respective elements of target compensation compared against the peer group (as a weighted average of the named executive officers) were as follows:

Weighted Average % of Median (all NEOs)

Base Salary	81.41%

Target Total Cash Compensation	83.35%

Target Total Direct Compensation	73.74%

Although the Compensation Committee understands that the compensation of the named executive officers in the aggregate is less than 100% of the median of the peer group with respect to each element of compensation referred to above, they also recognize that most of the named executive officers are relatively new to their roles over the last few years. In December 2022, the Compensation Committee did approve adjustments to compensation for each named executive officer, as further discussed below, to bring their compensation closer to the peer group median.

TREX COMPANY, INC.	2023 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

As a result of the adjustments made by the Compensation Committee, KF determined that the Company’s respective elements of target compensation for 2023 compared against the peer group (as a weighted average of the named executive officers (“NEOs”)) are as follows:

Weighted Average % of Median (all NEOs)

Base Salary	84.20%

Target Total Cash Compensation	86.68%

Target Total Direct Compensation	87.70%

As the named executive officers’ experience in their positions at the Company continue to expand, the Compensation Committee expects their success and contributions to the Company will expand, and the Committee will continue to focus on recognizing and rewarding the long-term contributions of the management team as well as all employees.

With respect to the mix of target compensation for the named executive officers, KF found that the majority of the executive officers’ total compensation is comprised of variable or “at risk” pay with considerable emphasis on both short and long-term incentives. This highlights the Company’s focus on pay-for-performance, and is consistent with one of the core principles of the Compensation Committee; namely, that a material portion of the executive officers’ total compensation should be dependent on performance.

  Elements of Executive Compensation

Base Salary

Base salary is annual fixed cash compensation, and is a standard element of compensation, necessary to attract and retain talent, and provides fixed compensation that an employee can rely upon for his or her ordinary living expenses. Base salary is the principal non-variable element of the Company’s total compensation program.

Base salaries reflect each named executive officer’s responsibilities, the impact of each named executive officer’s position, and the contributions each named executive officer delivers to the Company.

Base salaries are determined by competitive levels in the market, based on the Company’s peer group and the results of executive compensation surveys, for executives with comparable responsibilities and job scope. Base salary increases, if any, are based on individual performance, market conditions and company performance. To gauge market conditions, the Compensation Committee evaluates the peer group and market data compiled by its consultant. Base salaries are set following review of this data upon consideration of the named executive officer’s experience, tenure, performance, and potential.

In December 2022, as described above, the Compensation Committee approved increases in the base salaries for the named executive officers for 2023.

The base salaries of the named executive officers are as follows:

Executive Officer	2021 Base Salary	2022 Base Salary	2023 Base Salary

Bryan H. Fairbanks	$612,500	$722,000	$747,000

Adam D. Zambanini	$425,000	$468,000	$484,000

Dennis C. Schemm	$405,000	$453,600	$469,000

William R. Gupp	$390,000	$434,000	$449,000

Annual Cash Incentive Compensation

The annual cash incentive plan provides named executive officers with the opportunity to gain financially from the Company’s financial results that they help to generate annually. The annual cash incentive plan provides for a cash payment based on the achievement of annual corporate financial goals.

32	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

We believe that it is necessary to provide annual cash incentive compensation, because short-term incentives provide an immediate benefit paid in cash based on the achievement of immediate results, thereby promoting the achievement of short-term goals. A performance-based incentive motivates management to focus on the short-term (one fiscal year) financial goals in specific targeted areas determined at the beginning of each year.

For the named executive officers, the Company provides an annual cash incentive payment based 75% on achievement of a certain pretax income target, and 25% on achievement of a certain operating cash flow target, in each case excluding any items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such targets. Operating cash flow is defined as net cash provided by operating activities. The pretax income and operating cash flow financial performance metrics were chosen because the Compensation Committee determined that they would best measure the Company’s financial performance for the fiscal year and align managements’ financial incentives to those of its stockholders. Management deems pre-tax earnings to be the key factor to increasing shareholder value, which is indicative of its 75% weighting toward the annual cash incentive plan. Management believes that operating cash flow complements pre-tax earnings to ensure the Company’s operating and strategic objectives are being adequately funded as a result of meeting its profit objectives, which is indicative of its 25% weighting towards the annual cash incentive plan. The operating cash flow financial metric also serves as a guideline to meeting management’s target capital structure.

The Compensation Committee uses a sliding scale to determine both the pretax income portion of the annual cash incentive and the operating cash flow portion of the annual cash incentive. The minimum threshold for any payment under both the pretax income element and the operating cash flow element of the annual cash incentive plan for 2022 was 80% of the respective targets, which would result in a payout of 25% of the target payment, performance at target would result in a payout of 100% of the target payment, and the maximum payout was capped at 200% of the target payment if 112.5% or more of the target was achieved. Numbers falling within the ranges above are interpolated on a straight-line basis. These performance ranges were selected based upon the Company’s business judgment while acknowledging the potential variability in results given some of the unique challenges in our business. Each year, the Company determines its performance ranges based upon the best available information and makes an informed decision as to where the threshold, target and maximum performance levels should be set. As explained in more detail below, these performance ranges were established for the 2022 plan year.

Target awards are expressed as a percentage of the named executive officer’s base salary. Cash incentive targets for 2022 were 115% for the CEO, and 70% to 80% for the other named executive officers, depending on the named executive officer’s grade level. The total award to any single named executive officer was capped at 200% of the named executive officer’s targeted percentage of salary.

Determination of Target Levels. The Compensation Committee believes that using pretax income and operating cash flow financial targets as the basis for the executive annual cash incentive plan effectively aligns executive interests with the interests of the Company’s stockholders. An annual cash incentive can be earned if the Company meets its financial goals as measured using pretax income and operating cash flow as adjusted to reflect core operating performance. The annual financial objectives are contained within the Company’s annual financial plan, which is approved by the Board each December prior to the start of the new fiscal year. The Company’s financial-metric based approach established for the annual cash incentive plan applies to the broader management team as well as the named executive officers to ensure that there is consistency with the essence of the “pay-for-performance” structure of the incentive plan. (For non-officers of the Company, Trex Residential Products and Trex Commercial Products employees have separate targets reflecting the annual financial plan for the respective businesses.)

Calculations of Pretax Income Target and Payout for 2022. For the 2022 fiscal year, the Compensation Committee set target pretax income at $398,000,000. The Compensation Committee considered this target challenging given the set of circumstances including the macro-economic and competitive environments known at the time. In addition, the 2022 pretax income target was 20.7% higher than actual 2021 pretax income (adjusted for extraordinary items).

As stated above, the Compensation Committee specifically agreed to exclude from the actual pretax income calculation any items determined by the Committee to be extraordinary and not considered in the establishment of the pretax income target. For 2022, the Compensation Committee approved an exclusion of a $16,218,000 loss

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COMPENSATION DISCUSSION AND ANALYSIS

and additional expense associated with the sale of substantially all of the assets of Trex Commercial Products, which closed on December 30, 2022, because this loss was not anticipated in the 2022 Financial Plan which was approved by the Board in December 2021. For additional information regarding the loss on sale of substantially all of the assets of Trex Commercial Products see “Note 3. Sale of Trex Commercial Products, Inc.” in the Company’s Notes to Consolidated Financial Statements for the Year Ended December 31, 2022, which is incorporated herein by reference.

The net effect of the adjustment described in the preceding paragraph was to increase pretax income for 2022 for incentive purposes by $16,218,000 from $246,838,000 to $263,056,000. This equated to negative 33.91% of target, which resulted in a payment multiple of 0%. This percentage was then multiplied by 75%, which is the percent weight given to the target pretax income portion of the annual cash incentive, to equal 0% for pretax income achievement.

Calculations of Operating Cash Flow Target and Payout for 2022. For the 2022 fiscal year, the Compensation Committee set target operating cash flow at $322,000,000. The Committee felt that this target was reasonable.

As stated above, the Compensation Committee specifically agreed to exclude from the actual operating cash flow calculation any items determined by the Committee to be extraordinary and not considered in the establishment of the operating cash flow target. For 2022, the Committee decreased operating cash flow by $663,000 representing payments lower than planned for surface flaking claims. The Committee made this adjustment because it was not anticipated in the 2022 Financial Plan which was approved by the Board in December 2021.

The net effect of the adjustment described in the preceding paragraph was to decrease operating cash flow for 2022 for incentive purposes by $663,000 from $216,220,000 to $215,557,000. This equated to negative 33.06% of target, which resulted in a payment multiple of 0%. This percentage was then multiplied by 25%, which is the percent weight given to the target cash flow portion of the annual cash incentive, to equal 0% for cash flow achievement.

Total Cash Incentive Payout Percentage. As a result of the above calculations, no cash incentive for 2022 was paid to the executive officers, because the Pretax income achievement and the Operating cash flow achievement were both below the 80% performance threshold, as summarized below:

Executive Officer	2022 Base Salary	Target Annual Cash Incentive (as a % of Base Salary)	Target Annual Cash Incentive	Annual Cash Incentive Payout Percentage	2022 Annual Cash Incentive

Bryan H. Fairbanks	$722,000	115%	$830,300	0%	$0

Adam D. Zambanini	$468,000	75%	$351,000	0%	$0

Dennis C. Schemm	$453,600	70%	$317,520	0%	$0

William R. Gupp	$434,000	70%	$303,800	0%	$0

Plan Structure and Target Levels for 2023 Annual Cash Incentive Plan. In December 2022, the Compensation Committee established the financial targets for 2023 consistent with the Company’s internal Financial Plan approved by the Board in December 2022, with pretax income being weighted at 75% and operating cash flow being weighted at 25%. The program mechanics for the 2023 annual cash incentive plan will be the same as they were for the 2022 annual cash incentive plan, which is discussed in detail above. In December 2022, the Compensation Committee increased Mr. Schemm’s cash incentive target from 70% to 75% of his annual base salary. For 2023, the minimum threshold for any payment under both the pretax income element and the free cash flow element of the annual cash incentive plan will be 80% of the respective targets, which will result in a payout of 25% of the target payment, performance at target will result in a payout of 100% of the target payment, and the maximum payout is capped at 200% of the target payment if 112.5% or more of the target is achieved. Numbers falling within the ranges above will be interpolated on a straight-line basis.

Long-Term Equity Incentive Compensation

We believe that long-term equity incentive compensation provides appropriate motivational tools to achieve certain long-term company goals. The long-term equity incentive compensation plan is designed to align named

34	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

executive officers’ interests with those of stockholders, motivate the named executive officer team to achieve key financial goals and reward superior performance. The design of the program helps to reduce turnover and to retain the knowledge and skills of the Company’s valued employees. In structuring the amount of long-term equity incentive compensation awards, the Compensation Committee seeks to balance such awards and the interests of the Company’s stockholders under a policy that moderates the dilutive effects of annual equity-based awards against the need to provide attractive and competitive incentive compensation.

The Compensation Committee regularly makes its annual long-term equity incentive grants to named executive officers at its February meeting, with the grant date being the date of the Compensation Committee meeting at which such equity grants are approved. The Company does not time the grant of equity awards in coordination with the release of material non-public information.

Under the long-term equity incentive compensation plan of the Company, grants consist of 35% time-based restricted stock units, 50% performance-based restricted stock units, and 15% stock appreciation rights. For the 2022 grants, the target levels for long-term equity incentive compensation grants for the named executive officers were $2,500,000 for the CEO and $629,300 to $827,000 for the other named executive officers, depending on the named executive officer’s grade level. For the 2023 grants, the Compensation Committee set the target levels at $3,275,000 for the CEO and $696,000 to $1,235,000 for the other named executive officers, depending on the named executive officer’s grade level.

The Compensation Committee retains discretion to adjust the target award based upon each named executive officer’s current performance and anticipated future contribution to the Company’s results, as well as upon the amount and terms of equity-based awards previously granted to the named executive officer by the Company. The Compensation Committee did not make any discretionary adjustments to a named executive officer’s target award in 2022 or 2023 and has not done so for any of the named executive officers in any of the years reflected in the Summary Compensation Table.

Elements of Long-Term Equity Incentive Compensation:

Time-Based Restricted Stock Units. Time-based restricted stock units are similar to time-based restricted shares, with the principal difference being that with restricted stock units, the shares are not actually issued until vesting. The restricted stock units have a three-year vesting period, vesting one-third each year. The number of restricted stock units issued is based on the approved target dollar amount of the award, divided by the fair market value of the Company’s common stock on the date of the grant. Upon vesting, each restricted stock unit will equal the right to receive one share of Company stock.

Time-based restricted stock units facilitate retention by providing value if the named executive officer remains with the Company over the vesting period. In addition, time-based restricted stock units provide alignment with stockholders through stock ownership, and the potential for future growth.

Performance-Based Restricted Stock Units. Performance-based restricted stock units are similar to their time-based counterparts, but the number of units that will vest each year, if any, is based on Company financial performance. The performance-based restricted stock units have a three-year vesting period, vesting one-third each year based on performance against target earnings before interest, taxes, depreciation and amortization (“EBITDA”) for 1 year, cumulative 2 years and cumulative 3 years, respectively, in each case excluding any items determined by the Compensation Committee to be extraordinary and not considered in the establishment of such targets.

∎	For the first vesting, the target performance is planned EBITDA for the first year.

∎

For the second vesting, the target performance is cumulative planned EBITDA for the first two years, with the target EBITDA for the second year equaling the first year’s target EBITDA plus a pre-determined growth rate.

∎

For the third vesting, the target performance is cumulative planned EBITDA for the three years, with the target EBITDA for the third year equaling the second year’s target EBITDA plus a pre-determined growth rate.

The target number of performance-based restricted stock units issued is based on the approved target dollar amount of such units to be awarded, divided by the fair market value of the Company’s common stock on the date of the grant. With respect to each vesting for awards granted in 2022, the number of units that will vest will be

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COMPENSATION DISCUSSION AND ANALYSIS

between 0% and 200% of the target number of units. The Compensation Committee uses a sliding scale to determine the percentage of the target units that will vest each year. The minimum threshold for any vesting will be 80% of the EBITDA target, which will result in a payout of 25% of the target vesting, performance at target would result in a payout of 100% of the target vesting, and the maximum payout will be capped at 200% of the target vesting if 112.5% or more of the target is achieved. Numbers falling within the ranges above are interpolated on a straight-line basis.

In addition to facilitating retention, performance-based restricted stock units also more closely align the long-term equity incentive compensation plan with the Company’s pay-for-performance philosophy. The number of units that will vest each year is contingent upon performance against pre-determined EBITDA targets over a 3-year period. If the Company achieves less than 80% of the target for any year, no units will vest. This vesting condition encourages named executive officers to work with a long-term view of the Company’s performance and reinforces their long-term affiliation with the Company.

Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) are grants which, upon exercise, give the holder the right to receive the net appreciation in market value of a specified number of shares of our common stock over the grant price. Upon exercise, the net appreciation over the base price is settled in an equivalent number of common shares valued on the exercise date. SARs are similar to stock options but are less dilutive because only a net number of shares are issued. With respect to SARs, the grant price is the closing market price of the Company’s common stock on the NYSE on the grant date. SARs have a three-year vesting period, vesting one-third each year. The number of SARs issued is based on the approved target dollar amount of SARs to be awarded, divided by the value of one SAR, which is equal to the Black-Scholes value of an equivalent stock option. SARs have a term of ten years (provided that the term is extended for one year if the holder dies during the tenth year of the SAR).

SARs motivate executive efforts to achieve results that produce long-term increases (since executives have up to 10 years to exercise their SARs) in common stock market price. The three-year SAR vesting period encourages named executive officers to work with a long-term view of the Company’s performance and reinforces their long-term affiliation with the Company. Named executive officers receive value in the SAR grants only when the share price increases above the grant price, which strengthens their alignment with stockholder interests.

The award agreements for the time-based restricted stock units, performance-based restricted stock units and SARs and the severance agreements provide that if a participant’s employment with the Company is terminated due to death, permanent and total disability, retirement, by the Company without “cause,” or by the participant with “good reason” (with “cause” and “good reason” being defined in the award agreements), any unvested awards held by a participant at termination will vest (with performance-based restricted stock units vesting at target levels). The award agreements and the change in control agreements further provide that in the event of a change in control of the Company, any unvested awards held by the participant at the time of the change in control will vest (with performance-based restricted stock units vesting at target levels). For a discussion of the severance agreements and change in control agreements, see the Severance and Change in Control Agreements discussion following this Compensation Discussion and Analysis.

Actual awards to each named executive officer of long-term equity incentive compensation in February 2022 and February 2023, split 35% in time-based restricted stock units, 50% in performance-based restricted stock units, and 15% in SARs, are set forth as follows:

Executive Officer	Value of 2022 Long-Term Equity Awards	Value of 2023 Long-Term Equity Awards

Bryan H. Fairbanks	$2,500,000	$3,275,000

Adam D. Zambanini	$827,000	$1,235,000

Dennis C. Schemm	$715,000	$986,000

William R. Gupp	$629,300	$696,000

Vesting of Previously Granted Performance-Based Restricted Stock Units Based upon 2022 Performance. In February 2023, (a) one-third of performance-based restricted stock units granted in 2020 vested based on actual EBITDA performance in 2020, 2021 and 2022 (cumulative) against the EBITDA target, (b) one-third of

36	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

performance-based restricted stock units granted in 2021 vested based on actual EBITDA performance in 2021 and 2022 (cumulative) against the EBITDA target, and (c) one-third of performance-based restricted stock units granted in 2022 vested based on actual EBITDA performance in 2022 against the EBITDA target. The following is a summary with respect to the vesting of performance-based restricted stock units granted in each of 2020, 2021 and 2022.

Calculation of EBITDA for 2022

With respect to EBITDA for 2022, as stated above, the Compensation Committee specifically agreed to exclude from the actual EBITDA calculation any items determined by the Committee to be extraordinary and not considered in the establishment of the EBITDA target. For 2022, the Compensation Committee approved an exclusion of a $16,218,000 which reflects the loss and additional expense associated with the sale of substantially all the assets of Trex Commercial Products, which closed on December 30, 2022, because this loss was not anticipated in the 2022 Financial Plan which was approved by the Board in December 2021. For additional information regarding the loss on sale of Trex Commercial Products, see “Note 3. Sale of Trex Commercial Products, Inc.” in the Company’s Notes to Consolidated Financial Statements for the Year Ended December 31, 2022, which is incorporated herein by reference.

The net effect of the adjustment described above was to increase EBITDA for 2022 for purposes of the grants of performance-based restricted stock units in 2020, 2021 and 2022 by $16,218,000 from $291,033,000 to $307,251,000.

Performance-Based Restricted Stock Units Granted in 2020

As stated above, with respect to the performance-based restricted stock units granted in 2020, one-third of such units vested in February 2023 based upon actual EBITDA performance in 2020, 2021 and 2022 cumulatively against target. The target was $795,538,000 which was based upon target EBITDA of $240,344,000 in 2020 (established in December 2019), with 10% year over year growth for 2021 ($264,378,000) and 2022 ($290,816,000).

As stated above, adjusted EBITDA for 2022 was $307,251,000. As reported in the Company’s 2021 Proxy Statement, EBITDA for 2020 adjusted for extraordinary items was $258,055,000. As reported in the Company’s 2022 Proxy Statement, EBITDA for 2021 adjusted for extraordinary items was $365,567,000.

Adding these numbers together, this resulted in a cumulative adjusted EBITDA for 2019, 2020 and 2021 of $930,873,000, which equated to 117.01% of target EBITDA of $795,538,000, which resulted in a payment multiple of 185.06%.

Performance-Based Restricted Stock Units Granted in 2021

As stated above, with respect to the performance-based restricted stock units granted in 2021, one-third of such units vested in February 2023 based upon actual EBITDA performance in 2021 and 2022 cumulatively against target. The target was $657,668,000, which was based upon target EBITDA of $313,175,000 in 2021 (established in December 2020), with 10% year over year growth for 2022 ($344,493,000).

As stated above, adjusted EBITDA for 2022 was $307,251,000. As reported in the Company’s 2022 Proxy Statement, EBITDA for 2021 adjusted for extraordinary items was $365,567,000.

Adding these numbers together, this resulted in a cumulative adjusted EBITDA for 2021 and 2022 of $672,818,000, which equated to 102.3% of target EBITDA of $657,668,000 which resulted in a payment multiple of 118.43%.

Performance-Based Restricted Stock Units Granted in 2022

As stated above, with respect to the performance-based restricted stock units granted in 2022, one-third of such units vested in February 2023 based upon actual EBITDA performance in 2022 against target. The target was $439,000,000 (established in December 2021).

As stated above, adjusted EBITDA for 2022 was $307,251,000, which equated to 69.99% of target EBITDA of $439,000,000, which resulted in a payment multiple of 0%.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table presents the number of performance-based restricted stock units granted in 2020, 2021 and 2022 that vested in February 2023 for each named executive officer:

	2020			2021			2022

Executive Officer	Target # of Shares	Payout %	Shares Vesting	Target # of Shares	Payout %	Shares Vesting	Target # of Shares	Payout %	Shares Vesting

Bryan H. Fairbanks	2,000	185%	3,701	2,441	118%	2,891	5,081	0	0

Adam D. Zambanini	2,000	185%	3,701	1,050	118%	1,244	1,681	0	0

Dennis C. Schemm	1,554	185%	2,876	936	118%	1,108	1,453	0	0

William R. Gupp	1,770	185%	3,276	901	118%	1,068	1,279	0	0

38	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Pay Versus Performance Disclosure
Under Item 402(v) of the SEC’s Regulation
S-K,
which was adopted in 2022, the Company is r
equired to disclose annually information concerning “pay versus performance.” The purpose of this disclosure is to show the relationship betw een executive compensation actually paid to the principal executive officer (“PEO”) and other named executive officers and the financial performance of the Company. Item 402(v) also requires disclosure of the cumulative total shareholder return (“TSR”) of the Company’s peer group, the Company’s net income, and an additional financial performance measure chosen by the Company.
Disclosure under Item 402(v) is required for the Company’s last five completed fiscal years. Notwithstanding, there is a transitional rule which provides that for the first filing after approval of the new requirement, the Company only needs to disclose information for the last three completed fiscal year.

Year	Summary Comp. Table Total for First PEO ($) (1)	Summary Comp. Table Total for Second PEO ($) (1)	Comp. Actually Paid to First PEO ($) (2)	Comp. Actually Paid to Second PEO ($) (3)	Average Summary Comp. Table Total for non- PEO NEOs ($) (4)	Average Comp. Actually Paid to non- PEO NEOs ($) (4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($,000)	Pretax Net Income ($,000) (6)
							Total Shareholder Return ($)	Peer group Total Shareholder Return ($) (5)
2022	3,255,722		-1,889,888		1,348,892	-2,279,976	94.19	129.71	184,626	236,056
2021	4,079,676		7,700,955		1,624,059	4,676,692	300.47	156.66	208,737	329,637
2020	1,918,792	1,716,354	4,301,083	2,195,157	1,284,572	3,068,390	186.29	126.06	175,631	241,114
2019							100.00	100.00

(1)
During 2020, Mr. Cline, the Company’s current Chairman of the Board, served as President and Chief Executive Officer between January 1, 2020 and April 28, 2020, his retirement date. Mr. Fairbanks has served as President and Chief Executive Officer since April 29, 2020. In the table above, Mr. Fairbanks is the “First PEO” and Mr. Cline is the “Second PEO.”

(2)
For Mr. Fairbanks: for 2020, the amount of $518,765 was deducted for stock awards and the amount of $91,547 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $1,091,191 was added for stock awards granted in 2020, the amount of $1,334,538 was added for stock awards granted in prior fiscal years that were unvested at the end of 2020, the amount of $81,010 was added for stock awards granted in prior fiscal years that vested in 2020, the amount of $265,274 was added for SAR awards granted in 2020, the amount of $191,233 was added for SAR awards granted in prior fiscal years that were unvested at the end of 2020, and the amount of $29,357 was added for SAR awards granted in prior fiscal years that vested in 2020; for 2021, the amount of $1,301,563 was deducted for stock awards and the amount of $229,688 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $2,669,543 was added for stock awards granted in 2021, the amount of $1,087,441 was added for stock awards granted in prior fiscal years that were unvested at the end of 2021, the amount of $773,036 was added for stock awards granted in prior fiscal years that vested in 2021, the amount of $289,078 was added for SAR awards granted in 2021, the amount of $229,702 was added for SAR awards granted in prior fiscal years that were unvested at the end of 2021, and the amount of $103,729 was added for SAR awards granted in prior fiscal years that vested in 2021; and for 2022, the amount of $2,125,000 was deducted for stock awards and the amount of $375,000 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $451,619 was added for stock awards granted in 2022, the amount of $1,826,069 was deducted for stock awards granted in prior fiscal years that were unvested at the end of 2022, the amount of $906,975 was deducted for stock awards granted in prior fiscal years that vested in 2022, the amount of $141,372 was added for SAR awards granted in 2022, the amount of $290,428 was deducted for SAR awards granted in prior fiscal years that were unvested at the end of 2022, and the amount of $215,156 was deducted for SAR awards granted in prior fiscal years that vested in 2022. For purposes of clarification, the “actual compensation” for 2022 for Mr. Fairbanks is a negative number due to the aggregate decrease in fair value of his stock awards and SAR awards in 2022.

(3)
For Mr. Cline, for 2020: the amount of $1,275,000 was deducted for stock awards and the amount of $225,000 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $350,593 was added for stock awards granted in prior fiscal years that vested in 2020, the amount of $1,212,310 was added for stock awards that were granted and that vested in 2022, the amount of $133,293 was added for SAR awards
granted in prior fiscal years that vested in 2020, and the amount of $282,607 was added for SAR awards that were granted and that vested in 2022.

(4)	For 2020, 2021, and 2022, the named executive officers other than the PEO were Mr. Zambanini, Mr. Schemm and Mr. Gupp.
For Mr. Zambanini: for 2020, the amount of $518,765 was deducted for stock awards and the amount of $91,547 was deducted
for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $1,091,191 was added for stock awards granted in 2020, the amount of $1,223,945 was added for stock awards granted in prior fiscal years that were unvested at the end of 2020, the amount of $73,813 was added for stock awards granted in prior fiscal years that vested in 2020, the amount of $265,274 was added for SAR awards granted in 2020, the amount of $184,533 was added for SAR awards granted in prior fiscal years that were unvested at th
e

TREX COMPANY, INC.	2023 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

end of 2020, and the amount of $26,764 was added for SAR awards granted in prior fiscal years that vested in 2020; for 2021, the amount of $559,938 was deducted for stock awards and the amount of $98,813 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $1,148,430 was added for stock awards granted in 2021, the amount of $1,941,035 was added for stock
awards granted in prior fiscal years that were unvested at the end of 2021, the amount of $260,798 was added for stock awards granted in prior fiscal years that vested in 2021, the amount of $124,347 was added for SAR awards granted in 2021, the amount of $229,702 was added for SAR awards granted in prior fiscal years that were unvested at the end of 2021, and the amount of $99,700 was added for SAR awards granted in prior fiscal years that vested in 2021; and for 2022, the amount of $702,950 was deducted for stock awards and the amount of $124,050 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $149,383 was added for stock awards granted in 2022, the amount of $1,133,967 was deducted for stock awards granted in prior fiscal years that were unvested at the end of 2022, the amount of $2,289,237 was deducted for stock awards granted in prior fiscal years that vested in 2022, the amount of $46,762 was added for SAR awards granted in 2022, the amount of $197,757 was deducted for SAR awards granted in prior fiscal years that were unvested at the end of 2022, and the amount of $187,546 was deducted for SAR awards granted in prior fiscal years that vested in 2022.
For Mr. Schemm, for 2020, the amount of $340,000 was deducted for stock awards and the amount of $60,000 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $847,793 was added for stock awards granted in 2020, and the amount of $191,208 was added for SAR awards granted in 2020; for 2021, the amount of $499,163 was deducted for stock awards and the amount of $88,088 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $1,023,797 was added for stock awards granted in 2021, the amount of $554,371 was added for stock awards granted in prior fiscal years that were unvested at the end of 2021, the amount of $1,578,168 was added for stock awards granted in prior fiscal years that vested in 2021, the amount of $110,843 was added for SAR awards granted in 2021, the amount of $102,225 was added for SAR awards granted in prior fiscal years that were unvested at the end of 2021, and the amount of $20,595 was added for SAR awards granted in prior fiscal years that vested in 2021; and for 2022, the amount of $607,750 was deducted for stock awards and the amount of $107,250 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $129,149 was added for stock awards granted in 2022, the amount of $952,118 was deducted for stock awards granted in prior fiscal years that were unvested at the end of 2022, the amount of $348,099 was deducted for stock awards granted in prior fiscal years that vested in 2022, the amount of $40,436 was added for SAR awards granted in 2022, the amount of $62,294 was deducted for SAR awards granted in prior fiscal years that were unvested at the end of 2022, and the amount of $73,207 was deducted for SAR awards granted in prior fiscal years that vested in 2022.
For Mr. Gupp, for 2020, the amount of $459,230 was deducted for stock awards and the amount of $81,041 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $965,863 was added for stock awards granted in 2020, the amount of $1,472,040 was added for stock awards granted in prior fiscal years that were unvested at the end of 2020, the amount of $96,231 was added for stock awards granted in prior fiscal years that vested in 2020, the amount of $234,801 was added for SAR awards granted in 2020, the amount of $193,861 was added for SAR awards granted in prior fiscal years that were unvested at the end of 2020, and the amount of $34,720 was added for SAR awards granted in prior fiscal years that vested in 2020; for 2021, the amount of $480,675 was deducted for stock awards and the amount of $84,825 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $985,854 was added for stock awards granted in 2021, the amount of $2,089,191 was added for stock awards granted in prior fiscal years that were unvested at the end of 2021, the amount of $283,081 was added for stock awards granted in prior fiscal years that vested in 2021, the amount of $106,733 was added for SAR awards granted in 2021, the amount of $204,443 was added for SAR awards granted in prior fiscal years that were unvested at the end of 2021, and the amount of $106,090 was added for SAR awards granted in prior fiscal years that vested in 2021; and for 2022, the amount of $534,905 was deducted for stock awards and the amount of $94,395 was deducted for SAR awards reflecting amounts in the Summary Compensation Table, and the amount of $113,698 was added for stock awards granted in 2022, the amount of $3,013,721 was deducted for stock awards granted in prior fiscal years that were unvested at the end of 2022, the amount of $632,643 was deducted for stock awards granted in prior fiscal years that vested in 2022, the amount of $35,592 was added for SAR awards granted in 2022, the amount of $173,063 was deducted for SAR awards granted in prior f iscal yea
rs that were unvested at the end of 2022, and the amount of $166,671 was deducted for SAR awards granted in prior fiscal years that vested in 2022.
For purposes of clarification, the “actual compensation” for 2022 for the named executive officers other than the PEO is a negative number due to the decrease in fair value of their stock awards and SAR awards in 2022.

(5)	The Company is using as its Peer Group the S&P 600 Building Products Index, which is an index used by the Company for purposes of disclosure in its Form 10-K under Item 201(e) of Regulation S-K.

(6)
The Company has chosen pretax income as its “Company-Selected Measure”, in that the Company’s annual cash incentive payment is weighted 75% on the achievement of a certain pretax income target, adjusted each year by the Compensation Committee to exclude any items determined by the Committee to be extraordinary and not considered in the establishment of the pretax income target. The amounts set forth above are after such adjustments.

Item 402(v) of the SEC’s Regulation
S-K
requires that the Company disclose at least three, and up to seven, financial performance measures which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the named executive officers to Company performance. The most important financial measures used by the Company for the fiscal years in the table above were as follows:

40	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Most Important Financial Performance Measures for Determining NEO Compensation

1.
Pretax Income
– Pretax income is defined as income before income taxes. As discussed under the heading“
Annual Cash Incentive Compensation
” above, the Company’s annual cash incentive payment is weighted 75% on the achievement of a certain pretax income target.

2.
Operating Cash Flow
– Operating Cash Flow is defined as net cash provided by operating activities. As discussed under the heading“
Annual Cash Incentive Compensation
” above, the Company’s annual cash incentive payment is weighted 25% on the achievement of a certain operating cash flow target.

3.
EBITDA
– EBITDA is defined as earnings before interest, tax, depreciation, and amortization. As discussed under the heading“
Long-Term Equity Incentive Compensation
” above, the actual number of performance-based restricted stock units that vest each year is based on performance against target EBITDA for 1 year, cumulative 2 years and cumulative 3 years, respectively.

In determining each of the above metrics for purposes of calculating the annual cash incentive payment and the payout percentages for performance-based restricted stock units, the Compensation Committee will exclude any items determined by the Committee to be extraordinary and not considered in the establishment of the target. Other than pretax income, operating cash flow and EBITDA, there are no other financial performance metrics utilized by the Company in Annual Cash Incentive Compensation or Long-Term Equity Incentive Compensation.
The first table below illustrates the relationship between (a) the executive compensation actually paid to the PEOs and the average executive compensation paid to the other named executive officers to (b) the TSR of the Company and its Peer Group. The second table below illustrates the relationship between (a) the executive compensation actually paid to the PEOs and the average executive compensation paid to the other named executive officers to (b) the net income and the pretax net income of the Company.

TREX COMPANY, INC.	2023 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

42	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

  Pay Ratio Disclosure

Under Item 402(u) of the SEC’s Regulation S-K, the Company is required to disclose annually the ratio of the annual total compensation of the median employee (“Median Employee”) to the total annual compensation of the principle executive officer (“PEO”). The purpose of this disclosure is to provide a measure of the equitability of pay within an organization.

The Company’s PEO on December 31, 2022 is Mr. Fairbanks. To determine Mr. Fairbank’s total annual compensation for purposes of pay ratio disclosure, we have used the same methodology used in the Summary Compensation Table.

We identified the Median Employee by examining the 2022 total compensation, as reported on applicable tax statements, for all employees, domestic and foreign, excluding our PEO, who were employed by us on December 31, 2022. We included all full-time, part-time, seasonal or temporary employees. We did not include temporary workers employed by a third party (i.e., “leased workers”). For any full-time or part-time employees hired during 2022 or for any employee on an unpaid leave of absence during the year, we annualized their compensation. We did not do this for seasonal or temporary employees. Once we determined the identity of the Median Employee, we calculated such employee’s 2022 compensation using the same methodology as that used in the Summary Compensation Table for Mr. Fairbanks.

The Company believes its compensation philosophy and process yield an equitable result. The ratio of the total annual compensation of our PEO to the Median Employee is as follows:

Median Employee Total Annual Compensation	$61,175
Mr. Fairbanks (“PEO”) Total Annual Compensation	$3,255,722
Ratio of PEO to Median Employee Total Annual Compensation	53.2:1.0

  Retention Agreements

On May 2, 2018, the Company entered into Retention Agreements (the “Retention Agreements”) with three (3) of the named executive officers (collectively, the “Recipients,” or individually a “Recipient”) pursuant to which the Company awarded restricted stock units (“RSUs”) and will make cash payment awards to the Recipients, with the RSUs vesting and the cash payments being made only if certain retention conditions are met. The Recipients were: Bryan H. Fairbanks, the Company’s Executive Vice President and Chief Financial Officer at the time, and the current President and Chief Executive Officer; Adam D. Zambanini, the Company’s President of Trex Residential Products; and William R. Gupp, the Company’s Senior Vice President, Chief Legal Officer and Secretary.

The Retention Agreements for the Recipients are identical in form and provide that in the event the Recipient is actively employed by the Company on a specific date, the RSUs will vest and the cash payment will be made to such Recipient.

The Retention Dates for Mr. Fairbanks, Mr. Zambanini and Mr. Gupp are as follows:

Recipient	Retention Date

Bryan H. Fairbanks	November 2, 2021

Adam D. Zambanini	November 2, 2022

William R. Gupp	May 2, 2023

The aggregate value of the RSUs and the cash payment for each of the Recipients is two (2) times their then current base salary and target cash incentive, with 50% of such amount being reflected in RSUs and 50% of such

TREX COMPANY, INC.	2023 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

amount being reflected in a cash payment. The value and number (based upon the closing market price of the stock on May 2, 2018) of RSUs that will vest, and the cash payment that will be paid, if the retention conditions are met, are as follows:

Executive Officer	Grant Date Value of RSUs/Number of RSUs (1)	Cash Payment
Bryan H. Fairbanks	$494,720 / 18,840	$494,720
Adam D. Zambanini	$436,800 / 16,636	$436,800
William R. Gupp	$574,090 / 20,784	$574,090

(1)

The Company completed two-for-one stock splits payable in the form of a stock dividend on June 18, 2018 to stockholders of record on May 23, 2018, and September 14, 2020 to stockholders of record on August 19, 2020. The share numbers above are reflected on a post-split basis.

The RSUs will be granted pursuant to the Trex Company, Inc. 2014 Stock Incentive Plan.

The Retention Agreements provide that the RSUs shall vest, and the cash payment will be made, in the event of the death or disability of the Recipient, if the Company terminates the Recipient’s employment without “cause”, or if the Recipient resigns for “good reason,” prior to the Recipient achieving the applicable Retention Date. For this purpose, “cause” shall mean (i) Recipient’s willful or grossly negligent misconduct, or subversive, disruptive or insubordinate behavior, that is materially injurious to the Company; (ii) Recipient’s embezzlement or misappropriation of funds or property of the Company; (iii) Recipient’s conviction of a felony or the entrance of a plea of guilty or nolo contendere to a felony; (iv) Recipient’s conviction of any crime involving fraud, dishonesty, moral turpitude or breach of trust or the entrance of a plea of guilty or nolo contendere to such a crime; or (v) Recipient’s willful failure or refusal by Recipient to devote his full business time (other than on account of disability or approved leave) and attention to the performance of his duties and responsibilities if such breach has not been cured within 15 days after written notice thereof is given to the Recipient by the Board, and “good reason” shall mean (i) a material and adverse change in Recipient’s status or position(s) as an officer or management employee of the Company, including, without limitation, any adverse change in his status or position as an employee of the Company as a result of a material diminution in his duties or responsibilities (other than, if applicable, any such change directly attributable to the fact that the Company is no longer publicly owned) or the assignment to him of any duties or responsibilities which are materially inconsistent with such status or position(s) (other than any isolated and inadvertent failure by the Company that is cured promptly upon his giving notice), or any removal of Recipient from or any failure to reappoint or reelect him to such position(s) (except in connection with Recipient’s termination other than for good reason); (ii) a 10% or greater reduction in Recipient’s aggregate base salary and targeted bonus, other than any such reduction proportionately consistent with a general reduction of pay across the executive staff as a group, as an economic or strategic measure due to poor financial performance by the Company; (iii) the failure by the Company or any successor to continue in effect any material employee benefit plan (excluding any equity compensation plan) in which the Recipient is participating (or plans providing the Recipient with similar benefits that are not materially reduced in the aggregate) other than as a result of the normal expiration of any such plan in accordance with its terms; or the taking of any action, or the failure to act, by the Company or any successor which would adversely affect the Recipient’s continued participation in any of such plans on at least as favorable a basis to him or which would materially reduce his benefits under any of such plans, or (iv) Company’s requiring Recipient to be based at an office that is both more than 50 miles from where his office is located and further from his then current residence.

The Company entered into Retention Agreements with the Recipients in order to ensure an orderly transition when Mr. Cline, the Company’s then current President and Chief Executive Officer, who was 66 years of age on the date the Retention Agreements were executed, eventually retired, and a new Chief Executive Officer was appointed. The Board of Directors implemented this retention plan reflecting their confidence in the senior management team’s ability to continue to provide outstanding results and encourage them to continue to focus on the current and future growth of the Company through the transition period.

On November 2, 2021, Mr. Fairbanks was paid a cash payment of $494,720 and 18,840 RSUs vested in accordance with the terms of his Retention Agreement. On November 2, 2022, Mr. Zambanini was paid a cash payment of $436,800 and 16,636 RSUs vested in accordance with the terms of his Retention Agreement.

44	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

  Perquisites

The Company provides a limited number of perquisites to its named executive officers. The perquisites offered to each named executive officer in 2022 include 401K contributions, a monthly company car allowance, life insurance premiums, the cost of an executive physical exam, and with respect to Mr. Zambanini, his retention payment described above.

The Compensation Committee believes that the benefits the Company and the named executive officers derive from perquisites more than offset their costs to the Company. The personal benefits are considered to constitute a part of the Company’s overall program and are presented in this light as part of the total compensation package approved by the Compensation Committee at the time of an executive officer’s hiring or promotion, as part of the Compensation Committee’s review of each named executive officer’s annual total compensation, and in compensation discussions with named executive officers.

The Compensation Committee oversees the design, implementation and administration of all the Company benefit programs, including perquisites. The Compensation Committee, with the assistance of its consultant, periodically reviews the cost and prevalence of these programs to determine whether they are in line with competitive practices and are warranted based upon business needs and the contributions of the named executive officers.

Additional information about these perquisites can be found in the “All Other Compensation Table” below.

  Additional Information on our Program

Stock Ownership Guidelines

To align our officers’ and directors’ interests with those of our stockholders, the Board in December 2013 instituted Stock Ownership Guidelines (the “Guidelines”).

Under the Guidelines, each executive officer is required to own and hold, as a minimum, that number of shares of the Company’s common stock having a market value of at least a stated multiple of the executive officer’s base salary. The stated multiple for the Chief Executive Officer is 3, for a Senior Vice President, Executive Vice President, or President of Trex Residential Products is 1.5, and for a Vice President is 1. For purposes of the Guidelines, common stock includes shares of common stock no matter how acquired (i.e., vesting of restricted shares or restricted stock units, or shares purchased on the open market), unvested time-based restricted shares or restricted stock units, and unvested performance-based restricted shares or restricted stock units at target levels.

Executive officers have 5 years from the adoption of the Guidelines or 5 years from becoming an executive officer, whichever occurs later, to comply with the ownership requirements. Each named executive officer meets the current minimum requirements.

Anti-Hedging and Anti-Pledging Policy

The Board adopted in October 2013 a policy that prohibits our executive officers from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of Company equity (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds), or pledging, hypothecating, or otherwise encumbering Company equity as collateral for indebtedness.

Clawback Policy

The Board adopted in October 2013 a “clawback” policy with respect to incentive-based compensation. The policy provides that in the event of a restatement of the Company’s financial results due to any fraudulent actions or executive misconduct, the Compensation Committee is entitled to recover from executive officers any incentive-based compensation that would not otherwise have been awarded to such persons under the as-restated financial statements during the three years preceding the date of the restatement.

TREX COMPANY, INC.	2023 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

Does the Company have Severance or Change in Control Agreements with its named executive officers?

The named executive officers have severance agreements, which provide for certain benefits upon an involuntary termination. These agreements promote retention of high-performing individuals and also assist in recruiting and retaining key employees by providing competitive arrangements. In addition, the Company has entered into change in control agreements with the named executive officers to provide certain cash payments to the officers upon a termination following a change in control, which is in the form of a “double trigger.” In addition, such agreements provide for an acceleration of equity grants upon a change in control. Change in control agreements are designed to protect executives in the event of a change in control, and provide security for executives against sudden or arbitrary termination in connection with a change in control. The provisions of each agreement were determined by analysis of peer group and market trends and practices and are set at competitive levels with industry practice.

For a discussion of these arrangements, including the estimated quantification of these amounts, see the Severance and Change in Control Agreements discussion following this Compensation Discussion and Analysis.

How do our decisions regarding each element affect decisions regarding the other elements?

The Compensation Committee considers total cash and equity compensation when setting the compensation of executive officers. In doing so, the Compensation Committee considers the retention value of the long-term equity currently held by the executive. Based on this review, the Compensation Committee may decide to adjust one or more elements of an executive’s total compensation. The Compensation Committee aims to provide competitive total direct compensation and assesses an executive’s total compensation package when looking at the executive’s competitive standing relative to the market. Additionally, the Compensation Committee seeks to provide a competitive compensation mix, with discretion depending on factors deemed relevant to the Compensation Committee, such as individual performance, internal equity, and historical pay practices. Certain compensation decisions may specifically affect other elements of compensation. For example, because potential annual cash incentive and long-term equity incentive payouts are based on the executive’s base salary, increases in base salary also increase the amount of such payouts.

What are the tax and accounting considerations that factor into decisions regarding executive compensation?

We consider tax and accounting implications in determining our compensation programs.

Policy on Deductibility of Named Executive Officer Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes the tax deductibility of a named executive officer’s compensation that exceeds $1,000,000 per year. The Tax Cuts and Jobs Act, which became effective as of January 1, 2018, modified Section 162(m) provisions, including the elimination of the “performance-based exception” that previously allowed certain performance-based compensation meeting specific requirements to qualify for full tax deductibility by the Company. As a result of the tax law changes, compensation paid to designated “covered executives”, including current and former named executive officers, in excess of $1,000,000 per individual will generally not be deductible, whether or not it is performance-based. Although the Compensation Committee has historically attempted to structure executive compensation to preserve deductibility, it also reserves the right to provide compensation that may not be fully deductible in order to maintain flexibility in compensating named executive officers in a manner consistent with our compensation philosophy, as deemed appropriate. The Compensation Committee believes that stockholder interests are best served by not restricting the Committee’s discretion in this regard, even though such compensation may result in non-deductible compensation expenses to the Company.

Internal Revenue Code Section 409A.    The Company reviews its compensation plans and programs for compliance with Section 409A of the Internal Revenue Code and the relevant Treasury Resolutions regarding nonqualified deferred compensation.

46	TREX COMPANY, INC.	2023 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Impact of FASB ASC Topic 718.    The accounting standards applicable to the various forms of long-term incentive plans under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 is one factor that the Company considers in the design of its long-term equity incentive programs. The Company monitors its FASB ASC Topic 718 expense to ensure that it is reasonable, but expense will not be the most important factor in making decisions about our long-term incentive plans.

TREX COMPANY, INC.	2023 PROXY STATEMENT	47

Report of the Compensation Committee of the Board of Directors of Trex Company, Inc.

The Compensation Committee of the Board of Directors (the “Board”) of Trex Company, Inc. (the “Company”) has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis above, and recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2023 Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted,

THE COMPENSATION COMMITTEE

Jay M. Gratz, Chairman

Michael F. Golden

Kristine L. Juster

Gerald Volas

48	TREX COMPANY, INC.	2023 PROXY STATEMENT

The following tables, narrative and footnotes discuss the compensation of our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, and our two other most highly compensated executive officers, during 2022. These individuals were the only executive officers of the Company during 2022 for whom this information is required under SEC rules.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	SAR Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Bryan H. Fairbanks (4) President and Chief Executive Officer	2022	722,000	—	2,125,000	375,000	0	—	33,722	3,255,722
	2021	612,500	—	1,301,563	229,688	1,408,750	—	527,175	4,079,676
	2020	496,500	—	518,765	91,547	783,033	—	28,947	1,918,792
Adam D. Zambanini (5) President of Trex Residential Products	2022	468,000	—	702,950	124,050	0	—	459,704	1,754,704
	2021	425,000	—	559,938	98,813	637,500	—	28,640	1,749,891
	2020	393,750	—	518,765	91,547	497,823	—	26,870	1,528,755
Dennis C. Schemm (6) Senior Vice President and Chief Financial Officer	2022	453,600	—	607,750	107,250	0	—	30,032	1,198,632
	2021	405,000	—	499,163	88,088	567,000	—	30,087	1,589,338
	2020	242,964	50,000	340,000	60,000	245,746	—	6,849	945,559
William R. Gupp (7) Senior Vice President, Chief Legal Officer and Secretary	2022	434,000	—	534,905	94,395	0	—	30,041	1,093,341
	2021	390,000	—	480,675	84,825	546,000	—	31,447	1,532,947
	2020	372,600	—	459,230	81,041	439,677	—	26,854	1,379,402

(1)

Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14, Stock-based Compensation, to the Company’s audited Consolidated Financial Statements in the 2022 Form 10-K, as filed with the SEC. Additional information regarding the design of the long-term equity incentive compensation plan, including a description of the performance-based conditions applicable to 2022 awards, is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(2)

Additional information regarding the design of the annual cash incentive plan, including a description of the performance-based conditions applicable to 2022 awards, is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(3)	See the “All Other Compensation Table” below for additional information on these amounts for 2022.

(4)

Stock Awards to Mr. Fairbanks in 2022 include performance-based restricted stock units, for which the grant date value reported above based on performance at target is $1,250,000 and the maximum grant date value if the highest level of performance is achieved is $2,500,000.

(5)

Stock Awards to Mr. Zambanini in 2022 include performance-based restricted stock units, for which the grant date value reported above based on performance at target is $413,500 and the maximum grant date value if the highest level of performance is achieved is $827,000.

(6)

Mr. Schemm’s employment began on April 20, 2020. Upon such appointment, Mr. Schemm was granted performance-based restricted stock units, for which the grant date value reported above based on performance at target is $200,000 and the maximum grant date value if the highest level of performance is achieved is $400,000. Mr. Schemm also received a sign-on cash bonus of $50,000. Stock Awards to Mr. Schemm in 2022 include performance-based restricted stock units, for which the grant date value reported above based on performance at target is $357,500 and the maximum grant date value if the highest level of performance is achieved is $715,000.

(7)

Stock Awards to Mr. Gupp in 2022 include performance-based restricted stock units, for which the grant date value reported above based on performance at target is $314,650 and the maximum grant date value if the highest level of performance is achieved is $629,300.

TREX COMPANY, INC.	2023 PROXY STATEMENT	49

All Other Compensation Table

Name	401(k) Matching Contribution ($) (1)	Car Allowance ($) (2)	Life Insurance Premiums ($) (3)	Executive Physical ($)(4)	Retention Agreement ($) (5)	Total Other Compensation ($)
Bryan H. Fairbanks	18,300	12,000	708	2,714	—	33,722
Adam D. Zambanini	13,300	9,000	604	0	436,800	459,704
Dennis C. Schemm	18,300	9,000	577	2,155	—	30,032
William R. Gupp	18,300	9,000	556	2,185	—	30,041

(1)

Represents company matching contributions to the Company’s 401(k) plan. The Company matches up to 6% of an employee’s annual salary, not to exceed the limitations imposed under the rules of the Internal Revenue Service.

(2)	Represents the cost of company automobile allowance.

(3)	Represents company payments for life insurance premiums.

(4)	Represents the cost of company payment for executive health physicals provided to executive officers by Johns Hopkins Medicine.

(5)	Represents cash compensation paid to Mr. Zambanini pursuant to the Retention Agreement discussed in the “Compensation Discussion and Analysis” section above under “Retention Agreements.”

50	TREX COMPANY, INC.	2023 PROXY STATEMENT

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Awards; Number of Underlying SARs (#) (4)	Exercise or Base Price of SAR Awards ($/Sh)	Grant Date Fair Value of Stock and SAR Awards ($) (5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bryan H. Fairbanks		51,894	830,300	1,660,600
	2/23/2022				1,270	15,242	30,484	10,669	11,062	82.01	2,500,000
Adam D. Zambanini		21,938	351,000	702,000
	2/23/2022				420	5,042	10,084	3,529	3,659	82.01	827,000
Dennis C. Schemm		19,845	317,520	635,040
	2/23/2022				363	4,359	8,718	3,051	3,164	82.01	715,000
William R. Gupp		18,988	303,800	607,600
	2/23/2022				320	3,837	7,674	2,686	2,785	82.01	629,300

(1)

Represents threshold, target and maximum payout levels under the annual cash incentive plan for 2022 performance. Additional information regarding the design of the annual cash incentive plan, including a description of the performance-based conditions applicable to 2022 awards, is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(2)

Represents threshold, target and maximum payout levels (number of shares) for performance-based restricted stock units granted in 2022. Additional information regarding the design of the long-term equity incentive compensation plan, including a description of the performance-based conditions applicable to 2022 awards, is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(3)

Represents number of shares of time-based restricted stock units granted in 2022. Additional information regarding the design of the long-term equity incentive compensation plan is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(4)

Represents number of stock appreciation rights granted in 2022. Additional information regarding the design of the long-term equity incentive compensation plan is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(5)

Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14, Stock-based Compensation, to the Company’s audited Consolidated Financial Statements in the 2022 Form 10-K.

TREX COMPANY, INC.	2023 PROXY STATEMENT	51

Outstanding Equity Awards at Fiscal-Year End

Executive Officer and Grant Date	Option/SAR Awards				Stock Awards
	Number of Securities Underlying Unexercised Options / SARs Exercisable (#) (1) (4)	Number of Securities Underlying Unexercised Options/ SARs Unexercisable (#) (1) (4)	Option / SAR Exercise Price ($)	Option / SAR Expiration Date (2)	Number of Shares of Stock Not Vested (#) (1) (4)	Market Value of Shares of Stock Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1) (4) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Bryan H. Fairbanks
2/14/2018	4,832	—	28.11	2/14/2028	—	—	—	—
2/13/2019	5,900	—	38.85	2/13/2029	—	—	—	—
2/19/2020	3,424	1,712	50.83	2/19/2030	1,401	59,304	2,000	84,660
2/17/2021	1,477	2,954	104.56	2/17/2031	3,417	144,642	4,881	206,613
2/23/2022	—	11,062	82.01	2/23/2032	10,669	451,619	15,242	645,194
Adam D. Zambanini
2/15/2017	2,170	—	17.52	2/15/2027	—	—	—	—
2/14/2018	4,264	—	28.11	2/14/2028	—	—	—	—
2/13/2019	5,900	—	38.85	2/13/2029	—	—	—	—
2/19/2020	3,424	1,712	50.83	2/19/2030	1,401	59,304	2,000	84,660
2/17/2021	636	1,270	104.56	2/17/2031	1,470	62,225	2,100	88,893
2/23/2022	—	3,659	82.01	2/23/2032	3,529	149,383	5,042	213,428
Dennis C. Schemm
4/20/2020	2,468	1,234	42.88	4/20/2030	1,089	46,097	1,554	65,358
2/17/2021	567	1,132	104.56	2/17/2031	1,310	55,452	1,872	79,242
2/23/2022	—	3,164	82.01	2/23/2032	3,051	129,149	4,359	184,516
William R. Gupp
2/12/2013	6,640	—	5.49	2/12/2023	—	—	—	—
2/15/2017	9,548	—	17.52	2/15/2027	—	—	—	—
2/14/2018	6,192	—	28.11	2/14/2028	—	—	—	—
5/2/2018	—	—	—	—	21,864 (6)	925,503	—	—
2/13/2019	5,298	—	38.85	2/13/2029	—	—	—	—
2/19/2020	3,030	1,514	50.83	2/19/2030	1,240	52,489	1,770	74,924
2/17/2021	546	1,090	104.56	2/17/2031	1,262	53,421	1,802	76,279
2/23/2022	—	2,785	82.01	2/23/2032	2,686	113,698	3,837	162,420

(1)

The Company completed two-for-one stock splits payable in the form of a stock dividend on May 7, 2014 to stockholders of record on April 7, 2014, on June 18, 2018 to stockholders of record on May 23, 2018, and on September 14, 2020 to stockholders of record on August 19, 2020. The numbers shown above reflect numbers on a post-split basis.

(2)	The term of each SAR is ten years. (Under the 2014 Stock Incentive Plan, the term is extended by one year if the grantee dies in the tenth year of the term.)

(3)

The value is calculated based on the $42.33 closing price of the Company’s common stock on the NYSE on December 30, 2022, the last market trading day of the year, times the number of restricted time-based units that are unvested (and at target with respect to performance-based restricted stock units).

(4)	Vests in three equal annual installments beginning on the first anniversary of the grant date.

(5)

Represents target number of performance-based restricted stock units that vest over a 3-year time period based on performance against target EBITDA for 1 year, cumulative 2 years and cumulative 3 years, respectively. Additional information regarding the design of the long-term equity incentive compensation plan, including a description of the performance-based conditions, is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(6)	Represents time-based restricted stock units granted pursuant to the Retention Agreements discussed in the “Compensation Discussion and Analysis” section above under “Retention Agreements.”

52	TREX COMPANY, INC.	2023 PROXY STATEMENT

2022 Option / SAR Exercises and Stock Vested

	Option/SAR Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Bryan H. Fairbanks (3)	—	—	17,535	1,460,776
Adam D. Zambanini (4)	—	—	30,415	1,817,701
Dennis C. Schemm (5)	—	—	6,724	559,842
William R. Gupp (6)	—	—	12,194	1,013,913

(1)

The Company completed two-for-one stock splits payable in the form of a stock dividend on September 14, 2020 to stockholders of record on August 19, 2020. The numbers shown above reflect numbers on a post-split basis.

(2)	The value is calculated based on the closing price of the Company’s common stock on the date of vesting (as set forth below in footnotes 3 - 6), times the number of vested shares.

(3)

The amount shown for “Stock Awards” reflects 1,744 restricted stock units that vested on February 13, 2022 at a market price of $85.29, 1,709 restricted stock units that vested on February 17, 2022 at a market price of $89.17, 1,400 restricted stock units that vested on February 19, 2022 at a market price of $85.42, and 12,682 restricted stock units that vested on February 23, 2022 at a market price of $82.01.

(4)

The amount shown for “Stock Awards” reflects 1,744 restricted stock units that vested on February 13, 2022 at a market price of $85.29, 735 restricted stock units that vested on February 17, 2022 at a market price of $89.17, 1,400 restricted stock units that vested on February 19, 2022 at a market price of $85.42, 9,900 restricted stock units that vested on February 23, 2022 at a market price of $82.01, and 16,636 restricted stock units that vested on November 2, 2022 at a market price of $40.39.

(5)

The amount shown for “Stock Awards” reflects 656 restricted stock units that vested on February 17, 2022 at a market price of $89.17, 1,088 restricted stock units that vested on February 19, 2022 at a market price of $85.42, and 4,980 restricted stock units that vested on February 23, 2022 at a market price of $82.01.

(6)

The amount shown for “Stock Awards” reflects 1,566 restricted stock units that vested on February 13, 2022 at a market price of $85.29, 631 restricted stock units that vested on February 17, 2022 at a market price of $89.17, 1,240 restricted stock units that vested on February 19, 2022 at a market price of $85.42, and 8,757 restricted stock units that vested on February 23, 2022 at a market price of $82.01.

TREX COMPANY, INC.	2023 PROXY STATEMENT	53

Equity Compensation Plan Information

The following table sets forth the following information as of December 31, 2022 for (1) all equity compensation plans previously approved by the Company’s stockholders, and (2) all equity compensation plans not previously approved by the Company’s stockholders:

∎	the number of securities to be issued upon the exercise of outstanding options, SARs, warrants and rights;

∎	the weighted average exercise price of such outstanding options, SARs, warrants and rights; and

∎	other than securities to be issued upon the exercise of such outstanding options, SARs, warrants and rights, the number of securities remaining available for future issuance under the plans.

	Number of securities to be issued upon exercise for outstanding options, SARs, warrants and rights (a)	Weighted average exercise price of outstanding options, SARs, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1) (4)	233,869 (2)	$40.64	11,047,894 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	233,869 (2)	$40.64	11,047,894 (3)

(1)	Consists of the 2014 Stock Incentive Plan, the Outside Director Plan, and the 1999 Employee Stock Purchase Plan.

(2)	Excludes 181,770 shares of restricted stock units outstanding under the 2014 Stock Incentive Plan as of December 31, 2022 (with performance-based restricted stock units at target).

(3)

Represents 10,584,238 shares remaining available for future issuance under the 2014 Stock Incentive Plan and 536,336 shares remaining available for future issuance under the 1999 Employee Stock Purchase Plan. Shares of common stock issuable under the Outside Director Plan are issued pursuant to the 2014 Stock Incentive Plan.

(4)

Per Note 14, Stock-based Compensation, to the Company’s audited Consolidated Financial Statements in the 2022 Form 10-K, as filed with the SEC, the weighted average exercise price of outstanding SARs is $40.64, and the weighted average remaining contractual life of outstanding SARs is 5.5 years.

54	TREX COMPANY, INC.	2023 PROXY STATEMENT

Severance and Change in Control Agreements

Severance Agreements

In light of competitive market practices, based on the findings in a study completed by the Compensation Committee’s independent consultant, the Compensation Committee has approved severance agreements with the named executive officers, which provide for certain benefits upon an involuntary termination. These agreements promote retention of high-performing individuals and also assist in recruiting and retaining key employees by providing competitive arrangements.

The severance agreements with each of the named executive officers provide for the payment of severance compensation and benefits to the covered executive officer (the “covered executive”) if the Company terminates the covered executive’s employment without “cause” or if the covered executive resigns for “good reason.” For purposes of the severance agreements, “cause” includes events specified in the severance agreement, including the covered executive’s willful or grossly negligent misconduct that is materially injurious to the Company, embezzlement or misappropriation of funds or property of the Company, conviction of a felony or any crime involving fraud, dishonesty, moral turpitude or breach of trust, or willful failure or refusal to devote full business time and attention to the performance of duties, and “good reason” includes events specified in the severance agreement, including a material and adverse change in the covered executive’s status or position with the Company, a 10% or greater reduction in the covered executive’s aggregate base salary and targeted annual incentive other than as part of general reduction in executive compensation, or the relocation of the covered executive’s office more than 50 miles from the current office and further than his then-current residence.

In the event the Company terminates the covered executive’s employment without “cause” or if the covered executive resigns for “good reason”, the covered executive will be entitled to receive the following:

∎

a lump-sum cash payment equal to the sum of (1) the covered executive’s accrued base salary and accrued vacation pay plus (2) if not previously paid, the covered executive’s annual cash incentive earned for the preceding fiscal year;

∎

a lump-sum cash payment equal to 2 times for the CEO and 1 time for the other named executive officers the sum of (1) the covered executive’s base salary then in effect, plus (2) an amount equal to the greater of (a) the covered executive’s targeted annual cash incentive for the year immediately prior to the year in which his employment terminates, or (b) the covered executive’s actual annual cash incentive earned for the preceding year;

∎

continued health and dental plan benefits on the same terms and conditions as though the covered executive had remained an active employee (or payment of the necessary amount to obtain equivalent coverage if Company coverage is not possible), for the shorter of 12 months or until equivalent coverage is obtained from a new employer; and

∎

accelerated vesting of all outstanding long-term equity incentive awards, including, but not limited to, stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares (at the targeted payment level).

Notwithstanding the foregoing, in the event the covered executive would receive any payment that would otherwise be subject to interest and additional tax imposed under Section 409A of the Internal Revenue Code, then no such payment shall be payable prior to the date that is the earliest of (a) six months after the covered executive’s date of termination of employment, (b) the covered executive’s death, or (c) such other date as will cause such payment not to subject to such interest and additional tax. However, this shall not prevent payment to the covered executive during such six-month period of an aggregate amount not exceeding the lesser of (a) two times the sum of the covered executive’s annualized compensation based upon the annual rate of pay for the taxable year preceding the taxable year of the separation from service, or (b) two times the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Internal Revenue Code for the year in which the covered executive has a separation from service, as permitted pursuant to Treasury Regulation §1.409A-1(b)(9)(iii).

If the covered executive’s employment is terminated during a change in control protection period under his change in control severance agreement, described below, the covered executive will be entitled to receive the

TREX COMPANY, INC.	2023 PROXY STATEMENT	55

SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

severance payments specified under that agreement instead of the foregoing payments under his severance agreement.

The covered executive is not entitled to any additional severance payments or benefits under his severance agreement if his employment is terminated by the Company for cause, by the covered executive without good reason, or if it terminates due to his death or disability.

The current term of each severance agreement ends on August 3, 2023, unless it is extended by mutual agreement of the parties.

Change in Control Severance Agreements

In light of competitive market practices, based on the findings in a study completed by the Compensation Committee’s independent consultant, the Compensation Committee has approved change in control severance agreements for the CEO and the other named executive officers. The agreements are intended to help retain these named executive officers, maintain a stable work environment and provide economic security to certain key employees in the event of termination of their employment in connection with a change in control.

Pursuant to these agreements, if, within the period beginning 90 days before and ending two years after a “change in control” of the Company, (1) the employment of the executive, who we refer to as a “covered executive,” is terminated by the Company (other than a termination for “cause” or by reason of death or disability) or (2) if the covered executive terminates his employment for “good reason” (either event constituting a “double trigger”), the covered executive will receive severance benefits. For the purposes of the change in control severance agreements, “cause” and “good reason” are defined in a similar manner as in the severance agreements discussed above.

Upon such termination, the covered executive will receive:

∎

a lump-sum cash payment equal to the sum of (1) the covered executive’s accrued base salary and accrued vacation pay, plus (2) if not previously paid, the covered executive’s annual cash incentive earned for the preceding fiscal year, plus (3) the covered executive’s targeted annual cash incentive for the year in which the severance occurs, pro-rated based upon the number of days he was employed during such year;

∎

a lump sum severance payment equal to 2.99 times for the CEO and 1.5 times for the other named executive officers the sum of (1) the covered executive’s annual base salary (in effect immediately prior to the change in control or termination, whichever is greater), plus (2) the greater of (a) the covered executive’s target annual cash incentive for the year immediately prior to the year in which the change in control occurs, (b) the covered executive’s target annual cash incentive for the year of the termination of employment, or (c) the covered executive’s actual annual cash incentive for the last fiscal year immediately prior to the year of the termination of employment; and

∎

continuation of group health and dental insurance, and group life insurance, on the same terms and conditions as though the covered executive had remained an active employee (or payment of the necessary amount to obtain equivalent coverage if Company coverage is not possible), for the shorter of 18 months or until coverage is obtained from a new employer.

Notwithstanding the foregoing, the change in control severance agreements provide that, to the extent necessary to avoid imposition of the excise tax under Section 4999 of the Internal Revenue Code in connection with a change in control, the amounts payable or benefits to be provided to the covered executive shall be reduced such that the reduction of compensation to be provided to the covered executive is minimized. In applying this principle, the reduction shall be made in a manner consistent with the requirements of Section 409A of the Internal Revenue Code, and where two economically equivalent amounts are subject to reduction but payable at different times, such amounts shall be reduced on a pro rata basis (but not below zero).

If a change in control occurs during the term of these change in control severance agreements, the covered executive will be entitled to accelerated vesting of all outstanding long-term equity incentive awards, including, but not limited to, stock options, stock appreciation rights, restricted stock, restricted stock units, and performance shares (at the targeted payment level) (whether or not there is a loss of employment).

A change in control is generally defined as (1) the acquisition by any person or entity of 35% of the Company’s outstanding stock, (2) a merger where the stockholders of the Company immediately prior to the merger would

56	TREX COMPANY, INC.	2023 PROXY STATEMENT

SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

not own at least 50% of the outstanding stock of the Company after such merger, (3) a sale of all or substantially all of the assets of the Company, or (4) during any two-year period, the directors in office at the beginning of such period ceasing to be a majority of the board, unless the nomination of each new director during such period was approved by at least two-thirds of the directors in office at the beginning of such period.

The table below reflects the amount of compensation payable to the CEO and each of the Company’s other named executive officers in the event of termination of such officer’s employment (including termination by death or disability) and/or a change in control. The amounts shown assume that such termination and/or change in control was effective as of December 31, 2022 and thus includes amounts earned through such date. These figures are estimates of the amounts which would be paid to the officers upon their termination and/or a change in control. The actual amounts to be paid can only be determined at the time of such event.

TREX COMPANY, INC.	2023 PROXY STATEMENT	57

Severance and Change in Control Compensation as of December 31, 2022

Executive Officer	Termination by reason of:	Cash ($)	Benefit Continuation ($) (1)	Intrinsic Value of Equity Awards as of 12/30/22 ($) (2)	Outplacement Services ($) (3)	Benefit Reduction ($) (4)	Total Benefit ($)

Bryan H. Fairbanks	Cause or Voluntary Termination	—	—	—	—	—	—
	Death or Disability (5)	—	—	1,592,031	—	—	1,592,031
	Involuntary Termination (6)	4,261,500	21,679	1,592,031	—	—	5,875,210
	Change in Control (7)	—	—	1,592,031	—	—	1,592,031
	Termination in connection with Change in Control (7)	7,201,243	34,381	1,592,031	25,000	—	8,852,655
Adam D. Zambanini	Cause or Voluntary Termination	—	—	—	—	—	—
	Death or Disability (5)	—	—	657,893	—	—	657,893
	Involuntary Termination (6)	1,101,500	21,679	657,893	—	—	1,781,072
	Change in Control (7)	—	—	657,893	—	—	657,893
	Termination in connection with Change in Control (7)	2,032,650	33,647	657,893	25,000	—	2,749,190
Dennis C. Schemm	Cause or Voluntary Termination	—	—	—	—	—	—
	Death or Disability (5)	—	—	559,814	—	—	559,814
	Involuntary Termination (6)	1,020,600	21,679	559,814	—	—	1,602,093
	Change in Control (7)	—	—	559,814	—	—	559,814
		1,484,700	35,642	559,814	25,000	—	2,105,156
William R. Gupp	Cause or Voluntary Termination	—	—	—	—	—	—
	Death or Disability (5)	—	—	1,458,734	—	—	1,458,734
	Involuntary Termination (8)	1,554,090	18,952	1,458,734	—	—	3,031,776
	Change in Control (9)	—	—	1,458,734	—	—	1,458,734
	Termination in connection with Change in Control (9)	2,347,890	32,991	1,458,734	25,000	—	3,864,615

(1)	Reflects the Company’s portion of the cost of group health and dental insurance and group life insurance.

(2)

This value is calculated as the intrinsic value of all unvested equity awards held as of December 30, 2022 that would have vested upon death or disability, an involuntary termination, a change in control, or a termination in connection with a change in control based on the $42.33 closing price of the Company’s common stock on the NYSE on December 30, 2022, the last market trading day of the year.

(3)	Reflects estimated outplacement services available to the named executive officers by their change in control severance agreements.

(4)

To the extent that a Named Executive Officer’s change in control severance benefits would cause him to become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, this value would reflect the reduction of his severance benefits to the extent necessary to avoid the application of this tax, as stated in his change in control severance agreement.

(5)

The 2014 Stock Incentive Plan, and individual restricted stock unit agreements and SAR agreements provide that all unvested restricted stock units and unvested SARs immediately vest upon the death or disability of the executive (with performance-based restricted stock units vesting at target levels).

(6)	This represents benefits and payments under the severance agreements covering named executive officers discussed above.

(7)	This represents benefits and payments under the change in control severance agreements covering named executive officers discussed above.

(8)

This represents benefits and payments under the severance agreements covering named executive officers discussed above and the Retention Agreement discussed in the “Compensation Discussion and Analysis” section above under “Retention Agreements.”

(9)

This represents benefits and payments under the change in control severance agreements covering named executive officers discussed above and the Retention Agreement discussed in the “Compensation Discussion and Analysis” section above under “Retention Agreements.”

58	TREX COMPANY, INC.	2023 PROXY STATEMENT

The Company’s Compensation Policies and Practices as They Relate to Risk

The Company does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The annual cash incentive compensation plan described in the “Compensation Discussion and Analysis” section above is based upon achievement of annual financial targets, and potential cash incentive compensation opportunities are tempered so as not to place a disproportionate incentive on short-term financial results. In addition, the long-term equity incentive plan provides appropriate motivation to achieve long-term financial results as well, given that the ultimate value of the award is based upon the future value of the Company’s stock, and such awards constitute a significant portion of each executive’s total compensation package. The Company has constructed the performance factors in short- and long-term performance plans such that they balance focus on performance metrics with strong links to stockholder value creation and overall company performance, which we believe avoids any potential risks that may result from an imbalance in performance metrics.

TREX COMPANY, INC.	2023 PROXY STATEMENT	59

Report of the Audit Committee of the Board of Directors of Trex Company, Inc.

Jay M. Gratz, Gena C. Lovett, Patricia B. Robinson and Gerald Volas are members of the Audit Committee. Each of the members of the Audit Committee is considered independent under the NYSE listing standards and under the SEC’s audit committee independence standards. Mr. Volas serves as Chairman of the Audit Committee.

The Audit Committee operates under a written charter adopted by the Company’s Board of Directors.

During the fiscal year ended December 31, 2022, the Audit Committee of the Board of Directors (the “Board”) of Trex Company, Inc. (the “Company”) reviewed with the Company’s financial managers, the internal auditors and Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, the scope of the annual audit and audit plans, the results of internal and external audit examinations, the evaluation of the Company’s system of internal controls, the quality of the Company’s financial reporting, and the Company’s process for legal and regulatory compliance. The Audit Committee also monitored the progress and results of the testing of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

Management is responsible for the Company’s system of internal controls, the financial statements and the financial reporting process, and the assessment of the effectiveness of internal control over financial reporting. Ernst & Young is responsible for performing an integrated audit and issuing reports on the following: (1) the Company’s Consolidated Financial Statements, and (2) the Company’s internal control over financial reporting. As provided in its charter, the Audit Committee’s responsibilities include monitoring and overseeing these processes. The Audit Committee has reviewed and discussed the audited Consolidated Financial Statements for the fiscal year ended December 31, 2022 with management. The review included, among other things:

•	Ernst & Young reports to the Audit Committee regarding the conformity of the Company’s Consolidated Financial Statements with U.S. Generally Accepted Accounting Principles;

•	Areas of audit emphasis, particularly those presenting the greatest risk of material misstatement to the Company’s Consolidated Financial Statements;

•	The process used by management in formulating particularly sensitive accounting estimates and the basis for Ernst & Young’s conclusions regarding the reasonableness of these estimates;

•	The existence of, if any, audit adjustments and uncorrected Consolidated Financial Statement misstatements; and

•	Other material written communications between Ernst & Young and management.

Ernst & Young also communicated to the Audit Committee in writing any relationships between Ernst & Young and the Company and persons in financial reporting oversight roles at the Company and provided confirmation of their independence with respect to the Company as required under PCAOB Rules and relevant professional and regulatory standards.

Consistent with this oversight responsibility, Ernst & Young reports directly to the Audit Committee. The Audit Committee appointed Ernst & Young as the Company’s independent registered public accounting firm and approved the firm’s compensation.

The Audit Committee discussed with Ernst & Young the matters required to be discussed by the New York Stock Exchange, the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, and the American Institute of Certified Public Accountants’ Statement on Auditing Matters No. 61, Communication with Audit Committee, as amended, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from Ernst & Young the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and has discussed with Ernst & Young the firm’s independence from the Company and its management.

60	TREX COMPANY, INC.	2023 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TREX COMPANY, INC.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Gerald Volas, Chairman

Jay M. Gratz

Gena C. Lovett

Patricia B. Robinson

TREX COMPANY, INC.	2023 PROXY STATEMENT	61

Advisory Vote on Executive Compensation

(Proposal 2)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement, in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” section above for additional details about our executive compensation programs, including information about the fiscal year 2022 compensation of our named executive officers.

The Compensation Committee periodically reviews the compensation programs for our named executive officers to determine and confirm that they achieve (and continue to achieve) the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to vote on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and the Compensation Committee will consider the results of the vote in future decisions relating to executive compensation.

Approval of Proposal 2

Approval of this proposal will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy FOR this proposal. Abstentions from voting on these proposals will not be treated as votes cast on this matter, and therefore, will not have any effect on determining the outcome. Brokers may vote their shares on this proposal if they have voting instructions from the beneficial owners of the shares. Broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome.

The Board unanimously recommends that the stockholders of the Company vote FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

62	TREX COMPANY, INC.	2023 PROXY STATEMENT

Non-binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers.

(Proposal 3)

The Dodd-Frank Act enables our stockholders to approve, on an advisory (nonbinding) basis, how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 of this proxy statement. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one year, two years, or three years. This proposal is commonly known as a “say-on-frequency” proposal.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

The Board is aware of the significant interest in the level and form of executive compensation by investors in general and our stockholders in particular. The Board values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom the Board is ultimately accountable. As discussed in the Compensation Discussion and Analysis above, the Compensation Committee believes that the goals of the total compensation program for its executive officers should be designed to attract, motivate, and retain key talent to promote the long-term success of the Company, and to balance these objectives with a strong link to stockholder return and other measures of performance that drive total stockholder return. As discussed in the Compensation Discussion and Analysis portion of this proxy statement, the Compensation Committee annually reviews and structures the compensation program for the Company’s named executive officers. Similarly, an annual stockholder advisory vote on the compensation of the Company’s named executive officers will provide the timeliest stockholder feedback on the Company’s compensation philosophy, policies and practices as disclosed in the Company’s proxy statement each year. Accordingly, the Board has determined that an annual advisory vote on the compensation of our named executive officers is most appropriate.

You may cast your vote on your preferred voting frequency by choosing the option of one years, two years, or three years, or abstain from voting.

The say-on-frequency vote is advisory, and therefore not binding on the Company, the Compensation Committee, or our Board. Accordingly, we may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation on a different frequency than the option approved by our stockholders.

  Approval of Proposal 3

The option of one year, two years, or three years, that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the option of every one year as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

TREX COMPANY, INC.	2023 PROXY STATEMENT	63

Approve the Trex Company, Inc. 2023 Stock Incentive Plan

(Proposal 4)

The stockholders of the Company are asked to consider and vote upon a proposal to adopt the Trex Company, Inc. 2023 Stock Incentive Plan (the “2023 Plan”). The Company is seeking stockholder approval of the 2023 Plan to comply with NYSE stockholder approval requirements applicable to equity plans.

The Company’s board of directors unanimously approved the 2023 Plan on February 14, 2023. The 2023 Plan amends and restates in its entirety the Trex Company, Inc. 2014 Stock Incentive Plan (the “2014” Plan), which was approved by the Company’s stockholders at the annual meeting held on April 30, 2014.

The 2023 Plan will become effective and will supersede and replace the 2014 Plan as currently in effect with respect to future awards if the Company’s stockholders approve the 2023 Plan at this annual meeting. If stockholders do not approve the 2023 Plan, the 2014 Plan as currently in effect will remain in full force and effect in accordance with its terms, and the 2023 Plan will be null and void.

No awards under the 2023 Plan have been granted or will be granted unless and until the 2023 Plan is approved by stockholders at this annual meeting. The granting of awards under the 2023 Plan thereafter will be within the discretion of the Compensation Committee. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any such awards that may be subject to future grants to the Company’s executive officers, other employees, directors or other participants in the 2023 Plan.

Summary of Material Provisions of the 2023 Plan

A copy of the 2023 Plan is included as Appendix A to this proxy statement. The following summary of the material provisions of the 2023 Plan below is qualified in its entirety by the complete text of the 2023 Plan.

Purpose and Eligibility. The purpose of the 2023 Plan is to enhance the Company’s ability to attract and retain highly qualified officers, key employees, outside directors and other persons and to motivate such officers, key employees, outside directors and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the 2023 Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted stock and stock appreciation rights in accordance with the terms hereof, which are referred to collectively as “awards.”

Awards may be granted under the 2023 Plan to officers, directors (including non-employee directors) and other employees of the Company or any subsidiary thereof, to any adviser, consultant or other provider of services to the Company (and any employee thereof), and to any other individuals who are approved by the Compensation Committee as eligible to participate in the 2023 Plan. Only employees of the Company or any subsidiary thereof are eligible to receive incentive stock options (as defined below).

Effective Date and Term. If approved by stockholders at this annual meeting, the 2023 Plan will become effective on the date of stockholder approval. The 2023 Plan will terminate on the tenth anniversary of its effective date.

Administration, Amendment and Termination. The 2023 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to interpret the 2023 Plan, determine the terms and conditions of awards and make all other determinations necessary or advisable for the administration of the 2023 Plan. It is intended that the members of the Compensation Committee will be “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and “independent directors” for purposes of Section 303A.05 of the New York Stock Exchange, or “NYSE,” Listed Company Manual.

The Board, at any time and from time to time, may amend, suspend or terminate the 2023 Plan with respect to any shares of common stock as to which awards have not been made. No such action may amend the 2023 Plan without the approval of the Company’s stockholders if the amendment would materially increase the benefits under the 2023 Plan or if the amendment is required to be submitted for stockholder approval by applicable law, rule or regulation, including rules of the NYSE Without the consent of the participant or except as otherwise

64	TREX COMPANY, INC.	2023 PROXY STATEMENT

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

provided in the 2023 Plan or in any agreement evidencing the grant of an award, no amendment, suspension or termination of the 2023 Plan may alter or impair any right or obligation under any outstanding award.

Awards. Awards under the 2023 Plan may be made in the form of:

•	stock options, which may be either incentive stock options or non-qualified stock options;

•	restricted stock;

•	restricted stock units;

•	stock appreciation rights, or “SARs”;

•	unrestricted stock; or

•	any combination of the foregoing.

An “incentive stock option” is an option which meets the requirements of Section 422 of the Internal Revenue Code, and a “non-qualified stock option” is an option which does not meet such requirements. “Restricted stock” is an award of common stock on which are imposed restricted periods and restrictions which subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. “Restricted stock units” are awards which represent a conditional right to receive shares of common stock in the future and which are subject to the same types of restrictions and risk of forfeiture as restricted stock. A “stock appreciation right,” or “SAR,” is a right to receive upon exercise, in the form of common stock, cash or a combination thereof, the excess of the fair market value of one share of common stock on the exercise date over the grant price of such SAR. “Unrestricted stock” is an award of common stock that is free of restrictions other than those imposed pursuant to federal or state securities laws.

Shares Subject to the 2023 Plan. Subject to adjustment as described below, the total number of shares of common stock that will be available for new issuance under the 2023 Plan will be 4,150,000 shares as of the effective date of the 2023 Plan. Under the 2014 plan, the total number of shares of common stock that were available for issuance was 25,680,000. As of December 31, 2022, after consideration of shares granted, exercises, shares withheld for taxes, cancellations, and awarded and outstanding grants, a total of 10,584,238 shares were available for future issuance under the 2014 plan. The Company is affirmatively reducing the number of shares of common stock that will be available for new issuance under the 2023 Plan to 4,150,000.

Shares issued under the 2023 Plan may be authorized but unissued shares, treasury shares, or issued and outstanding shares that are purchased in the open market.

Any shares granted under the 2023 Plan which are forfeited to the Company because of the failure to meet an award contingency or condition will again be available for issuance pursuant to new awards. Any shares covered by an award, or portion of an award, granted under the plan which are forfeited or canceled, expire or are settled in cash, or are withheld by the Company to cover withholding taxes, will be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the 2023 Plan.

If any stock option is exercised by tendering shares (or if shares are withheld to satisfy tax withholding obligations in connection with such exercise), either actually or by attestation, to the Company as full or partial payment in connection with the exercise of a stock option under the 2023 Plan or any prior plan of the Company, only the number of shares issued net of the shares tendered will be deemed issued for purposes of determining the maximum number of shares available for issuance under the 2023 Plan. Shares issued under the 2023 Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another entity will not reduce the maximum number of shares available for issuance under the 2023 Plan. In the case of an SAR, only the actual number of shares issued upon exercise of the SAR will be deemed issued for purposes of determining the maximum number of shares available for issuance under the 2023 Plan.

The number of shares reserved for issuance will be increased by the number of any shares that are repurchased by the Company with option proceeds in respect of the exercise of a stock option, except that the number of shares contributed to the number of shares reserved in respect of the use of option proceeds for repurchase may

TREX COMPANY, INC.	2023 PROXY STATEMENT	65

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

not be greater than the number obtained by dividing the amount of such option proceeds by the fair market value of the common stock on the date of exercise of the applicable option. For this purpose, “option proceeds” means, with respect to an option, the sum of the option price paid in cash, if any, to purchase shares under such option, plus the value of all federal, state and local tax deductions to which the Company is entitled with respect to the exercise of such option, determined using the highest federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for federal tax purposes.

The 2023 Plan has a number of additional limitations on the shares reserved for issuance. A maximum of 4,150,000 shares may be issued pursuant to incentive stock options. No participant may be awarded options or SARs for more than 1,200,000 shares in any calendar year, except that the annual limit for newly hired employees is 2,400,000 shares. A maximum of 600,000 shares of restricted stock, or shares represented by restricted stock units, or unrestricted stock that are earned based on the achievement of performance objectives may be awarded to any participant in any calendar year, unless the participant is a newly hired employee, in which case the annual limit is 1,200,000 shares.

Terms and Conditions of Options. An option granted under the 2023 Plan is exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the option grant date (or 11 years if the optionee terminates employment or other service due to death in the tenth year of the option term), or five years in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary thereof (a “ten percent stockholder”).

The exercise price per share (the “option price”) under each option granted under the 2023 Plan may not be less than 100% (110% in the case of an incentive stock option granted to a ten percent stockholder) of the fair market value of the common stock on the option grant date. The common stock currently is listed on the NYSE. For so long as the common stock remains listed on the NYSE, the fair market value of the common stock will be the closing price of the common stock as reported on the NYSE on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price as reported on the NYSE for the last preceding date on which sales of the common stock were reported. In the event that the shares of common stock are listed on more than one established stock exchange, the fair market value will be the closing price of a share of common stock reported on the exchange that trades the largest volume of shares on the option grant date. If the common stock is not at the time listed or admitted to trading on a stock exchange, fair market value will be the mean between the lowest reported bid price and highest reported asked price of the common stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the board of directors and regularly reporting the market price of common stock in such market. If the common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, fair market value will be as determined in good faith by the Board.

Except upon the occurrence of a merger, recapitalization, stock split or other transaction described below, the terms of outstanding options may not be amended to reduce the exercise price, and outstanding options may not be cancelled, exchanged, repurchased or surrendered in exchange for cash, other grants, or options or SARs with an exercise price that is less than the exercise price of the original options, without stockholder approval.

Payment of the option price for shares purchased pursuant to the exercise of an option may be made (1) in cash or in cash equivalents acceptable to the Company, (2) to the extent permitted by law and at the discretion of the Compensation Committee, through the tender to the Company of shares of common stock (which shares, if acquired from the Company, must have been held for at least six months prior to such tender if necessary to avoid negative accounting treatment, or such shorter period as the Compensation Committee may approve, and will be valued at their fair market value on the date of exercise), or (3) to the extent permitted by law and at the discretion of the Compensation Committee, by a combination of the foregoing methods.

In the case of incentive stock options, the aggregate fair market value of the common stock (determined on the option grant date) with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.

Incentive stock options are non-transferable during the optionee’s lifetime. To the extent permitted by the Compensation Committee, non-qualified stock options may be transferred to the spouse, children, grandchildren,

66	TREX COMPANY, INC.	2023 PROXY STATEMENT

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

parents and siblings of the optionee, to trusts for the exclusive benefit of such family members, or to partnerships or limited liability companies in which such family members are the only partners or members.

Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the plan, provided, however, that subject to earlier vesting as provided in the plan, the vesting shall occur over a minimum of a three (3) year period, and in no event shall the vesting period be less than one (1) year.

Unless otherwise provided by the Compensation Committee, the following provisions of the 2023 Plan will govern termination of options in the circumstances described below. Upon termination of a participant’s employment or other relationship with the Company, other than by reason of death, permanent and total disability or retirement, all unvested options held by such participant will terminate immediately and all vested options not exercised will terminate 90 days following the date of termination of employment or other relationship. If a participant dies while employed or providing services to the Company, terminates his employment or other relationship with the Company by reason of permanent and total disability or retires, all options held by such participant which have not previously terminated will fully vest and will be exercisable at any time prior to the expiration of the term of the option. The plan defines “retirement” for purposes of the termination provisions of the affected types of awards to mean termination of employment on or after age 65.

Terms and Conditions of Stock Appreciation Rights. The Compensation Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including exercise based on achievement of performance objectives or future service requirements), the time or times at which and the circumstances under which an SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, whether or not an SAR will be in tandem or in combination with any other grant, and any other terms and conditions of any SAR, provided, however, that subject to earlier vesting as provided in the plan, vesting shall occur over a minimum of a three (3) year period, and in no event shall the vesting period be less than one (1) year.

A SAR granted under the 2023 Plan is exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the SAR grant date (or 11 years if the grantee terminates employment or other service due to death in the tenth year of the SAR term).

Upon exercise of an SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of common stock on the exercise date over the grant price of such SAR, as determined by the Compensation Committee. The grant price of an SAR may not be less than the fair market value of a share of common stock on the grant date.

Except upon the occurrence of a merger, recapitalization, stock split or other transaction described below, the terms of outstanding SARs may not be amended to reduce the exercise price, and outstanding SARs may not be cancelled, exchanged, repurchased or surrendered in exchange for cash, other grants, or options or SARs with an exercise price that is less than the exercise price of the original SARs, without stockholder approval.

To the extent permitted by the Compensation Committee, SARs may be transferred to the spouse, children, grandchildren, parents and siblings of the grantee, to trusts for the exclusive benefit of such family members, or to partnerships or limited liability companies in which such family members are the only partners or members.

Unless otherwise provided by the Compensation Committee, the following provisions of the 2023 Plan will govern termination of SARs in the circumstances described below. Upon termination of a participant’s employment or other relationship with the Company, other than by reason of death, permanent and total disability or retirement, all unvested SARs held by such participant will terminate immediately and all vested SARs not exercised will terminate 90 days following the date of termination of employment or other relationship. If a participant dies while employed or providing services to the Company, terminates his employment or other relationship with the Company by reason of permanent and total disability or retires, all SARs held by such participant which have not previously terminated will fully vest and will be exercisable at any time prior to the expiration of the term of the SAR. The plan defines “retirement” for purposes of the termination provisions of the affected types of awards to mean termination of employment on or after age 65.

TREX COMPANY, INC.	2023 PROXY STATEMENT	67

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

Terms and Conditions of Restricted Stock and Restricted Stock Units. Subject to the provisions of the 2023 Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the common stock subject to the award. Awards of restricted stock and restricted stock units may be subject to satisfaction of corporate or individual performance objectives. Such performance objectives may be stated either on an absolute or relative basis and may be based on one or more of the following business criteria:

•	revenue;

•	growth in revenue (in general, by type of product and/or by type of customer);

•	gross margin;

•	gross profit;

•	operating margin;

•	operating earnings;

•	operating cash flow;

•	pretax income;

•	net income;

•	earnings before interest, taxes, depreciation and amortization, or “EBITDA”;

•	earnings before interest and taxes, or “EBIT”;

•	earnings per share;

•	earnings growth;

•	cash flow;

•	growth in assets;

•	return on assets;

•	return on equity;

•	return on capital;

•	retained earnings;

•	total shareholder return;

•	economic value added (“EVA”);

•	market share;

•	stock price;

•	completion of acquisitions;

•	completion of divestitures and asset sales;

•	cost or expense reductions;

•	introduction or conversion of product brands;

•	achievement of specified management information systems objectives; and

•	any combination of any of the foregoing business criteria.

The restrictions and the restricted period may differ with respect to each participant. An award will be subject to forfeiture if certain events specified by the Compensation Committee occur prior to the lapse of the restrictions.

68	TREX COMPANY, INC.	2023 PROXY STATEMENT

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

Unless the grant is being made in consideration of compensation due under another plan, or unless vesting is subject to performance, and subject to earlier vesting as otherwise provided in the 2023 Plan, or as specifically provided by the Committee in a grant agreement, the restricted period will be a minimum of three years, and in no event shall the restricted period be less than one (1) year.

Unless the Compensation Committee otherwise provides in an award agreement, holders of restricted stock will have the right to vote such shares of stock. The holders of restricted stock shall not have the right to receive any dividends declared or paid with respect to such shares of stock, and holders of restricted stock units shall have no rights as stockholders of the Company

Unless otherwise provided by the Compensation Committee, the following provisions of the 2023 Plan will govern termination of restricted stock and restricted stock unit awards in the circumstances described below. Any restricted stock or restricted stock units held by a participant that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited upon the termination of such participant’s employment or other relationship with the Company other than by reason of the participant’s death, permanent and total disability or retirement. Unless otherwise provided by the Compensation Committee, if a participant dies while employed or providing services to the Company or terminates his relationship with the Company by reason of permanent and total disability or retires, all unvested restricted stock and restricted stock units held by such participant will fully vest if vesting is based solely on continued service and, if vesting is based in whole or in part on performance, will vest at the target amount. The plan defines “retirement” for purposes of the termination provisions of the affected types of awards to mean termination of employment on or after age 65.

Awards of restricted stock and restricted stock units are nontransferable.

Terms and Conditions of Unrestricted Stock. The Compensation Committee may award unrestricted stock (or sell unrestricted stock at par value or such other higher purchase price determined by the Compensation Committee) free of restrictions other than those required under federal or state securities laws. Awards of unrestricted stock may be made in respect of past services or other valid consideration, in lieu of any cash compensation due to eligible persons, or in satisfaction of a performance share award settled in unrestricted stock earned based on the satisfaction of one or more of the performance objectives described above with respect to awards of restricted stock and restricted stock units.

Adjustment of Shares Subject to Stock Incentive Plan. In the event that any dividend or other distribution (whether in the form of cash, common stock or other property), recapitalization, stock split, stock combination or other change in the Company’s corporate structure affects the common stock in such a manner that an adjustment is determined by the Compensation Committee to be appropriate to prevent dilution or enlargement of the rights of participants, the Compensation Committee may adjust, among other award terms, the number and kind of shares which may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award. In such circumstances, the Compensation Committee also may make provision for the payment of cash or other property in respect of any outstanding award.

Effect of Merger and Other Transactions. Upon the occurrence of certain transactions specified in the 2023 Plan, except as described below, (1) all outstanding options and SARs will become immediately exercisable for a period of 15 days immediately prior to consummation of the applicable transaction and (2) all outstanding awards of restricted stock and restricted stock units will be deemed to have vested, and all restrictions and conditions applicable to such awards will be deemed to have lapsed, immediately prior to the scheduled consummation of the applicable transaction. The foregoing effects will result upon the dissolution or liquidation of the Company, upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80% or more of the combined voting power of all classes of securities of the Company. The foregoing provisions of the 2023 Plan will not apply to outstanding awards in respect of any transaction if (1) the awards are assumed in such transaction, or new awards made in substitution therefor, with appropriate adjustments to the exercise prices and other terms of such awards, or (2) the Board determines that the foregoing provisions will not apply to such transaction.

TREX COMPANY, INC.	2023 PROXY STATEMENT	69

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

The Compensation Committee may provide in any agreement under the 2023 Plan for accelerated vesting or exercisability of an award upon the occurrence of specified events, including a change of control of the Company (as defined in any such agreement).

In the case of compensation attributable to a stock option or SAR, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if (1) the grant or award is made by the Compensation Committee, (2) the plan under which the option or SAR is granted states the maximum number of shares with respect to which options or SARs may be granted to an employee during a specified period, and (3) under the terms of the option or SAR, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

In the case of compensation attributable to other types of awards under the 2023 Plan, the performance goal requirement is deemed satisfied if vesting of such awards is subject to achievement of performance objectives based on objective business criteria. The business criteria specified in the 2023 Plan may be stated either on an absolute or relative basis and include one or more of the criteria set forth above under “Terms and Conditions of Restricted Stock and Restricted Stock Units.” The Compensation Committee is authorized to determine the specific performance goals that will apply and the way such goals are calculated.

Resales of Shares by Participants. Shares of common stock issued pursuant to the 2023 Plan will be eligible for sale by the participants in the public market without restriction under the Securities Act of 1933, except that any shares purchased by an “affiliate” of the Company (as that term is defined in Rule 144 under the Securities Act) will be subject to the resale limitations of Rule 144.

A participant that is an affiliate of the Company may sell in the public market the shares issued to such participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of common stock and (2) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to certain provisions relating to the manner and notice of sale and the availability of current public information about the Company.

Federal Income Tax Consequences of Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the 2023 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. However, an option holder’s alternative minimum taxable income will be increased by the amount that the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option ceases to be treated as an incentive stock option and is subject to taxation under the rules applicable to non-incentive stock options.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the option shares is qualifying if it is made at least two years after the date the incentive stock option was granted and at least one year after the date the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date the option was exercised over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

70	TREX COMPANY, INC.	2023 PROXY STATEMENT

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the option holder acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that had expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be treated for tax purposes as if the option holder had paid the exercise price for the incentive stock option in cash.

Federal Income Tax Consequences of Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. However, when an option holder exercises the option, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will be ordinary income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting.

If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option, and the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Federal Income Tax Consequences of Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to the Company. Upon exercise of an SAR, the participant will recognize ordinary income, and the Company will have a corresponding deduction in an amount equal to the cash or the fair market value of the common stock received by the participant.

Federal Income Tax Consequences of Restricted Stock and Restricted Stock Units. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the common stock is subject to restrictions (that is, such restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year the grantee is taxed on the income, subject to applicable regulations.

A distribution of common stock in payment of a restricted stock unit award will be taxable as ordinary income when actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received. The Company is entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient, subject to applicable regulations.

Federal Income Tax Consequences of Unrestricted Stock. A holder of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of such compensation, subject to applicable regulations.

Upon the holder’s disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital

TREX COMPANY, INC.	2023 PROXY STATEMENT	71

APPROVE THE TREX COMPANY, INC. 2023 STOCK INCENTIVE PLAN (PROPOSAL 4)

gain or loss will be long-term if the holder has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding. Payment of the taxes imposed on awards may be made by withholding from payments otherwise due and owing to the holder.

  Approval of Proposal 4

For Delaware law purposes, approval of the 2023 Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting.

The Board unanimously recommends that the stockholders of the Company vote FOR approval of the Trex Company, Inc. 2023 Stock Incentive Plan.

72	TREX COMPANY, INC.	2023 PROXY STATEMENT

Ratification of Appointment of Independent Registered Public Accounting Firm for the 2023 Fiscal Year

(Proposal 5)

The Audit Committee of the Board has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. The Board is submitting this appointment for stockholder ratification at the annual meeting.

A representative of Ernst & Young will attend the annual meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

The Company’s bylaws do not require that stockholders ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm. The Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider whether or not to retain Ernst & Young as the Company’s independent registered public accounting firm, but may determine to do so. Even if the appointment of Ernst & Young is ratified by the stockholders, the Audit Committee may change the appointment at any time if it determines that a change would be in the best interests of the Company and its stockholders.

  Approval of Proposal 5

Approval of this proposal will require the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matter at the annual meeting. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy FOR this proposal. Abstentions from voting on this proposal will have the same effect as a vote against this proposal. Broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome. (As this matter is deemed to be “routine” under NYSE Rules, broker non-votes are not expected on this proposal.)

The Board unanimously recommends that the stockholders of the Company vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

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Independent Registered Public Accounting Firm

  Fees

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2022 and 2021. The following sets forth the aggregate fees billed by Ernst & Young to the Company for fiscal years 2022 and 2021.

	2022	2021

Audit services	$878,000	$908,000

Audit-related services	—	—

Tax services	—	—

All other services	—	—

Total	$878,000	$908,000

Audit Services. Audit services include services performed by Ernst & Young to comply with the standards of the Public Company Accounting Oversight Board related to the audit and review of the Company’s Consolidated Financial Statements. The audit fees shown above for the 2022 and 2021 fiscal years were incurred principally for services rendered in connection with the audit of the Company’s Consolidated Financial Statements and associated SEC filings, the issuance of opinions on the Company’s internal control over financial reporting and quarterly reviews.

Audit-Related Services. Audit-related services include assurance and related services that are traditionally performed by independent registered public accounting firms.

Tax Services. Tax services include services in connection with the preparation of the Company’s tax returns and corporate tax consultations. No tax services were provided in 2021 or 2022.

All Other Services. No other services were provided in 2021 or 2022.

  Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval on other than an engagement-by-engagement basis is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by such firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee also may pre-approve particular services on an engagement-by-engagement basis.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has the authority to delegate pre-approval authority to a subcommittee of the Audit Committee consisting of one or more of its members.

All services provided to the Company by Ernst & Young LLP during fiscal 2022 and 2021 were pre-approved by the Audit Committee in accordance with this policy.

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Transactions with Related Persons

The Company’s Board has adopted a written policy for the approval of transactions with related persons. The policy requires Audit Committee approval or ratification of transactions which involve more than $120,000 in which the Company is a participant and in which a Company director, nominee for director, executive officer, greater than 5% stockholder, or an immediate family member of any of the foregoing persons has a direct or indirect material interest. In reviewing the related party transaction, the Audit Committee will, after reviewing all material information regarding the transaction, take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy includes standing pre-approval for the following related person transactions:

∎

any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s equity securities, if the aggregate amount involved does not exceed the greater of $1,000,000, or 2% of that company’s total annual revenues;

∎

any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000, or 2% of the charitable organization’s total annual receipts;

∎

any transaction, such as dividends paid on the common stock, in which the related person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis; and

∎	any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

There are no transactions with related persons to report for fiscal 2022.

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Stockholder Proposals for the 2024 Annual Meeting

Pursuant to Rule 14a-8 under the Securities Exchange Act, stockholder proposals to be included in the Proxy Statement for the Company’s annual meeting of stockholders in 2024 must be received by the Secretary of the Company at the Company’s offices at 160 Exeter Drive, Winchester, Virginia 22603-8605, at least 120 days before the date of the Company’s Proxy Statement for the previous year’s annual meeting. The submission by a stockholder of a proposal for inclusion in the Proxy Statement is subject to regulation by the SEC.

Under the Company’s bylaws, notice of proposals by stockholders to be brought before any annual or special meeting generally must be in proper form, contain the information required by the bylaws and be delivered to the Company no earlier than 120 days and no later than 90 days before the first anniversary of the previous year’s annual meeting.

76	TREX COMPANY, INC.	2023 PROXY STATEMENT

Delivery of Documents to Stockholders Sharing an Address

If you and other residents at your mailing address own common stock through a broker or bank in “street name,” your broker or bank may have sent you a notice that your household will receive only one Annual Report to stockholders and Proxy Statement or a Notice of Internet Availability indicating proxy materials are available on the internet for each company in which you hold shares through that broker or bank. The practice of sending only one copy of an Annual Report to stockholders and Proxy Statement or a Notice of Internet Availability is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of the Notice of Internet Availability to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New Jersey 11717 (telephone number: 1-800-542-1061). In any event, if you did not receive an individual copy of the Company’s Annual Report to stockholders or this Proxy Statement, and wish to do so, the Company will send a copy to you if you address your written request to Trex Company, Inc., 160 Exeter Drive, Winchester, Virginia 22603-8605, Attention: Secretary, or call the Company at 540-542-6300. If you are receiving multiple copies of the Annual Report to stockholders and Proxy Statement or Notice of Internet Availability, you can request householding by contacting the Company in the same manner. The Company encourages you to participate in this program. It will reduce the volume of duplicate information received at your household, as well as reduce the Company’s expense.

TREX COMPANY, INC.	2023 PROXY STATEMENT	77

Other Matters

The Board does not intend to present to the annual meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors,

James E. Cline

Chairman of the Board

Bryan H. Fairbanks

President and Chief Executive Officer

Dated: March 21, 2023

78	TREX COMPANY, INC.	2023 PROXY STATEMENT

Appendix A

TREX COMPANY, INC.

AMENDED AND RESTATED

2023 STOCK INCENTIVE PLAN

TREX COMPANY, INC.	2022 PROXY STATEMENT	79

TREX COMPANY, INC.	2022 PROXY STATEMENT	A-i

A-ii	TREX COMPANY, INC.	2022 PROXY STATEMENT

TREX COMPANY, INC.

AMENDED AND RESTATED

2023 STOCK INCENTIVE PLAN

Trex Company, Inc., a Delaware corporation (the ‘‘Company’’), sets forth herein the terms of the Trex Company, Inc. Amended and Restated 2023 Stock Incentive Plan (the ‘‘Plan’’), which amends and restates the Trex Company, Inc. 2014 Stock Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted stock and stock appreciation rights in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and all Service Providers shall in all cases be non-qualified stock options. With respect to persons subject to Section 16 of the Exchange Act (as defined below), transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1

‘‘Affiliate’’ of, or person ‘‘affiliated’’ with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

2.2

‘‘Award Agreement’’ means the stock option agreement, restricted stock agreement, restricted stock unit agreement, stock appreciation right agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3	‘‘Board’’ means the Board of Directors of the Company.

2.4	‘‘Code’’ means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.5

‘‘Committee’’ means the Compensation Committee of the Board (or any successor Committee designated by the Board to administer the Plan), provided that, if any member of the Compensation Committee does not qualify as (i) an outside director for purposes of Code Section 162(m), (ii) a non-employee director for purposes of Rule 16b-3 under the Exchange Act, and (iii) an independent director for purposes of the rules of the exchange on which the Stock is traded, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan.

2.6	“Company” means Trex Company, Inc., a Delaware corporation.

2.7

“Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other incentive awards, Disability (or variations thereof) means, unless otherwise provided in the Award Agreement with respect to the Grant, a Disability within the meaning of Code Section 409A(a)(2)(C) and Section 1.409A-3(i)(4) of the applicable treasury regulations (or any successor provision). The Committee shall determine whether a Disability exists and the determination shall be conclusive.

TREX COMPANY, INC.	2022 PROXY STATEMENT	A-1

2.8	‘‘Effective Date’’ means the date on which the Plan, as herein amended and restated and adopted by the Board on February 13, 2023, is approved by the Company’s stockholders.

2.9	‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.10

‘‘Fair Market Value’’ means the closing price of a share of Stock reported on the New York Stock Exchange (‘‘NYSE’’) on the date Fair Market Value is being determined, provided that if there should be no closing price reported on such date, the Fair Market Value of a share of Stock on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of shares were reported. Notwithstanding the foregoing, in the event that the shares of Stock are listed upon more than one established stock exchange, Fair Market Value means the closing price of a share of Stock reported on the exchange that trades the largest volume of shares on such date. If the Stock is not at the time listed or admitted to trading on a stock exchange, Fair Market Value means the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market. If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, Fair Market Value shall be as determined in good faith by the Committee.

2.11	‘‘Grant’’ means an award of an Option, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or Stock Appreciation Right under the Plan.

2.12	‘‘Grant Date’’ means, as determined by the Committee, (i) the date as of which the Committee approves a Grant or (ii) such other date as may be specified by the Committee.

2.13	‘‘Grantee’’ means a person who receives or holds an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Unrestricted Stock under the Plan.

2.14	‘‘Immediate Family Members’’ means the spouse, children, grandchildren, parents and siblings of the Grantee.

2.15	“Incentive Stock Option’’ means an ‘‘incentive stock option’’ within the meaning of Section 422 of the Code.

2.16	‘‘Option’’ means an option to purchase one or more shares of Stock pursuant to the Plan.

2.17	‘‘Option Price’’ means the purchase price for each share of Stock subject to an Option.

2.18	‘‘Outside Director’’ means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.19	‘‘Plan’’ means this Trex Company, Inc. 2023 Stock Incentive Plan, which amends and restates the Trex Company, Inc. 2014 Stock Incentive Plan, as may be further amended from time to time.

2.20	‘‘Reporting Person’’ means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.21	‘‘Restricted Period’’ means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 11.2 hereof.

2.22	‘‘Restricted Stock’’ means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof, that are subject to restrictions and to a risk of forfeiture.

2.23

‘‘Restricted Stock Unit’’ means a unit awarded to a Grantee pursuant to Section 11 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.24	“Retirement’ means termination of employment with the Company and its Subsidiaries on or after age 65.

A-2	TREX COMPANY, INC.	2022 PROXY STATEMENT

2.25	‘‘Securities Act’’ means the Securities Act of 1933, as now in effect or as hereafter amended.

2.26

‘‘Service Provider’’ means a consultant or adviser to the Company, a manager of the Company’s properties or affairs, or other similar service provider or Affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Committee pursuant to Section 6 hereof.

2.27	‘‘Stock’’ means the common stock, par value $0.01 per share, of the Company.

2.28	‘‘Stock Appreciation Right’’ or ‘‘SAR’’ means a right granted to a Grantee pursuant to Section 9 hereof.

2.29	“Subsidiary” means any ‘‘subsidiary corporation’’ of the Company within the meaning of Section 424(f) of the Code.

2.30	“Unrestricted Stock” means an award of Stock granted to a Grantee pursuant to Section 12 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1 Committee

The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation, bylaws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company’s certificate of incorporation, bylaws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Committee or an executive officer of the Company; provided, however, that, unless otherwise provided by resolution of the Committee, only the Committee may make a Grant to an executive officer of the Company and establish the number of shares of Stock that may be subject to Grants with respect to any fiscal period. In the absence of Committee action, the Board is authorized to take any action permitted to be taken by the Committee hereunder.

3.2 Grants.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority (i) to designate Grantees, (ii) to determine the types of Grants to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant, including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof, including lapse relating to a change in control of the Company) relating to the vesting, exercise, transfer or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options, (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to make Grants alone, in addition to, or in tandem with, any other Grant or any other award granted under another plan of the Company or a Subsidiary. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy or custom. As a condition to any subsequent Grant, the Committee shall have the right, at its discretion, to require Grantees to return to

TREX COMPANY, INC.	2022 PROXY STATEMENT	A-3

the Company any Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Committee at the time the subsequent Grant is made.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated ‘‘for cause’’ as defined in the applicable Award Agreement. The Committee may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

Except as provided in Section 16 hereof, the terms of outstanding Grants may not be amended to reduce the exercise price of outstanding Options or SARs, and outstanding Options or SARs may not be cancelled, exchanged, repurchased or surrendered in exchange for cash, other Grants, or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, without stockholder approval.

3.3 No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

3.4 Applicability of Rule 16b-3.

Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

3.5 Termination of Employment or Other Relationship.

(i) Whether a termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries shall have occurred and whether such termination is by reason of Disability shall be determined by the Committee, whose determination shall be final and conclusive.

(ii) Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

(iii) For purposes of the Plan, a termination of employment or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company, a Subsidiary or a Service Provider, or is engaged as a Service Provider or an Outside Director.

4.	STOCK SUBJECT TO THE PLAN

4.1 Aggregate Limitation.

(i) Subject to adjustment as provided in Section 16 hereof, the aggregate number of shares of Stock available for issuance under the Plan on or after the Effective Date pursuant to Options or other Grants shall be four million one hundred and fifty thousand (4,150,000) Shares. Shares may be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

A-4	TREX COMPANY, INC.	2022 PROXY STATEMENT

(ii) Any shares of Stock granted under the Plan which are forfeited to the Company because of the failure to meet an award contingency or condition shall again be available for issuance pursuant to new awards granted under the Plan. Any shares of Stock covered by an award (or portion of an award) granted under the Plan which are forfeited or canceled, expire or are settled in cash, or are withheld by the Company to cover withholding taxes (as provided in Section 19), shall be deemed not to have been issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

(iii) If any Option is exercised by tendering shares of Stock, by withholding shares of Stock subject to the Option being exercised, by tendering or withholding shares of Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an Option or a stock option under any prior plan of the Company as hereinabove described, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. In the case of a SAR, only the actual number of shares of Stock issued upon exercise of the SAR shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. Shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another entity shall not reduce the maximum number of shares available for issuance under the Plan.

(iv) The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds (as defined herein) in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to the number of shares of Stock reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than the number obtained by dividing the amount of such Option Proceeds by the Fair Market Value on the date of exercise of the applicable Option. “Option Proceeds” means, with respect to an Option, the sum of (x) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (y) the value of all federal, state and local tax deductions to which the Company is entitled with respect to the exercise of such Option, determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.

(v) The number of shares of Stock available for grant as incentive stock options on or after the Effective Date shall not exceed four million one hundred and fifty thousand (4,150,000), subject to adjustment as provided in Section 16 hereof, and shall not be increased by reason of the application of subsection (iii) or (iv) of this Section 4.1.

4.2 Application of Aggregate Limitation.

The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares of Stock previously counted in connection with a Grant.

4.3 Per-Grantee Limitation.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) no person eligible for a Grant under Section 6 hereof may be awarded Options and SARs under the Plan exercisable for greater than one million two hundred thousand (1,200,000)

TREX COMPANY, INC.	2022 PROXY STATEMENT	A-5

shares of Stock in any single calendar year, except that in the case of a newly hired employee, such limit shall be two million four hundred thousand (2,400,000) shares of Stock (in each case, subject to adjustment as provided in Section 16 hereof); and

(ii) the maximum number of shares of Restricted Stock or Unrestricted Stock that are earned based on achievement of performance objectives that may be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 11 hereof is six hundred thousand (600,000) shares of Stock in any single calendar year, except that in the case of a newly hired employee, such limit shall be one million two hundred thousand (1,200,000) shares of Stock (in each case, subject to adjustment as provided in Section 16 hereof).

5.	EFFECTIVE DATE AND TERM OF THE PLAN

5.1 Effective Date.

The Plan as herein amended and restated was approved by the Board on February 14, 2023 and shall be effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). Until such Effective Date, the terms of the Plan prior to its amendment and restatement herein (known as the “Trex Company, Inc. Amended and Restated 2014 Stock Incentive Plan”) shall remain in effect. The approval of the Plan as herein amended and restated by the Board and stockholders shall have no effect on Grants made under the Plan prior to the Effective Date.

5.2 Term.

The Plan shall expire on the tenth anniversary of the Effective Date.

6.	PERMISSIBLE GRANTEES

6.1 Employees and Service Providers.

Subject to the provisions of Section 6.3 hereof, Grants may be made under the Plan to any employee of the Company or any Subsidiary, including any such employee who is an officer or director of the Company, to an Outside Director, to a Service Provider or employee of a Service Provider providing, or who has provided, services to the Company or any Subsidiary, and to any other individual whose participation in the Plan is determined by the Committee to be in the best interests of the Company, as the Committee shall determine and designate from time to time.

6.2 Multiple Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

6.3 Limitations on Grants of Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed one hundred thousand dollars ($100,000). This limitation shall be applied by taking Options into account in the order in which they were granted.

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7.	AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements issued from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

8.	OPTIONS

8.1 Option Price.

The Option Price of each Option shall be no less than the Fair Market Value of a share of Stock on the date of grant and stated in the Award Agreement evidencing such Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2 Vesting.

Subject to Sections 8.3 and 16 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, provided, however, that subject to earlier vesting as otherwise provided herein or except as otherwise specifically provided by the Committee in an Award Agreement, vesting shall occur over a minimum of a three (3) year period. Notwithstanding the foregoing, in no event shall the vesting period stated in an Award Agreement be less than one (1) year. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3 Option Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years (eleven (11) years if the Grantee shall terminate employment or other service due to death in the tenth year of the Option term) from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and thereafter stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent (10%) of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its date of grant.

8.4 Termination of Employment or Other Relationship for a Reason Other than Retirement, Death or Disability.

Unless otherwise provided by the Committee, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries other than by reason of death, Disability or Retirement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 8.2 hereof shall terminate immediately, and any Option or portion thereof that

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has vested in accordance with the provisions of Section 8.2 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof.

8.5 Rights in the Event of Death.

Unless otherwise provided by the Committee, if a Grantee dies while employed by or providing services to the Company or its Subsidiaries, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time prior to termination of the Option pursuant to Section 8.3 hereof, to exercise any Option held by such Grantee at the date of such Grantee’s death.

8.6 Rights in the Event of Disability.

Unless otherwise provided by the Committee, if a Grantee’s employment or other relationship with the Company or its Subsidiaries is terminated by reason of the Disability of such Grantee, such Grantee’s Options that have not previously terminated shall fully vest, and shall be exercisable at any time prior to termination of the Option pursuant to Section 8.3 hereof.

8.7 Rights in the Event of Retirement.

Unless otherwise provided by the Committee, if a Grantee’s employment or other relationship with the Company is terminated by reason of the Grantee’s Retirement, all Options granted to such Grantee that have not previously terminated shall fully vest on the date of Retirement, and the Grantee shall have the right, at any time prior to termination of the Option pursuant to Section 8.3 hereof, to exercise any Option held by such Grantee at the date of such Grantee’s Retirement.

8.8 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten (10) years following the date upon which the Option is granted (except as provided in Section 8.3 hereof in the case of death of the Grantee), or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

8.9 Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) one hundred (100) shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares of Stock available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Committee’s discretion, through the actual or constructive tender to the

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Company of shares of Stock, which shares of Stock, if acquired from the Company, shall have been held for at least six months prior to such tender if necessary to avoid negative accounting treatment (or such shorter period as the Committee may approve) and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Committee’s discretion, by a combination of the methods described in clauses (i) and (ii) or any other method permitted by law that is approved by the Committee. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

8.10 Rights as a Stockholder.

An individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.11 Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a Stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

9.	STOCK APPRECIATION RIGHTS

9.1 SAR Price.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one share of Stock on the date of exercise over (y) the grant price of the SAR, as determined by the Committee. The grant price of a SAR shall not be less than the Fair Market Value of a share of Stock on the Grant Date.

9.2 Vesting, and Terms and Conditions Governing SARs.

Subject to Sections 9.3 and 16 hereof, the Committee shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including exercise based on achievement of performance objectives or future service requirements), the time or times at which and the circumstances under which a SAR shall cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, whether or not a SAR shall be in tandem or in combination with any other Grant, and any other terms and conditions of any SAR provided, however, that subject to earlier vesting as otherwise provided herein, or except as otherwise specifically provided by the Committee in an Award Agreement, vesting shall occur over a minimum of a three (3) year period. Notwithstanding the foregoing, in no event shall the vesting period stated in an Award Agreement be less than one (1) year.

9.3 SAR Term

Each SAR granted under the Plan shall terminate upon the expiration of ten (10) years (eleven (11) years if the Grantee shall terminate employment or other service due to death in the tenth (10th) year of the SAR term) from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and thereafter stated in the Award Agreement relating to such SAR.

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9.4 Termination of Employment or Other Relationship for a Reason Other than Retirement, Death or Disability.

Unless otherwise provided by the Committee, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries other than by reason of death, Disability or Retirement, any SAR or portion thereof held by such Grantee that has not vested shall terminate immediately, and any SAR or portion thereof that has vested but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday).

9.5 Rights in the Event of Death.

Unless otherwise provided by the Committee, if a Grantee dies while employed by or providing services to the Company or its Subsidiaries, all SARs granted to such Grantee that have not previously terminated shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time prior to termination of the SAR pursuant to Section 9.3 hereof, to exercise any SAR held by such Grantee at the date of such Grantee’s death.

9.6 Rights in the Event of Disability.

Unless otherwise provided by the Committee, if a Grantee’s employment or other relationship with the Company is terminated by reason of the Disability of such Grantee, such Grantee’s SARs that have not previously terminated shall fully vest, and shall be exercisable at any time prior to termination of the SAR pursuant to Section 9.3 hereof.

9.7 Rights in the Event of Retirement.

Unless otherwise provided by the Committee, if a Grantee’s employment or other relationship with the Company or its Subsidiaries is terminated by reason of the Grantee’s Retirement, all SARs granted to such Grantee that have not previously terminated shall fully vest on the date of Retirement, and the Grantee shall have the right, at any time prior to termination of the SAR pursuant to Section 9.3 hereof, to exercise any SAR held by such Grantee at the date of such Grantee’s Retirement.

9.8 Limitations on Exercise of SAR.

Notwithstanding any other provision of the Plan, in no event may any SAR be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten (10) years following the date upon which the SAR is granted (except as provided in Section 9.3 hereof in the case of death of the Grantee), or after the occurrence of an event referred to in Section 16 hereof which results in termination of the SAR.

9.9 Rights as a Stockholder.

An individual holding or exercising a SAR shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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9.10 Delivery of Stock Certificates.

Promptly after the exercise of a SAR by a Grantee and the payment in full of the SAR Price, such Grantee shall be entitled to the issuance of a Stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the SAR. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

10.	TRANSFERABILITY OF OPTIONS AND SARS

10.1 General Rule

Except as provided in Section 10.2 hereof, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR or Option. Except as provided in Section 10.2 hereof, no Option or SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

10.2 Family Transfers.

To the extent permitted by the Committee and under such rules and conditions as may be imposed by the Committee, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option or a SAR to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member or (iii) a partnership or limited liability company in which Immediate Family Members are the only partners or members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options or SARs or transfers of an interest in a trust, partnership, or limited liability company to which an Option or SAR has been transferred are prohibited except those in accordance with this Section 10.2 or by will or the laws of descent and distribution. Following such transfer, any such Option or SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that, for purposes of this Section 10.2, the term ‘‘Grantee’’ shall be deemed to refer to the transferee. The events of termination of employment or other relationship referred to in Sections 8.4 through 8.7 and Sections 9.4 through 9.7 hereof, or any agreement between the Grantee and the Company, shall continue to be applied with respect to the original Grantee, following which the Option or SAR shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.4, 8.5, 8.6 or 8.7 hereof in the case of Options and Section 9.4, 9.5, 9.6 or 9.7 hereof in the case of SARs.

11.	RESTRICTED STOCK

11.1 Grant of Restricted Stock or Restricted Stock Units.

The Committee from time to time may grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Committee may determine.

11.2 Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Committee shall establish a period of time (the ‘‘Restricted Period’’) applicable to such Restricted Stock or Restricted Stock Units. Unless the Grant is being made in consideration of compensation due under another plan, or unless vesting is subject to performance, or subject to earlier vesting as otherwise provided herein, or except as otherwise specifically provided by the Committee in an Award Agreement, the Restricted Period will be a minimum of three (3) years (subject to the accelerated vesting provisions of Section 16 hereof). Notwithstanding the foregoing, in no event shall the vesting period stated in an Award

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Agreement be less than one (1) year. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Committee may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Committee by not later than the 90th day of the period of service to which such performance objectives relate and while the outcome is substantially uncertain. Performance objectives may be stated either on an absolute or relative basis and may be based on any of the following criteria: revenue, growth in revenue (in general, by type of product and/or by type of customer), gross margin, gross profit, operating margin, operating earnings, operating cash flow, pretax income, net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”), earnings per share (“EPS”), earnings growth, cash flow, growth in assets, return on assets, return on equity, return on capital, retained earnings, total shareholder return (“TSR”), economic value added (“EVA”), market share, stock price, completion of acquisitions, completion of divestitures and asset sales, cost or expense reductions, introduction or conversion of product brands, achievement of specified management information systems objectives, and any combination of the foregoing performance objectives (e.g., cash flow return on capital), provided that the performance period may be no less than one (1) year. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Restricted Stock Units.

11.3 Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, Stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends complying with the applicable securities laws and regulations and making appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

11.4 Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock. The holders of Restricted Stock shall not have the right to receive any dividends declared or paid with respect to such shares of Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

11.5 Rights of Holders of Restricted Stock Units.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company.

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11.6 Termination of Employment or Other Relationship for a Reason Other than Death, Disability or Retirement.

Unless otherwise provided by the Committee, upon the termination of a Grantee’s employment or other relationship with the Company and its Subsidiaries, in either case other than, in the case of individuals, by reason of death, Disability or Retirement, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including, but not limited to, any right to vote Restricted Stock.

11.7 Rights in the Event of Death.

Unless otherwise provided by the Committee, if a Grantee dies while employed by the Company or its Subsidiaries or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall, if vesting is based solely on continued service, fully vest on the date of death. If vesting is based in whole or part on performance, the Restricted Stock or Restricted Stock Unit shall vest at the target amount (regardless of the amount of the relevant performance period that precedes death or the level of performance to date). Upon such vesting, the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

11.8 Rights in the Event of Disability.

Unless otherwise provided by the Committee, if a Grantee’s employment or other relationship with the Company or its Subsidiaries or a Service Provider, or service as a Service Provider, is terminated by reason of the Disability of such Grantee, such Grantee’s then unvested Restricted Stock or Restricted Stock Units shall, if vesting is based solely on continued service, fully vest and be paid on the date of termination. If vesting is based in whole or part on performance, the Restricted Stock or Restricted Stock Unit shall vest at the target amount (regardless of the amount of the relevant performance period that precedes Disability or the level of performance to date).

11.9 Rights in the Event of Retirement.

Unless otherwise provided by the Committee, if a Grantee’s employment with the Company or its Subsidiaries is terminated by reason of Retirement, all Restricted Stock or Restricted Stock Units granted to such Grantee shall, if vesting is based solely on continued service, fully vest and be paid on the date of termination. If vesting is based in whole or part on performance, the Restricted Stock or Restricted Stock Unit shall vest at the target amount (regardless of the amount of the relevant performance period that precedes Retirement or the level of performance to date).

11.10 Delivery of Shares and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or Restricted Stock Units, a certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

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12.	UNRESTRICTED STOCK

The Committee may, in its sole discretion, grant Stock (or sell Stock at par value or such other higher purchase price determined by the Committee) free of restrictions other than those required under federal or state securities laws (“Unrestricted Stock”) to persons eligible to receive grants under Section 6 hereof. Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration in lieu of any cash compensation due to such Grantee, or in satisfaction of a performance share award payable in Stock and earned based on the satisfaction of one or more of the performance objectives enumerated in Section 11.2 hereof with respect to Restricted Stock and Restricted Stock Units.

13.	PARACHUTE LIMITATIONS

If the Grantee is a ‘‘disqualified individual’’ (as defined in Section 280G(c) of the Code), any Option, Restricted Stock, Restricted Stock Unit or SAR and any other right to receive any payment or benefit under the Plan shall not vest or become exercisable (i) to the extent that the right to vest or any other right to any payment or benefit, taking into account all other rights, payments or benefits to or for the Grantee, would cause any payment or benefit to the Grantee under the Plan to be considered a ‘‘parachute payment’’ within the meaning of Section 280G(b)(2) of the Code as then in effect (a ‘‘Parachute Payment’’) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under any Award Agreements, the Plan, and all other rights, payments or benefits to or for the Grantee would be less than the maximum after-tax amount that could be received by the Grantee without causing the payment or benefit to be considered a Parachute Payment. In the event that, but for the provisions of this Section 13, the Grantee would be considered to have received a Parachute Payment under any Award Agreements that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate any rights, payments or benefits under any Award Agreements, the Plan, any other agreements and any benefit arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under any Award Agreements be deemed to be a Parachute Payment. The Award Agreement, or any agreement entered into by the Grantee with the Company before or after the date of grant, may provide for different treatment of Grants than is set forth in this Section 13 in the event that the Grantee is a disqualified individual.

14.	REQUIREMENTS OF LAW

14.1 General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other person exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other person exercising a right emanating from such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any Restricted Stock or shares of Stock underlying Restricted Stock Units, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be

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required to sell or issue such shares of Stock unless the Committee has received evidence satisfactory to it that the Grantee or any other person exercising a right emanating from such Grant may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any such determination by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, that, any amendment that materially increases the benefits available under the Plan or which is required to be submitted for stockholder approval by applicable law, rule or regulation (including, without limitation, rules of the exchange on which the Stock is traded) shall be adopted subject to stockholder approval. Except as permitted under this Section 15 or Section 16 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16.	EFFECT OF CHANGES IN CAPITALIZATION

16.1 Changes in Stock.

Subject to Section 16.2 hereof, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination or other change in the corporate structure of the Company affecting the shares of Stock, (a) such adjustment shall be made in the number and class of shares which may be delivered under Section 4 hereof and the Grant limits under Section 4 hereof, and in the number and class of or price of shares subject to outstanding Grants as may be determined to be appropriate and equitable by the Board or the Committee, in its sole discretion, to prevent dilution or enlargement of existing rights; and (b) the Board or the Committee or, if another legal entity assumes the obligations of the Company hereunder, the board of directors, compensation committee or similar body of such other legal entity shall either (i) make appropriate provision for the protection of outstanding Grants by the substitution on an equitable basis of appropriate equity interests or awards similar to the Grants, provided that the substitution neither enlarges nor diminishes the value and rights under the Grants, or (ii) upon written

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notice to the Grantees, provide that Grants shall be exercised, distributed, canceled or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions) as shall be specified in the notice. Any adjustment of an Incentive Stock Option under this Section 16.1 shall be made in such a manner so as not to constitute a ‘‘modification’’ within the meaning of Section 424(h)(3) of the Code. The conversion of any convertible securities of the Company shall not be treated as a change in the corporate structure of the Company affecting the shares of Stock. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the merger, reorganization or other transaction referred to in this Section 16.1.

16.2 Reorganization, Sale of Assets or Sale of Stock.

Upon the dissolution or liquidation of the Company or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning eighty percent (80%) or more of the combined voting power of all classes of securities of the Company, (i) all outstanding Restricted Stock and Restricted Stock Units shall, if vesting is based solely on continued service, be deemed to have vested, and all restrictions and conditions applicable to such Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such transaction, and, if vesting is based in whole or part on performance, shall vest at the target amount (regardless of the amount of the relevant performance period that precedes the event or the level of performance to date), and (ii) all Options and SARs outstanding hereunder shall become immediately exercisable for a period of fifteen (15) days immediately prior to the scheduled consummation of such transaction. Any exercise of an Option or SAR during such fifteen (15) day period shall be conditioned upon the consummation of the transaction and shall be effective only immediately before the consummation of the transaction.

This Section 16.2 shall not apply to any transaction to the extent that (A) provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of the Options, SARs, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, SARs, Restricted Stock and Restricted Stock Units of new options, stock appreciation rights, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, SARs, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such transaction shall not trigger application of the provisions of this Section 16.2 and limited by any ‘‘change in control’’ provision in any employment agreement or Award Agreement applicable to the Grantee. Upon consummation of any such transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options and SARs theretofore granted, or for the substitution for such Options and SARs of new options and stock appreciation rights covering the shares of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options and SARs theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

A-16	TREX COMPANY, INC.	2022 PROXY STATEMENT

16.3 Adjustments.

Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.4 No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.	DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company or Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any affiliate thereof. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement or employment agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option or SAR except to the extent such shares of Stock shall have been issued upon the exercise of the Option or SAR.

18.	NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of Stock options otherwise than under the Plan.

19.	WITHHOLDING TAXES

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the exercise of an Option or SAR or the grant of Unrestricted Stock. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole

TREX COMPANY, INC.	2022 PROXY STATEMENT	A-17

discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirement.

20.	CAPTIONS

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21.	OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

22.	NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form and, the masculine gender shall include the feminine gender, as the context requires.

23.	SEVERABILITY

If any provision of the Plan or any Award Agreement shall be finally determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24.	GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

25.	SECTION 409A

To the extent that the Committee determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain deferred compensation arrangements pursuant to Section 409A of Code as a result of any provision of any Grant, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Committee shall determine the nature and scope of any such amendment.

The Plan, prior to its amendment and restatement herein, was duly adopted and approved by the Board of Directors of the Company on March 12, 1999 and by the stockholders of the Company on April 7, 1999. An amended and restated Plan was approved by the Board of Directors of the Company on March 8, 2005 and by the stockholders of the Company on April 21, 2005. The Plan was subsequently amended by the Board of Directors of the Company on September 12, 2005, March 13, 2008, and February 26, 2013, and approved by the stockholders on May 7, 2008. The Plan, as

A-18	TREX COMPANY, INC.	2022 PROXY STATEMENT

amended and restated herein, was approved by the Board of Directors of the Company on February 19, 2014 and by the stockholders of the Company on April 30, 2014. The Plan was subsequently amended and restated by the Board of Directors as of May 7, 2014, May 2, 2018 and September 14, 2020. An amended and restated Plan was approved by the Board of Directors on February 14, 2023 and by the stockholders of the Company on May 4, 2023.

TREX COMPANY, INC.	2022 PROXY STATEMENT	A-19

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 4, and 5 and FOR the option of One Year for Proposal 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Jay M. Gratz				02 - Ronald W. Kaplan				03 - Gerald Volas

	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
2. Non-binding advisory vote on executive compensation (“say-on-pay”).				3. Non-binding advisory vote on the frequency of future advisory votes on the compensation of named executive officers (“say-on-frequency”).
						For	Against	Abstain
4. Approve the Trex Company, Inc. 2023 Stock Incentive Plan.				5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

1 U P X

03RLOA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The 2023 proxy statement and the 2022 Annual Report to Shareholders are available at:

http://www.trex.com/proxy.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – TREX COMPANY, INC.

TREX UNIVERSITY

331 APPLE VALLEY ROAD

WINCHESTER, VA 22602

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 4, 2023 AT 9:00 A.M.

The undersigned appoints Amy M. Fernandez and Dennis C. Schemm, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 4, 2023, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 4 and 5 AND THE OPTION OF ONE YEAR FOR PROPOSAL 3.

(Continued and to be marked, dated and signed, on the other side)

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 3, 2023 at 11:59 P.M., Eastern Time.

Online
Go to www.investorvote.com/TREX or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/TREX

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 4, and 5 and FOR the option of One Year for Proposal 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Jay M. Gratz				02 - Ronald W. Kaplan				03 - Gerald Volas

	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
2. Non-binding advisory vote on executive compensation (“say-on-pay”).				3. Non-binding advisory vote on the frequency of future advisory votes on the compensation of named executive officers (“say-on-frequency”).
						For	Against	Abstain
4. Approve the Trex Company, Inc. 2023 Stock Incentive Plan.				5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

1 U P X

03RLQA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The 2023 proxy statement and the 2022 Annual Report to Shareholders are available at:

http://www.trex.com/proxy.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/TREX

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – TREX COMPANY, INC.

TREX UNIVERSITY

331 APPLE VALLEY ROAD

WINCHESTER, VA 22602

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 4, 2023 AT 9:00 A.M.

The undersigned appoints Amy M. Fernandez and Dennis C. Schemm, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 4, 2023, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 4 and 5 AND THE OPTION OF ONE YEAR FOR PROPOSAL 3.

(Continued and to be marked, dated and signed, on the other side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.